UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.)
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Dayforce, Inc.

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Notice of 2025 Annual Meeting of Stockholders and Proxy Statement
May 2, 2025

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

Dayforce, Inc. 3311 East Old Shakopee Road Minneapolis, Minnesota 55425

Notice of 2025 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Dayforce, Inc. (“Dayforce”).

Date and Time	Location	Who Can Vote

Friday, May 2, 2025 10:00 a.m., Eastern Daylight Time ("EDT")	Online at www.virtualshareholdermeeting.com/DAY2025	Stockholders of record as of March 6, 2025 (the "Record Date")

Once again, we are holding our Annual Meeting virtually by means of a live webcast in order to make the meeting conveniently accessible to all of our stockholders, who will be able to listen, vote, and submit questions remotely via the Internet. If you plan to attend the virtual Annual Meeting, please note the log-in procedures described under “Admission” in the "Voting and Other General Information" section beginning on page 72 of the Proxy Statement. There are four items of business for the Annual Meeting:

Items of Business		Page	Board Voting Recommendation

1	Election of Directors: Brent Bickett, Ronald Clarke, Deborah Farrington, Thomas Hagerty, Linda Mantia, David Ossip, Ganesh Rao, Andrea Rosen, and Gerald Throop	Page 60	FOR each of the nominees

2	Advisory Vote to Approve Executive Compensation	Page 61	FOR

3	Ratification of Appointment of KPMG LLP as Dayforce's Independent Registered Public Accounting Firm for Fiscal Year 2025	Page 62	FOR

4	Approval of Dayforce's Amended and Restated Certificate of Incorporation	Page 64	FOR

In addition, Dayforce will consider any other business as may properly come before the Annual Meeting or any adjournment, continuation, or postponement thereof.

If you have any questions regarding this information or the proxy materials, please contact Dayforce’s Corporate Secretary at stockholders@dayforce.com.

By Order of the Board of Directors,

William E. McDonald
Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary
Minneapolis, Minnesota
March [ ], 2025

This Notice of Annual Meeting and Proxy Statement and Form of Proxy are being distributed and made available on or about March [ ], 2025.

Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on May 2, 2025. The Proxy Statement and 2024 Annual Report are available electronically on the “Investor Relations” page of Dayforce’s website located at www.dayforce.com and at proxyvote.com.

In this Proxy Statement, (i) the terms “Dayforce,” “the Company,” “we,” “us,” and “our” refer to Dayforce, Inc. and its subsidiaries; (ii) references to “stockholders” are to the holders of shares of our common stock, par value $0.01 per share (“Common Stock”) and the holders of exchangeable shares of Ceridian AcquisitionCo ULC ("Exchangeable Shares"); and (iii) all dollar amounts are expressed in United States dollars ("USD") unless otherwise indicated.
Dayforce Values

As a global human capital management ("HCM") software company, Dayforce aims to make work life better. Our HCM technology is focused on improving work for thousands of customers and millions of employees around the world. Our single, global people platform for Human Resources ("HR"), payroll, talent, workforce management, and benefits equips Dayforce customers to unlock their full workforce potential and operate with confidence.
We continually strive to provide exceptional value to our stakeholders, and "Our Way" is the set of values that guide our behavior. These values are core to Dayforce’s culture and our thinking.

Customer focus	Dayforce customers are at the center of what we do. We're driven to deliver quantifiable value through actionable insights.
Shared ambition	At Dayforce, our team wins, learns, and grows together. We're individually and collectively accountable and empowered.
Agility	Dayforce is a global company with the heart of a startup. We embrace innovation and change.
Equity	Dayforce has a culture designed to support all of our employees to help them reach their full potential.
Optimism	At Dayforce, we believe preparation leads to knowledge, knowledge leads to confidence, and confidence leads to optimism. Our optimism drives our customers' continued success.
Transparency	Dayforce employees are open, honest, and respectful.

1

Proxy Statement Summary

Business Highlights	3
Executive Compensation	4
Stockholder Engagement	5
Nominees to Dayforce's Board of Directors	6
2025 Annual Meeting Information	7

2

Proxy Statement Summary

Business Highlights
As 2024 progressed, we began to turn our focus to planning for and executing against our long-term sustainable growth vision, including our long-term $5.0 billion total revenue and $1.0 billion free cash flow targets. We are proud that our business continues to grow in a sustainable and profitable manner. Some of our 2024 performance highlights are:

$1.8 billion	98%
Total revenue for the fiscal year ended December 31, 2024, an increase of 16% year-over-year.	Dayforce gross revenue retention rate for the fiscal year ended December 31, 2024, an increase of 90 basis points year-over-year.[1]

6,876	900+
Customers live on DayforceTM as of December 31, 2024, an increase of 7.6% year-over-year.	Compliance updates in 2024.

Leader	Most Loved
Fifth consecutive year named a Leader in the Gartner® Magic QuadrantTM for Cloud HCM Suites for 1,000+ Employee Enterprises.[2]	Named one of the Top 100 Most Loved Workplaces in America by Newsweek.[3]

Achievements and Milestones
Business Performance	Products and Services Innovation
Launched re-brand of the company to Dayforce from Ceridian	Acquired eloomi, a learning experience platform software provider
Held first-ever investor day in Las Vegas, Nevada, U.S. alongside our Dayforce Discover user conference - over 200 investors joined in-person and virtually	Launched new Dayforce Partner Network structure and programs featuring streamlined operations and accelerated partner engagement earlier in the sales process
Reported full year 2024 net cash provided by operating activities of $281.1 million, up 28%	Launched Dayforce Flex Work, an on-demand marketplace that helps organizations augment their workforce with flexible talent
Generated $171.5 million of free cash flow in 2024, an increase of 63% year-over-year[1]	Dayforce Wallet delivered over $5 billion in on-demand pay to employees
Repurchased $36.1 million of Dayforce stock through share repurchases under our inaugural $500 million share repurchase program	Announced Dayforce AI agents, which leverages Dayforce Co-Pilot that is designed to help automate repetitive tasks

(1)    Please refer to Appendix A in this Proxy Statement for information regarding this non-GAAP financial measure, including a reconciliation of free cash flow to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the U.S. ("GAAP"). We have not reconciled Dayforce gross revenue retention rate because there is no directly comparable GAAP financial measure.
(2)    https://www.dayforce.com/resources/leader-2024-gartner-magic-quadrant-hcm-suites.
(3)    https://www.newsweek.com/rankings/most-loved-workplaces-2024.

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Executive Compensation
Maintaining an executive compensation program that is significantly performance-based and stockholder aligned is essential for Dayforce's continued sustainable growth journey. Our executive compensation programs incorporate both strong governance practices and motivating incentives that focus performance on the critical growth levers of our business.

2024 Compensation Program is Performance-based and Stockholder Aligned

Short-term incentive ("STI") program includes challenging performance goals tied to the critical metrics fueling strong and profitable growth.

Long-term incentive ("LTI") program includes financial performance stock units ("PSUs") that are measured on three one year performance periods to ensure the performance metrics and targets remain aligned with Dayforce's quickly evolving business, in addition to market performance stock units that tie executive compensation to Dayforce's total shareholder return ("TSR") relative to the S&P 1500 Application Software index.

Stockholders are empowered on an annual basis to cast an advisory say on pay vote ("Say on Pay"). Last year, this vote signaled strong support for our executive compensation programs.

2024 CEO Compensation at a Glance

David Ossip first began serving as the Chief Executive Officer ("CEO") of Dayforce in 2013, following the acquisition of Dayforce Corporation in 2012, where Mr. Ossip previously served as CEO and founder. Each year, our Compensation Committee evaluates Mr. Ossip's compensation to align it with Dayforce's business and financial performance. In its annual analysis, the Compensation Committee listens to and incorporates stockholder feedback and reviews peer compensation practices. Specifically, in 2024, the Compensation Committee determined that the following compensation makeup was appropriate to recognize Mr. Ossip's contributions to Dayforce:

Actual CEO Total Direct Compensation	Mr. Ossip’s 2024 actual total direct compensation was $18,596,544.

CEO Compensation Mix
The portion of performance-based Restricted Stock Units ("RSUs") granted to Mr. Ossip was 59% of his target total direct compensation in 2024, which represents a significant portion of his total direct compensation.

Peer Group Alignment	Our Compensation Committee used an appropriate peer group, created through a robust selection process, by looking at reasonably comparable companies to our size and scale, growth profile, specific industry, and broad labor market where we compete for talent, to set Mr. Ossip's 2024 compensation.

Strong Governance Practices

“Pay for Performance” with majority of target total direct compensation “at risk”
Custom compensation peer group developed with independent compensation consultant
“Double trigger” equity award acceleration following a change in control

Limited executive perquisites
Robust stockholder engagement program
Stock Ownership Guidelines for Senior Management
Compensation Recovery (Clawback) Policy
No-Hedging and No-Pledging Policy
For more information on our executive compensation program, please see our Compensation Discussion & Analysis ("CD&A") beginning on page 28 of this Proxy Statement.

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Stockholder Engagement
Dayforce's Board of Directors ("Board") is committed to engaging with our stockholders to understand their views on significant matters affecting Dayforce, including corporate governance, executive compensation, and other strategic matters. Our engagement since our 2024 Annual Meeting with stockholders included senior members of management and members of our Board.

of outstanding Common Stock of the Company as of June 30, 2024

Comprehensive Stockholder Engagement Program

Year-Round Engagement

Our directors and senior management annually engage with our largest stockholders to obtain feedback on matters related to corporate governance, executive compensation, and other matters of interest	Our quarterly earnings calls provide stockholders with an opportunity to hear about what Dayforce has accomplished in previous quarters as well as a look forward to where Dayforce is going as a company	In 2024, Dayforce held its first Investor Day, where key members of our management team presented our vision, strategy, and multi-year financial model
Members of senior management engage major proxy advisory firms annually to solicit feedback and answer questions about Dayforce
Members of our executive management team participate in investor conferences to share information about the Company's financial performance and outlook
We have a dedicated Investor Relations team that receives and responds to stockholder correspondence

Following the strong results on our Say on Pay proposal at our 2024 Annual Meeting, we continued to receive positive feedback from stockholders in support of the changes we made in 2024 and the overall evolution of our compensation programs since our initial public offering in 2018. As such, we followed a similar paradigm in designing our 2025 compensation program, with some incremental changes to continue aligning our compensation program to motivate sustainable growth. We will continue to engage with our stockholders and consider actions based on that feedback.
For more information on our stockholder engagement program and on the compensation program changes made in response to stockholder feedback, please see "Stockholder Feedback" beginning on page 31 of this Proxy Statement, within our CD&A.

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Nominees to Dayforce's Board of Directors
Dayforce's Board is overseen by directors who possess diverse skills, attributes, and experiences that represent the best interests of Dayforce's stockholders. The nominees for election are below:

Committee Memberships
	Independent	Acquisition & Finance	Audit	Compensation	Corporate Governance & Nominating
Brent Bickett Age: 60 Director Since 2013*
Ronald Clarke Age: 69 Director Since 2018
Deborah Farrington Age: 74 Director Since 2019
Thomas Hagerty Age: 62 Director Since 2013*
Linda Mantia Age: 56 Director Since 2020
David Ossip Age: 58 Director Since 2015
Ganesh Rao Age: 48 Director Since 2013*
Andrea Rosen Age: 70 Director Since 2018
Gerald Throop Age: 67 Director Since 2018

Chair Member
*	Indicates the year appointed to serve on the Board of Dayforce, Inc. Please note that this date is not inclusive of past positions held with predecessor entities of Dayforce, Inc.

44% of directors are considered diverse

33% identify as women

11% identify as people of color

Average age of directors and director nominees
62.7 years

Average tenure of directors and director nominees
7.6 years

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2025 Annual Meeting Information

Date and Time	Location	Who Can Vote

Friday, May 2, 2025 10:00 a.m. EDT	Online at www.virtualshareholdermeeting.com/DAY2025	Stockholders of record as of March 6, 2025 (the "Record Date")

Voting Matters and Vote Recommendations

Proposal		Board of Directors Recommendation	Additional Information

1	Election of Directors	FOR each nominee	Page 60
Our directors possess an array of skills, qualities, and experiences to effectively lead Dayforce and represent the best interest of its stockholders.

2	Advisory Vote to Approve Executive Compensation	FOR	Page 61
Our executive compensation program is performance based and stockholder aligned.

3	Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2025	FOR	Page 62
KPMG LLP is an independent auditing firm with the required knowledge and experience to effectively audit Dayforce's financial statements.

4	Approval of Dayforce's Amended and Restated Certificate of Incorporation	FOR	Page 64
Approval to amend and restate Dayforce's Restated Certificate of Incorporation to provide for limited liability of certain officers, to remove or revise obsolete provisions, and to make other immaterial changes.

How to Cast Your Vote

Internet	Telephone	Mail	Virtual

Go to proxyvote.com up until 11:59 p.m. EDT on May 1, 2025 (Have your proxy card in hand when you visit the website)	Call toll-free at 1-800-690-6903 up until 11:59 p.m. EDT on May 1, 2025 (Have your proxy card in hand when you call)	Complete and mail your proxy card	Enter the 16-digit control number found on your proxy card, voter instruction form, or Notice, as applicable, at the time you log into the virtual meeting

If you hold Exchangeable Shares of Ceridian AcquisitionCo ULC, please see the "How to Vote" section of "Voting and Other General Information" beginning on page 72 of this Proxy Statement for voting instructions.

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Corporate Governance

Corporate Governance Framework	9
Corporate Governance Policies	9
Corporate Governance Practices	10
Board Governance and Oversight	11

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Corporate Governance

Corporate Governance Framework

The Board has routinely evaluated our policies and practices against evolving best practices for alignment with stockholder interests. Key policies and practices we have adopted include:

Board Governance

Practices	Policies
Annual Board and Committee self-evaluations	Corporate Governance Guidelines
Board Orientation Program for new directors	Director “Overboarding” Guidelines
Regular executive sessions of independent directors	Stock Ownership Guidelines
Robust stockholder engagement program	No-Hedging and No-Pledging Policy
Annual director elections	Related Person Transactions Policy
Majority voting for election of directors with resignation policy	Insider Trading and Tipping Policy
Formalized oversight responsibility for management and director succession planning

Corporate Governance Policies

Code of Conduct
We have a Code of Conduct that applies to all employees, contractors, officers, and directors of Dayforce and its majority-owned subsidiaries and controlled affiliates. A copy of the Code of Conduct is available on our website under "Governance Documents" on the Corporate Governance section of our Investor Relations page at www.dayforce.com. Any amendments to or waivers from our Code of Conduct granted to directors or executive officers will be disclosed on our website.

Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines in accordance with the corporate governance rules of the New York Stock Exchange ("NYSE") and the Toronto Stock Exchange ("TSX"), which serve as a framework within which our Board and its committees operate. These guidelines cover areas including:

•Board composition	•Roles of the Chair and Lead Director	•Director nominations
•Board membership criteria	•Board meetings and executive sessions	•Board committees
•Management succession	•Board performance evaluations	•Expectations of directors
•Board compensation	•Access to management and outside advisors
A copy of our Corporate Governance Guidelines is posted on our website under "Governance Documents" on the Corporate Governance section of our Investor Relations page at www.dayforce.com.
Director Service on Other Public Company Boards
We value the experience our directors bring from the other boards on which they serve, but also recognize that those boards may present demands on a director’s time and availability and may present conflicts or legal issues. Accordingly, under our Corporate Governance Guidelines, a director is required to receive approval from the chair of the Corporate Governance and Nominating Committee and the Corporate Secretary prior to joining a new board of directors or undertaking other significant commitments involving affiliation with other businesses or governmental agencies.
In 2024, our Board approved updates to our Corporate Governance Guidelines to reduce the number of public company boards that directors are allowed to sit on. The updated guidelines state that no director may sit on more

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than four public company boards (including the Company’s), and no director who is a chief executive officer of a public company may sit on the board of more than one public company besides the public company for which they are chief executive officer. As of the time of mailing of this Proxy Statement, all directors satisfy the “overboarding” guidelines.
Insider Trading and Prohibited Transactions Involving Dayforce Securities
Our Insider Trading and Tipping Policy (the "Insider Trading Policy") is designed to promote compliance with federal, state, and foreign securities laws and regulations, and any listing standards applicable to Dayforce. The Insider Trading Policy generally defines what constitutes illegal insider trading under the federal securities laws, provides guidance on what may be considered "material nonpublic information," and specifies certain transactions that are prohibited pursuant to the Insider Trading Policy. The Insider Trading Policy also establishes trading windows and blackout periods for when individuals subject to the Insider Trading Policy are prohibited from trading, as well as specifying procedures for seeking clearance to trade by certain individuals and providing for the consequences of violating the Insider Trading Policy or the federal securities laws. The Insider Trading Policy prohibits the hedging or pledging of Dayforce stock by our directors and employees unless an exception is granted by the Board. No exceptions were granted in 2024. Our Insider Trading Policy also prohibits all of our directors and employees, including executive officers, from short-term trading, short sales, and from holding Dayforce securities in a margin account or pledging Dayforce securities as collateral for a loan. A copy of our Insider Trading Policy was filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Corporate Governance Practices

Board and Committee Evaluations
Each year, under the direction of the Corporate Governance and Nominating Committee, our Board and Board committees conduct self-assessments of the effectiveness of the Board, Board committees, and our directors. The assessment is facilitated through a questionnaire process and is designed to elicit feedback with respect to areas such as governance, communication, and composition, and identify specific areas for improvement. The results are reported to and discussed with the Board and each relevant Board committee.
Director Succession and Recruitment Planning
Our Corporate Governance and Nominating Committee regularly evaluates desired attributes of director candidates in light of the Company's strategy and evolving needs by reviewing director skills and input from the Board through self-assessment questionnaires. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members, and evaluates potential candidates consistent with input and criteria approved by the Board, as described in the Company's Corporate Governance Guidelines.
Management Development and Succession Planning
The Board, the Corporate Governance and Nominating Committee, and management share responsibility for management development and succession planning.
The Board is responsible for succession planning for the CEO position. Our Lead Director and each Board committee chair, in consultation with the CEO, periodically discuss CEO succession planning, including the policies and principles for evaluating performance and selecting a successor, and policies regarding succession in the event of an emergency or the retirement of the CEO.
The Corporate Governance and Nominating Committee is responsible for non-CEO succession planning, which includes periodic discussions with our Chief People Officer ("CPO") and CEO related to succession plans for members of Dayforce's senior management team, including those who serve on an internal committee to guide operations of the organization (the "Executive Operating Committee"). The CPO and senior human resources leaders work with functional leaders across the Dayforce organization to develop and implement programs to attract, assess, and develop talented individuals for potential future senior leadership positions, including those on the Executive Operating Committee.

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Indemnification of Directors and Officers
Our Restated Certificate of Incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”).
We have entered into indemnification agreements with each of our directors. These indemnification agreements provide the directors with contractual rights to indemnification and expense advancement and reimbursement to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.
Board Governance and Oversight
Our Board meets at least quarterly and works closely with management to provide oversight and counsel related to long-term strategy, significant business risks and opportunities, and operational performance. It also oversees CEO succession planning and maintains compliance with our robust corporate governance practices. Members of our Board also engage directly with stockholders to gather feedback.
Our Board held five meetings in the period from January 1, 2024, through December 31, 2024 (“Fiscal Year 2024”). Each director attended at least 92% of all meetings of the Board and the Board committees on which they served that were held during Fiscal Year 2024. All directors are encouraged to attend our annual meeting of stockholders. Our 2024 Annual Meeting was held virtually, with eight of the nine directors serving at that time in attendance.
Our Corporate Governance Guidelines require a majority of Board members to be independent. Our Board has affirmatively determined that all board members, other than Mr. Ossip, are independent directors under the applicable rules of the NYSE.
Board Leadership Structure
Our Board's leadership structure is comprised of Mr. Ossip as executive Chair and Mr. Throop as independent Lead Director. The Board believes this structure is appropriate as it allows the Board to leverage Mr. Ossip's knowledge, leadership, and years of experience as CEO of Dayforce, while maintaining effective independent oversight leadership from Mr. Throop in his role as independent Lead Director. The Board believes that Mr. Ossip's combined CEO and Chair role enables strong leadership, creates clear accountability, facilitates information flow between management and our Board, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders. Our Board periodically evaluates its leadership structure to ensure it meets Dayforce's current needs and circumstances.

David Ossip | CEO and Chair	Gerald Throop | Independent Lead Director
•Our CEO and Chair holds powers and carries out duties as are customarily carried out by the chair of a board of directors. •His responsibilities include presiding at meetings of the Board,	•Our independent Lead Director is empowered with and exercises robust, well-defined duties as set forth in our Corporate Governance Guidelines. •His responsibilities include and preparing agendas for each board meeting in consultation with the Lead Director.
•We believe Mr. Ossip is well-equipped to identify strategic priorities, lead critical discussions, and execute our strategy and business plans, and that he possesses detailed in-depth knowledge of the issues, opportunities, and challenges facing Dayforce.

advising the Chair concerning matters for the Board to consider, calling and presiding over all executive sessions of independent directors, and serving as a supplemental channel of communication between independent directors and the Chair.
•We believe Mr. Throop is well-equipped to effectively guide and oversee the Board's activities, ensure strong governance, and collaborate with both the Board and management.

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Committees of the Board of Directors
Our Board has established an Acquisition and Finance Committee, Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our Board. The charter of each committee complies with the relevant rules of NYSE and is available on our website under "Governance Documents" on the Corporate Governance section of our Investor Relations page at www.dayforce.com. The Board has determined that all committee members are independent under applicable NYSE and Securities and Exchange Commission ("SEC") rules for committee memberships. Each member of the Audit Committee meets the additional independence criteria set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each member of the Compensation Committee meets the additional independence criteria set forth in Rule 10C-1 of the Exchange Act.

Acquisition and Finance Committee

Meetings in 2024: 3 Members: •Thomas Hagerty (Chair) •Brent Bickett •Deborah Farrington •Ganesh Rao
Purpose: The primary purpose of our Acquisition and Finance Committee is to assist the Board's oversight of matters involving capital expenditures, investments, acquisitions, dispositions, financing activities, and other related matters.

The Acquisition and Finance Committee meets on an as-needed basis to fulfill the responsibilities set out in its charter.

Audit Committee

Meetings in 2024: 12 Members: •Gerald Throop (Chair) •Deborah Farrington •Linda Mantia •Andrea Rosen	Purpose: The primary purpose of our Audit Committee is to assist the Board’s oversight of, among other things:
•Audits of our financial statements.
•The quality and integrity of our financial statements and related disclosure.
•Our policies and practices with respect to risk assessment and risk management (except with respect to those risks for which oversight is assigned to another Board committee), in conjunction with the management team.

•The conduct and systems of internal control over financial reporting and disclosure controls and procedures.
•The qualifications, engagement, compensation, independence, and performance of our independent auditor.
•The performance of our internal audit function.

Financial Expertise: Each of the members of the Audit Committee qualifies as an "audit committee financial expert" as such term has been defined by the SEC in Item 407(d) of Regulation S-K.

Compensation Committee

Meetings in 2024: 6 Members: •Brent Bickett (Chair) •Ronald Clarke •Thomas Hagerty •Andrea Rosen	Purpose: The primary purpose of our Compensation Committee is to assist the Board in overseeing our management compensation policies and practices, including, among other things:
	•Making recommendations to the Board with respect to the compensation of our directors. •Reviewing and approving selection of peer companies used for compensation analysis.	•Making recommendations to the Board with respect to all equity-based compensation plans. •Determining and approving the compensation of our executive officers.
•Reviewing and approving incentive compensation awards to executive officers.

Compensation Committee Interlocks and Insider Participation: No member of our Compensation Committee has ever been one of our executive officers or employees. None of our executive officers currently serve, or have served during the last fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Corporate Governance and Nominating Committee

Meetings in 2024: 4 Members: •Deborah Farrington (Chair) •Brent Bickett •Linda Mantia •Ganesh Rao	Purpose: The primary purpose of our Corporate Governance and Nominating Committee is to, among other things:
•Make recommendations to the Board regarding members and chairpersons of Board committees.
•Provide oversight of policies and programs on issues of social responsibility and environmental sustainability.

•Take responsibility for management succession planning for non-CEO senior management.
•Determine corporate governance practices and related matters.
•Assist the Board with identifying individuals qualified to become Board members.

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Board’s Role in Risk Oversight

Board of Directors
The Board as a whole has responsibility for oversight of risk. This approach allows the Board to draw upon the experience and judgment of all directors in overseeing and managing the risks we face. The committees of the Board support the Board in exercising its risk oversight duties by overseeing the risks within the purview of their respective substantive areas. The chairs of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee report on any committee-level risk-related discussions to the Board at each regular meeting of the Board, and the chair of the Acquisition and Finance Committee reports regularly to the Board summarizing the committee’s actions and any significant issues considered by the committee. This reporting process enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. The table below highlights the types of risks overseen by each of our committees:

Acquisition and Finance Committee	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
•Capital expenditures, investments, acquisitions, dispositions, financing activities, and other related matters not addressed by the entire Board
•Design and operation of the Enterprise Risk Management program
•Design and operation of the Company's internal controls over financial reporting
•Ongoing assessment, monitoring, and mitigation of enterprise risks, with a focus on mission-critical risks including in the areas of cybersecurity, information technology, operational resilience, funds movement, and privacy, in addition to other emerging risks such as artificial intelligence
•Operation of a risk-based internal audit function

•Compensation policies and practices impacting recruitment and retention of executive talent, including reviewing and approving the annual compensation risk assessment conducted by management and the Compensation Committee's independent compensation consultant

•Corporate governance and related matters, including Board composition and refreshment, succession planning for non-CEO senior management, and policies and programs on issues of social responsibility and environmental sustainability

Management
Our Board works directly with management to review Dayforce’s major areas of risk, assess management’s strategies for adequately managing risk, and determine the levels of risk appropriate for Dayforce.

Enterprise Risk Management		Internal Audit
Our Enterprise Risk Management program is designed to identify, assess, and prioritize our risk exposures across various time frames, from the short-term to the long-term. Risks are evaluated based on their potential magnitude, likelihood, and immediacy. Our Governance Risk and Compliance Executive Committee of the Executive Operating Committee is responsible for providing oversight and operational support with respect to Dayforce's functional risk management programs.

Our Internal Audit function provides independent assessments to the Audit Committee, management, and outside parties on the adequacy and effectiveness of governance, risk management, and control processes for the Company. The Internal Audit function is overseen by the Audit Committee.

Additional information regarding the responsibilities of each Board committee is available in the “Committees of the Board of Directors” section on page 12 of this Proxy Statement, and in the charters of each Board committee.

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Board of Directors

Board Composition and Selection Criteria	15
Nominees for Election	15
Director Compensation	21

14

Board of Directors
Board Composition and Selection Criteria
The Dayforce Board is comprised of highly experienced directors who possess an array of skills, qualities, and experiences that inform their decision making and empower them to represent the best interest of our stockholders. Our Board members possess significant and relevant experience, including in areas of strategic and financial planning, public company financial reporting, and transformation leadership. The diversity of tenure of the Board which spans investors who have been with Dayforce since before its initial public offering in 2018, as well as those who joined the Company subsequently, instills the board room with a strong mix of long-term understanding of our business and technology and the HCM market as a whole, and fresh perspectives to the opportunities awaiting Dayforce.
The Corporate Governance and Nominating Committee has responsibility for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board the nominees to stand for election as directors at the Annual Meeting.
The Corporate Governance and Nominating Committee has recommended, and the Board has nominated, each nominee for election to the Board after considering the following criteria:
•Personal qualities and characteristics, accomplishments, and reputation in the business community;
•Current knowledge and contacts in the communities in which Dayforce does business and in Dayforce’s industry or other industries relevant to Dayforce’s business;
•Ability and willingness to commit adequate time to Board and committee matters;
•The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial, and responsive to Dayforce’s needs; and
•Diversity of viewpoints, background, experience, and other demographics. In considering the diversity of a potential nominee, the Board will consider all aspects of diversity in order to enable the Board to perform its duties and responsibilities effectively.

Nominees for Election
Nominee Skills and Demographic Matrix
The following table summarizes the types of experience, qualifications, attributes, and skills possessed by one or more of our nominees, that, among other factors, led our Board to recommend these nominees for election of the Board. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. The demographic information presented below is based primarily on voluntary self-identification by each nominee.

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	Brent Bickett	Ronald Clarke	Deborah Farrington	Thomas Hagerty	Linda Mantia	David Ossip	Ganesh Rao	Andrea Rosen	Gerald Throop
Key Skills
Strategic Transformation Leadership: Experience driving strategic direction and growth of an organization shifting its business strategy.	●	●	●	●	●	●	●	●	●
Public Company Board Service: Experience with public company reporting obligations, investor interaction, and governance requirements.	●	●	●	●	●	●	●	●	●
C Suite / Management Leadership: Experience serving in a significant leadership position.	●	●	●	●	●	●		●	●
Industry Background: Experience in human capital management, financial services, fintech, or payments.	¡	●	●	●	●	●	●	●	●
Technology or Software Experience: Experience implementing technology strategies for long-term R&D, planning, and strategy.	¡	●	●	●	●	●	●		¡
Financial Literacy: Experience or expertise in financial accounting and reporting or financial management.	●	●	●	●	●	●	●	●	●
Global Business Background: Experience and exposure to global markets and cultures.	●	●	●	●	●	●	●	●	●
Mergers & Acquisitions / Corporate Finance: Experience creating long-term value through acquisitions and growth strategies and having expertise in financial strategy.	●	●	●	●	●	●	●	●	●
Human Resources / Talent Management: Experience with HR strategies and efforts to attract, motivate, and retain candidates for key positions, and experience in talent development.	¡	¡	●		¡	●	●	●	¡
Enterprise Risk Management / Cybersecurity: Experience in enterprise risk oversight, including experience in overseeing and managing cybersecurity risks.	●	¡	¡	●	●	●	●	¡	¡
Sustainability: Experience in sustainability, community affairs, and/or corporate responsibility.	¡	●	¡	●	●	●	●	¡	¡
Demographics
Age	60	69	74	62	56	58	48	70	67
Gender Identity	M	M	F	M	F	M	M	F	M
Race / Ethnicity	W	W	W	W	W	W	A	W	W
Director Since	2013*	2018	2019	2013*	2020	2015	2013*	2018	2018
¡	Intermediate Knowledge			M - Male		W - White/Caucasian
●	Advanced Knowledge			F - Female		A - Asian
*    Indicates the year appointed to serve on the Board of Dayforce, Inc. Please note that this date is not inclusive of past positions held with predecessor entities of Dayforce, Inc.

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Biographies of our Director Nominees

Brent Bickett

Age 60 Director Since 2013 Independent

Career Highlights
Mr. Bickett has served as a director of Dayforce, Inc. since December 2013. He also served as a director or manager for other Dayforce entities between May 2007 and April 2018. Mr. Bickett currently serves as president and chief executive officer of 3B Capital Partners, Inc., a private principal investment and capital advisory company. Mr. Bickett previously served as president until December 2020 and senior advisor until December 2021 for Cannae Holdings, Inc. (“Cannae”), a NYSE listed diversified investment company. Mr. Bickett also previously served as president and executive vice president of corporate strategy at Fidelity National Financial, Inc., a leading provider of title insurance and real estate settlement services.

Key Skills and Qualifications
Mr. Bickett brings to the Board investment, management, transaction, capital allocation, and corporate strategy experience. His expertise in management leadership, mergers & acquisitions/corporate finance, and his financial literacy make him well-qualified to serve as a director.

	Committees •Acquisition and Finance •Compensation (Chair) •Corporate Governance and Nominating	Other Public Company Boards •Current: None

Ronald Clarke

Age 69 Director Since 2018 Independent

Career Highlights
Mr. Clarke has served as a director of Dayforce, Inc. since July 2018. Mr. Clarke has been the chief executive officer of Corpay, Inc., a leading global business payments company and a NYSE listed company, since August 2000 and has served as chairman of its board of directors since March 2003. Prior to that, Mr. Clarke served as president and chief operating officer of AHL Services, Inc., a staffing firm, and as chief marketing officer and later as a division president with Automatic Data Processing, Inc., a computer services company. Earlier in his career, Mr. Clarke was a principal with Booz Allen Hamilton, a global management consulting firm, and a marketing manager for General Electric Company, a diversified technology, media, and financial services corporation.

Key Skills and Qualifications
Mr. Clarke brings to the Board management and leadership experience, and possesses a deep knowledge of the opportunities and challenges that CEOs of public companies face. His expertise in strategic transformation leadership, management leadership, and mergers & acquisitions/corporate finance makes him well-qualified to serve as a director.

	Committees •Compensation	Other Public Company Boards •Current: Corpay, Inc.

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Deborah Farrington

Age 74 Director Since 2019 Independent

Career Highlights
Ms. Farrington has served as a director of Dayforce, Inc. since April 2019. Ms. Farrington is a founder and President of StarVest Management, Inc., the management company for the StarVest funds, and since 1999 has been a general partner of StarVest Partners, L.P., an expansion stage venture capital and growth equity firm. Earlier in her career, Ms. Farrington was an investment banker and executive with Merrill Lynch & Co., an investment bank.

Key Skills and Qualifications
Ms. Farrington brings to the Board experience in executive leadership, public company governance, and corporate, finance, and investment strategies. Her history of public company board service, including in the software services space, and her financial literacy make her well-qualified to serve as a director.

Committees •Acquisition and Finance •Audit •Corporate Governance and Nominating (Chair)
Other Public Company Boards
•Current: Cumulus Media Inc.
•Within Last Five Years: Collectors Universe, Inc. (publicly listed company at time of service); NCR Corporation; RedBall Acquisition Corp. (publicly listed company at time of service)

Thomas Hagerty

Age 62 Director Since 2013 Independent

Career Highlights
Mr. Hagerty has served as a director of Dayforce, Inc. since September 2013, and other Dayforce entities between April 2008 and April 2018. Mr. Hagerty is a managing director of Thomas H. Lee Partners, L.P. (“THL”), a private equity firm, which he joined in 1988.

Key Skills and Qualifications
Mr. Hagerty brings to the Board managerial and strategic experience working with large growth-oriented companies, and experience in enhancing value at such companies. His expertise in strategic transformation leadership, mergers & acquisitions/corporate finance, and his financial literacy make him well-qualified to serve as a director.

Committees •Acquisition and Finance (Chair) •Compensation
Other Public Company Boards
•Current: Corpay, Inc.; Dun & Bradstreet Holdings, Inc.; Fidelity National Financial, Inc.
•Within Last Five Years: Black Knight, Inc. (publicly listed company at time of service); Foley Trasimene Acquisition Corp. (publicly listed company at time of service)

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Linda Mantia

Age 56 Director Since 2020 Independent

Career Highlights
Ms. Mantia has served as a director of Dayforce, Inc. since June 2020. Prior to joining our Board, Ms. Mantia was Senior Executive Vice President, Chief Operating Officer of Manulife Financial Corporation, an international insurance and financial service company listed on the NYSE and TSX. Ms. Mantia also previously served as Executive Vice President of Digital Banking, Payments and Cards at Royal Bank of Canada (“RBC”), a multinational financial services company listed on the NYSE, as well as in other leadership roles at RBC, including Executive Vice President, Global Cards and Payments. Earlier in her career, Ms. Mantia worked at McKinsey & Co., a global management consulting firm, and prior to that, she practiced law at Davies Ward Phillips & Vineberg LLC.

Key Skills and Qualifications
Ms. Mantia brings to the Board experience in executive leadership roles, HR strategy, and enterprise risk management, including in scaled companies in the financial services, payments, and digital technology spaces. Her expertise in strategic transformation leadership, management leadership, and enterprise risk management makes her well-qualified to serve as a director.

	Committees •Audit •Corporate Governance and Nominating	Other Public Company Boards •Current: Maple Leaf Foods Inc. •Within Last Five Years: McKesson Corporation; MindBeacon Holdings Inc. (publicly listed company at time of service)

David Ossip

Age 58 Director and Chair of the Board Since 2015 Non-Independent

Career Highlights
Mr. Ossip is Chair of the Board and CEO for Dayforce, Inc. Mr. Ossip has held the position of Chair since August 2015 and CEO since November 2023. Previously, Mr. Ossip served as Co-CEO of Dayforce from February 2022 until November 2023, and CEO of Dayforce from July 2013 until February 2022. Mr. Ossip joined Dayforce following the acquisition of Dayforce Corporation in 2012, where he held the position of chief executive officer.

Key Skills and Qualifications
Mr. Ossip brings to the Board managerial, technology, and strategic experience, including deep knowledge of Dayforce's industry. His expertise in management leadership and technology and software, and industry background make him well-qualified to serve as a director.

Committees None
Other Public Company Boards
•Current: None
•Within Last Five Years: Dragoneer Growth Opportunities Corp. (publicly listed company at time of service); Dragoneer Growth Opportunities Corp. II (publicly listed company at time of service); Dragoneer Growth Opportunities Corp. III (publicly listed company at time of service)

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Ganesh Rao

Age 48 Director Since 2013 Independent

Career Highlights
Mr. Rao has served as a director of Dayforce, Inc. since September 2013, and other Dayforce entities between May 2013 and April 2018. Mr. Rao is a managing director of THL, a private equity firm, which he joined in 2000. Prior to joining THL, Mr. Rao worked at Morgan Stanley & Co. Incorporated in the mergers & acquisitions department.

Key Skills and Qualifications
Mr. Rao brings to the Board managerial and strategic experience working with large growth-oriented companies, and experience in enhancing value at such companies. His expertise in strategic transformation leadership and mergers & acquisitions/corporate finance, and his financial literacy make him well-qualified to serve as a director.

	Committees •Acquisition and Finance •Corporate Governance and Nominating	Other Public Company Boards •Current: Dun & Bradstreet Holdings, Inc. •Within Last Five Years: Black Knight, Inc. (publicly listed company at time of service); MoneyGram International, Inc.

Andrea Rosen

Age 70 Director Since 2018 Independent

Career Highlights
Ms. Rosen has served as a director of Dayforce, Inc. since July 2018. Earlier in her career, Ms. Rosen was vice chair of TD Bank Financial Group, a company which offered a full range of financial products and services, and president of TD Canada Trust. Prior to that, she was executive vice president of TD Commercial Banking and vice chair of TD Securities.

Key Skills and Qualifications
Ms. Rosen brings to the Board global business experience, industry background, and HR strategy experience gained through her broad public board service and former executive management roles with large financial institutions. Her expertise in strategic transformation leadership, public company board service, and management leadership makes her well-qualified to serve as a director.

	Committees •Audit •Compensation	Other Public Company Boards •Current: Element Fleet Management Corp. •Within Last Five Years: Emera Inc.; Manulife Financial Corporation

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Gerald Throop

Age 67 Director Since 2018 and Lead Director Since 2019 Independent

Career Highlights
Mr. Throop has served as a director of Dayforce, Inc. since April 2018 and Lead Director since November 2019. Since 2011, Mr. Throop has worked independently as a private equity investor, director, and advisor to early-stage companies. Prior to 2011, he spent 17 years in executive leadership positions in the securities and banking industry, including the position of executive vice president, managing director, and head of equities for both National Bank of Canada and Merrill Lynch Canada. Mr. Throop currently serves on the board of directors of Nasdaq Canada Inc., and has served as either a member of the board of directors or the chief financial officer of several companies that were TSX listed at the time of his service, including Workbrain Corporation, Toronto Stock Exchange, Call-Net Enterprises/Sprint Canada Inc., and Tie Telecommunications Canada Limited. Mr. Throop is a Chartered Public Accountant.

Key Skills and Qualifications
Mr. Throop brings to the Board financial, managerial, and investment experience gained through his background as a leader at major banking and securities institutions, and as a chief financial officer of public companies. His expertise in strategic transformation leadership, public company board service, and his financial literacy make him well-qualified to serve as a director.

	Committees •Audit (Chair)	Other Public Company Boards •Current: Corpay, Inc.

Stockholder Recommendations
In making its nominations, the Board will consider all stockholder recommendations for Board nominees submitted in compliance with the Company's Amended and Restated Bylaws. Stockholders may submit recommendations for director candidates to the Corporate Governance and Nominating Committee by sending the individual’s name, qualifications, and other relevant information as described in the Company's Amended and Restated Bylaws, to Dayforce, Inc., c/o Corporate Secretary, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425. The Corporate Secretary will forward all stockholder recommendations to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management. Please see “Transaction of Other Business and Additional Information” beginning on page 77 of this Proxy Statement for more information.
Director Compensation
Our Board believes that compensation for directors should be competitive, aligned with stockholders, and reflect the highest standards of corporate governance. Our compensation program for directors is reviewed periodically by our Compensation Committee to ensure that the program remains competitive.

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Current Director Compensation Program

The current director compensation program for non-employee directors consists of:
•An annual cash retainer of $50,000;
•Annual equity award grants of $250,000;
•Annual cash committee chair fees (Audit Committee, $20,000; Compensation Committee, $12,500; Corporate Governance and Nominating Committee, $7,500; Acquisition and Finance Committee, $7,500);
•Annual cash Lead Director fee of $50,000; and
•One-time time-based RSU grant with a value of $200,000 made to non-employee directors upon appointment to the Board.
The annual cash retainer and annual cash committee chair and Lead Director fees are paid pro-rata quarterly. Directors are given the flexibility to elect to receive any portion of their annual cash retainer or annual cash committee chair and Lead Director fees in the form of RSUs. Annual RSU awards vest over a one year period on a pro rata basis on the quarterly anniversary of the date of grant. The one-time RSU award granted upon appointment to the Board vests pro-rata annually over a three-year period following the date of grant. Directors who are Canadian taxpayers have the ability to defer issuance of the Common Stock underlying their vested RSUs pursuant to the terms of our Dayforce, Inc. 2018 Equity Incentive Plan (the "2018 EIP") and the underlying RSU award agreement, and directors who are U.S. taxpayers have the ability to elect to defer issuance of the Common Stock underlying their vested RSUs pursuant to the Dayforce, Inc. Non-Employee Director Deferral Program.
Our directors may be reimbursed for approved director education courses and out-of-pocket travel expenses incurred in connection with attendance at Board and Board committee meetings and other Board-related activities.
Director Stock Ownership Principles and Guidelines
Stock ownership and stockholder alignment are key principles of our director compensation program and are reinforced from a director’s appointment to the Board until their service concludes. Therefore, we provide for annual elections where directors may receive any portion of their annual cash fees in the form of RSU awards and provide a one-time RSU award upon a non-employee director’s initial appointment to the Board.
The Compensation Committee has established Stock Ownership Guidelines to encourage equity ownership by our non-employee directors to reinforce the link between their financial interests and those of our stockholders. A person covered by the Stock Ownership Guidelines will have five years from the later of February 27, 2020, or the date the individual became a covered person to satisfy the stock ownership requirements.
We set the Stock Ownership Guidelines for our non-employee directors based on a multiple of their annual base cash retainer as of December 31 of each year. Qualifying shares under the Stock Ownership Guidelines consist of:
•shares of Common Stock or Exchangeable Shares held directly or beneficially owned by the covered person; and
•vested time-based vesting RSUs held directly by the covered person and granted to the covered person under a Dayforce equity plan.

Under our Stock Ownership Guidelines, each non-employee director is expected to own an amount of our stock equal in value to five times their annual base cash retainer. As of December 31, 2024, each of our non-employee directors complied with the requirements of the Stock Ownership Guidelines.

Discussion of the Stock Ownership Guidelines as they apply to the named executive officers ("Named Executive Officers" or "NEOs") is contained in the "Compensation Governance" section of the CD&A beginning on page 40 of this Proxy Statement.

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Director Compensation for Fiscal Year 2024
The following table presents the total annual compensation for each person who served as a member of our Board during 2024, other than Mr. Ossip, who received no additional compensation for his service as a member of our Board during 2024.

Name	Fees Earned in Cash ($)(1)(2)	Stock Awards ($)(2)(3)(4)	Total ($)
Brent Bickett	62,500	250,000	312,500
Ronald Clarke	50,000	250,000	300,000
Deborah Farrington	57,500	250,000	307,500
Thomas Hagerty	57,500	250,000	307,500
Linda Mantia	50,000	250,000	300,000
Ganesh Rao	50,000	250,000	300,000
Andrea Rosen	50,000	250,000	300,000
Gerald Throop	120,000	250,000	370,000
(1)Represents cash fees earned in Fiscal Year 2024. Our directors are paid their cash fees in installments in arrears quarterly.
(2)In May 2024, Mr. Bickett elected to receive all $300,000 of his 2024 annual cash and equity compensation and his $12,500 Compensation Committee Chair fee in the form of RSUs for a total of 5,454 RSUs.
In May 2024, Mr. Clarke elected to receive $250,000 of his 2024 annual equity compensation in the form of RSUs, for a total of 4,363 RSUs. He also elected to have $50,000 of his 2024 annual cash compensation paid in the form of cash.
In May 2024, Ms. Farrington elected to receive $250,000 of her 2024 annual equity compensation in the form of RSUs for a total of 4,363 RSUs, and all $50,000 of her annual cash compensation and all $7,500 of her Corporate Governance and Nominating Chair fee in the form of cash.
In May 2024, Mr. Hagerty elected to receive all $300,000 of his 2024 annual cash and equity compensation and his $7,500 Acquisition and Finance Committee Chair fee in the form of RSUs, for a total of 5,367 RSUs.
In May 2024, Ms. Mantia elected to receive all $250,000 of her 2024 annual equity compensation in the form of RSUs, for a total of 4,363 RSUs. She also elected to have $50,000 of her 2024 annual cash compensation paid in the form of cash.
In May 2024, Mr. Rao elected to receive all $300,000 of his 2024 annual cash and equity compensation in the form of RSUs, for a total of 5,236 RSUs.
In May 2024, Ms. Rosen elected to receive $250,000 of her 2024 annual equity compensation in the form of RSUs, for a total of 4,363 RSUs. She also elected to have $50,000 of her 2024 annual cash compensation paid in the form of cash.
In May 2024, Mr. Throop elected to receive all $370,000 of his 2024 annual cash and equity compensation in the form of RSUs, for a total of 6,458 RSUs.
(3)Represents the aggregate grant date fair value of the RSU awards granted in 2024, computed in accordance with Financial Accounting Standards Board Account Standards Codification (“FASB ASC”) Topic 718. These values have been determined based on the assumptions set forth in Note 2 to our consolidated financial statements included in the 2024 Annual Report. For each director, the number of units granted was determined by dividing the grant date value of the award by $57.29, the closing price of the Company's stock on the grant date of May 3, 2024.
(4)Unvested equity as of December 31, 2024, vesting in two quarterly installments on February 3, 2025, and May 3, 2025 is as follows:
(a)Mr. Bickett holds 2,726 RSUs;
(b)Mr. Clarke holds 2,181 RSUs;
(c)Ms. Farrington holds 2,181 RSUs;
(d)Mr. Hagerty holds 2,683 RSUs;
(e)Ms. Mantia holds 2,181 RSUs;
(f)Mr. Rao holds 2,618 RSUs;
(g)Ms. Rosen holds 2,181 RSUs; and
(h)Mr. Throop holds 3,228 RSUs.

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Executive Team

24

Biographies of our Executive Officers

The following tables provide certain information about our executive officers as of March [ ], 2025.

David Ossip

Age 58
Chair and Chief Executive Officer
Mr. Ossip is our Chair and Chief Executive Officer. For Mr. Ossip’s biography, see the "Biographies of our Director Nominees" section of this Proxy Statement beginning on page 17 of this Proxy Statement.

Jeremy Johnson

Age 41
Executive Vice President, Chief Financial Officer
Mr. Johnson is our Executive Vice President, Chief Financial Officer, a position he has held since January 2024. Prior to joining the Company, Mr. Johnson held the position of Chief Financial Officer at SmartRecruiters, Inc., a talent acquisition software platform, from September 2021 until December 2023. In addition to his role as Chief Financial Officer, for the period August 2022 to April 2023, Mr. Johnson also served as interim Chief Executive Officer for SmartRecruiters, Inc. Prior to that, Mr. Johnson held the position of Senior Vice President, Financial Planning and Analysis and Investor Relations at the Company from December 2020 to August 2021, Vice President, Finance from December 2016 through November 2020, and other roles within Finance at the Company from January 2012 to December 2016. Mr. Johnson is a certified public accountant.

Samer Alkharrat

Age 56
Executive Vice President, Chief Revenue Officer
Mr. Alkharrat is our Executive Vice President, Chief Revenue Officer, a position he has held since June 2023. Prior to joining the Company, Mr. Alkharrat served as Chief Partner Officer at Workday, Inc., a provider of enterprise cloud applications, from March 2022 to February 2023. Previously, he held the position of President and Chief Revenue Officer at C3 AI, an artificial intelligence software provider, from June 2021 to February 2022. Prior to that, he served as the Senior Vice President of Worldwide Sales at VMware LLC, a cloud service provider, from November 2019 to 2021.

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Stephen Holdridge

Age 64
President and Chief Operating Officer
Mr. Holdridge is our President and Chief Operating Officer. Mr. Holdridge has held the Chief Operating Officer role since September 2024. Previously, Mr. Holdridge served as our President, Customer and Revenue Operations from February 2023 to September 2024. Mr. Holdridge joined the Company in January 2020, serving as Global Head of Services until February 2022 and Executive Vice President, Chief Customer Officer from February 2022 until February 2023.

Jeffrey Jacobs

Age 49
Head of Accounting and Financial Reporting
Mr. Jacobs is our Head of Accounting and Financial Reporting and serves as the Principal Accounting Officer, positions he has held since May 2020. Previously, Mr. Jacobs served as our Vice President, Finance from December 2016 until May 2020. Mr. Jacobs is a certified public accountant (inactive).

Joseph Korngiebel

Age 54
Executive Vice President, Chief Strategy, Product, and Technology Officer
Mr. Korngiebel is our Executive Vice President, Chief Strategy, Product, and Technology Officer, a position he has held since September 2024. Previously, Mr. Korngiebel served as our Executive Vice President, Chief Product and Technology Officer from July 2020 to September 2024. Prior to joining the Company, Mr. Korngiebel held various positions at Workday, Inc., a provider of enterprise cloud applications, since March 2006, including as Chief Technology Officer from May 2017 until July 2020.

William McDonald

Age 60
Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary
Mr. McDonald is our Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary, positions he has held since July 2024. Previously, Mr. McDonald served as our Executive Vice President and General Counsel from July 2021 to July 2024, and as our Corporate Secretary since February 2016. Mr. McDonald served as Senior Vice President, Deputy General Counsel of the Company from February 2016 until July 2021.

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Executive Compensation

Compensation Committee Report	28
Compensation Discussion and Analysis	28
Executive Compensation Tables	43
Agreements with our NEOs	53
CEO Pay Ratio	54
Pay Versus Performance	55

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Executive Compensation
Compensation Committee Report
Our Compensation Committee has reviewed and discussed the CD&A with Dayforce’s management. Based on this review and discussion, our Compensation Committee recommended to the Board that the CD&A be included in the 2024 Annual Report and this Proxy Statement.
Members of our Compensation Committee
Brent Bickett, Chair
Ronald Clarke
Thomas Hagerty
Andrea Rosen
Compensation Discussion and Analysis
This CD&A focuses on how our NEOs were compensated for Fiscal Year 2024, and how their Fiscal Year 2024 compensation aligned with our pay for performance philosophy. For Fiscal Year 2024, Dayforce’s NEOs were as follows:

Name and Position	David Ossip	Chair and Chief Executive Officer
	Jeremy Johnson(1)	Executive Vice President, Chief Financial Officer
	Samer Alkharrat	Executive Vice President, Chief Revenue Officer
	Christopher Armstrong(2)	Executive Vice President, Chief Customer Officer
	Stephen Holdridge(3)	President and Chief Operating Officer
	Joseph Korngiebel(4)	Executive Vice President, Chief Strategy, Product, and Technology Officer
(1)    Mr. Johnson was appointed Executive Vice President, Chief Financial Officer effective as of January 1, 2024.
(2)    Mr. Armstrong was appointed Executive Vice President, Chief Customer Officer effective as of September 5, 2024, and as of that date was no longer designated an officer as defined under Rule 16a-1 under the Exchange Act. Prior to that date, Mr. Armstrong served as Executive Vice President, Chief Operating Officer.
(3)    Mr. Holdridge was appointed President and Chief Operating Officer effective as of September 5, 2024. Prior to that date, Mr. Holdridge served as President, Customer and Revenue Operations.
(4)    Mr. Korngiebel was appointed Executive Vice President, Chief Strategy, Product, and Technology Officer effective as of September 5, 2024. Prior to that date, Mr. Korngiebel served as Executive Vice President, Chief Product and Technology Officer.
Executive Summary
Dayforce is a global leader in HCM technology, focused on improving work for thousands of customers and millions of employees around the world. We provide a single, global people platform for human resources, payroll and tax, workforce management, benefits, and talent intelligence. Our goal is to empower Dayforce customers to unlock their workforce's full potential and operate with confidence.
Our compensation programs and overall strategy are driven by our Compensation Committee, with a focus on aligning pay with sustained, long-term stockholder outcomes. Our Compensation Committee reviews the efficacy of our programs on an annual basis, taking into consideration factors including our compensation philosophy, business performance, stockholder feedback, peer group, and company-wide objectives. The compensation program for our NEOs in Fiscal Year 2024 represented a continued effort toward aligning executive compensation with our core company goals. The Compensation Committee believes that our compensation program was essential in incentivizing our strong performance during the year and in orienting our executive team toward sustainable stockholder value creation.

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Fiscal Year 2024 Company Performance
During Fiscal Year 2024, our executive team led Dayforce to achieve certain operational and financial milestones that position us for continued short- and long-term success. Key metrics supporting this progress include the following results:

$1.8 billion	98%
Total revenue for the fiscal year ended December 31, 2024, an increase of 16% year-over-year.	Dayforce gross revenue retention rate for the fiscal year ended December 31, 2024, an increase of 90 basis points year-over-year.[1]

6,876	900+
Customers live on DayforceTM as of December 31, 2024, an increase of 7.6% year-over-year.	Compliance updates in 2024.

Leader	Most Loved
Fifth consecutive year named a Leader in the Gartner® Magic QuadrantTM for Cloud HCM Suites for 1,000+ Employee Enterprises.[2]	Named one of the Top 100 Most Loved Workplaces in America by Newsweek.[3]

Achievements and Milestones
Business Performance	Products and Services Innovation
Launched re-brand of the company to Dayforce from Ceridian	Acquired eloomi, a learning experience platform software provider
Held first-ever investor day in Las Vegas, Nevada, U.S. alongside our Dayforce Discover user conference - over 200 investors joined in-person and virtually	Launched new Dayforce Partner Network structure and programs featuring streamlined operations and accelerated partner engagement earlier in the sales process
Reported full year 2024 net cash provided by operating activities of $281.1 million, up 28%	Launched Dayforce Flex Work, an on-demand marketplace that helps organizations augment their workforce with flexible talent
Generated $171.5 million of free cash flow in 2024, an increase of 63% year-over-year[1]	Dayforce Wallet delivered over $5 billion in on-demand pay to employees
Repurchased $36.1 million of Dayforce stock through share repurchases under our inaugural $500 million share repurchase program	Announced Dayforce AI agents, which leverages Dayforce Co-Pilot that is designed to help automate repetitive tasks

(1)    Please refer to Appendix A in this Proxy Statement for information regarding this non-GAAP financial measure, including a reconciliation of free cash flow to the most directly comparable financial measure prepared in accordance with GAAP. We have not reconciled Dayforce gross revenue retention rate because there is no directly comparable GAAP financial measure.
(2)    https://www.dayforce.com/resources/leader-2024-gartner-magic-quadrant-hcm-suites.
(3)    https://www.newsweek.com/rankings/most-loved-workplaces-2024.

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Competitive Market Impacts on our Talent and Pay Philosophy
We operate in a highly competitive and constantly evolving market for talent. In our industry, there is high demand for leadership with experience and ability to lead technology, sales, and operations organizations at scale. Our continued success has made our employee base more desirable as candidates for positions at other companies, and they are subject to ongoing recruiting efforts by competitors and other companies in the software industry generally. To succeed, our compensation program is tailored to reflect this competitive environment, helping us attract and retain the key talent needed to drive our growth and success across all areas of the business.
2024 Named Executive Officer Changes
Over the course of the past year, Dayforce's executive structure continued to evolve in connection with the expansion and development of our business. In 2024, the Board appointed and continued to address the scope and responsibilities of a number of experienced and skilled leaders who we believe will continue to provide the leadership necessary to execute our long-term strategic vision. These transitions reflect the Board's confidence in the continued development and retention of exceptional internal talent. In 2024, the following changes were made to the roles of our Named Executive Officers:
Mr. Johnson rejoined Dayforce as Executive Vice President, Chief Financial Officer on January 1, 2024. Mr. Johnson is responsible for Dayforce's global finance functions, including accounting and financial reporting, financial planning & analysis, tax, treasury, cash management, payroll trust operations, financial operations, and investor relations.
In September 2024, Mr. Armstrong was appointed as Executive Vice President, Chief Customer Officer of Dayforce. In his new role, Mr. Armstrong continues to leverage his extensive experience at the Company to oversee customer experience and managed services.
In September 2024, Mr. Holdridge was promoted to President and Chief Operating Officer of Dayforce. In that capacity, Mr. Holdridge continues to unify the global revenue and customer functions into a single organization dedicated to driving revenue growth and a positive customer experience. With this expanded role, he is also well positioned to streamline business operations by overseeing many of Dayforce's key back-office functions.
In September 2024, Mr. Korngiebel was promoted to Executive Vice President, Chief Strategy, Product, and Technology Officer of Dayforce. As a result of his promotion, Mr. Korngiebel continues to guide the development of new and existing Dayforce products, while also taking on an expanded role in shaping the Company's long-term strategic vision.

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Stockholder Feedback
Approximately 91.4% of the outstanding stock represented at Dayforce's 2024 Annual Meeting voted in favor of our Say on Pay proposal. Before and after the 2024 Annual Meeting, the Board maintained its commitment to engage in meaningful discussions with our stockholders. These conversations focused on understanding stockholder views on our compensation and governance programs, enabling us to take targeted actions to address their feedback. Specifically, our 2024 compensation program incorporated the following feedback from our stockholders obtained during our 2023 engagement program:

2024 Compensation Program

What We Heard	Board Response

Support for continued exclusion of ESG performance metrics from the executive compensation program.	The Board has not included any ESG performance metrics in executive compensation packages. The Board continues to discuss this topic with stockholders.

Questions about future large equity grants to Mr. Ossip as a possible consequence of the dissolution of the Co-CEO structure.	The Board believes the 2024 LTI grant provided to Mr. Ossip is sufficiently retentive and appropriate based on an analysis of competitive market data.

Some desire for multi-year measurement periods with metrics that are resilient under different market conditions.
The Board believed the consecutive one-year performance period in the LTI fPSU (as defined below) portion of the LTI combined with the three-year performance period in the mPSU (as defined below) portion of the LTI was the appropriate mix to motivate and reward our NEOs. We expect to update this approach for the 2025 program, as described more fully below.

In Fall 2024, members of the Board and senior management continued our robust stockholder engagement program, which included live discussions with stockholders and proxy advisory firms. We heard the following compensation-related comments during those conversations, which we expect to incorporate into our 2025 compensation program:

2025 Compensation Program

What We Heard	Expected Board Response

Recommendation to review the specific metrics used, and the weighing of the metrics for our management incentive plan ("MIP") and LTI programs.
For the 2025 MIP and the 2025 LTI programs, the Committee and management reviewed all financial metrics and expect to implement changes to the types of financial metrics utilized, to include Free Cash Flow Margin (MIP) and Free Cash Flow CAGR (LTI).

Desire for LTI PSUs to vest over one three-year performance period, rather than three one-year periods.
For the 2025 LTI financial performance-based restricted stock units, the Committee expects to approve a three year performance period for the financial metrics. These awards vest annually, subject to achievement of annual performance against the three-year metrics.

Desire to include GAAP measures, where possible for scalability and consistency in the future.
While we have not yet been able to transition to GAAP measures for the 2025 programs, management and the Committee have begun to remove non-reported metrics such as sales per employee per month annual contract value ("Sales PEPM ACV"), from our LTI program.

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Executive Compensation Program Goals and Considerations
Our executive compensation program is designed to motivate, attract, and retain the best talent who will help the business continue to grow profitably and deliver increased stockholder value. Each year, as our Compensation Committee shapes the compensation program, the committee considers and responds to feedback from our stockholders who have requested continued refinements of the compensation program.
The Compensation Committee believes that the short-term incentives effectively rewarded strong performance in 2024 and helped attract and retain a talented core of the executive team. In parallel, the long-term performance grants keep the team focused on driving sustainable progress toward our long-term performance goals of:

$5.0 billion	$1.0 billion
in total revenue	in free cash flow
With the above context in mind, the following section details the key considerations of our Compensation Committee in establishing 2024 target total direct compensation ("TDC").
Compensation Philosophy and Pay for Performance Alignment
Our executive compensation philosophy is centered on establishing a clear pay-for-performance linkage through our compensation programs, ensuring that executive performance is closely aligned with our business goals. As a result of this philosophy, our Compensation Committee believes that our executive compensation program should directly reflect our organization’s performance with substantial emphasis on the creation of long-term value for our stockholders. We achieve this by providing a mix of base salary and short- and long-term incentives with a variety of time horizons to balance our near-term and long-term strategic goals.
In 2024, 90% of our CEO TDC, and 74% (on average) of our other NEOs' TDC was delivered through long-term equity awards. By having a significant percentage of our CEO and other NEOs' 2024 TDC payable in long-term equity, their 2024 TDC was subject to higher risk and longer vesting than cash compensation, further incentivizing our executive officers to focus on value creation that will benefit our stockholders in the long-term. As depicted below, we define TDC as base salary, STI, and LTI, with the exclusion of Mr. Johnson's sign-on cash bonus as discussed in the "2024 Compensation Elements and Analysis" section on page 34 of this Proxy Statement.

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Compensation Peer Group
In reviewing compensation for the executive officers, including the NEOs, our Compensation Committee considers several factors, including practices and policies within a relevant market for talent. Our definition of market comparisons includes companies that, like us, are high-growth, cloud-based technology and software companies. Our Compensation Committee, in consultation with its independent compensation consultant, developed a customized peer group by considering market competitive data from both a peer group, as well as a broader framework from survey data sources (Radford Global Compensation Database and Willis Towers Watson ("WTW")). The combination of the customized peer group and the various survey sources provide a holistic summary of competitive market practices that reasonably compare to our size and scale, growth profile, specific industry, and broad labor market where we compete for talent. Due to a range of factors, including the scope of NEO positions, tenure in role, and company-specific concerns, there is an imperfect comparability of NEO positions between companies. As such, market position served as a reference point in setting the 2024 compensation for our NEOs, rather than a formula-driven outcome.
The Compensation Committee used the compensation peer group described below as a reference to set NEO compensation through March 2024 (the "2023 Peer Group"):

Peer Group Used in Determining TDC April 2023 – March 2024
Atlassian Corporation	Paychex, Inc.	Splunk Inc.
BILL Holdings, Inc.	Paylocity Holding Corporation	Tyler Technologies, Inc.
Datadog, Inc.	Pegasystems Inc.	Unity Software Inc.
Five9, Inc.	PTC Inc.	Workday, Inc.
HubSpot, Inc.	RingCentral, Inc.	Workiva Inc.
Paycom Software, Inc.	Smartsheet Inc.
No executive officer compensation determinations or adjustments were made between March 2024 and October 2024. In October 2024, the Compensation Committee made certain off-cycle executive officer compensation changes, as is described further in this CD&A. For those October 2024 executive officer compensation changes, the Compensation Committee utilized a new peer group, which was developed with the assistance of its independent compensation consultant, to reflect our evolving business and to account for acquisitions or privatization of former peer companies. This new peer group was utilized when setting executive officer compensation in March 2025.
The Compensation Committee used the updated compensation peer group described below as a reference to set NEO compensation in October 2024 and March 2025:

Peer Group Used in Determining TDC October 2024 – Present
BILL Holdings, Inc.	Guidewire Software, Inc.*	PTC Inc.
Datadog, Inc.	HubSpot, Inc.	RingCentral, Inc.
Dynatrace, Inc.*	Paychex, Inc.	Smartsheet Inc.
Elastic N.V.*	Paycom Software, Inc.	Tyler Technologies, Inc.
Fair Isaac Corporation*	Paylocity Holding Corporation	Workday, Inc.
Five9, Inc.	Pegasystems Inc.
*New peers are not included in the peer group used in determining TDC April 2023 – March 2024.

In collaboration with its independent compensation consultant, our Compensation Committee reviews our compensation peer group at least annually, to ensure that our executive compensation remains in line with industry practices.

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2024 Compensation Elements and Analysis
Dayforce’s executive compensation program contains a mix of different compensation vehicles to motivate retention, reward for Company performance, and drive stockholder value. Significant elements of the 2024 compensation program include:

Element	Purpose	Key Characteristics

Base Salary	Provides market competitive fixed compensation for performing duties and responsibilities of the position	•Reviewed annually, considering each individual’s leadership role and responsibilities, expected contribution to Dayforce, individual performance, and competitive market trends

Cash Bonus	One-time cash bonus we offer qualified executives to incentivize them to join the Company
•Reviewed with the Compensation Committee and its independent compensation consultant, considering the individual's leadership role and responsibilities, expected contribution to Dayforce, individual performance, and competitive market trends

Short-Term Incentives
Aligns compensation with annual financial performance goals and objectives and motivates executive officers to meet and achieve company-wide goals against pre-established criteria in areas of strategic importance

•MIP Variable compensation in the form of 50% cash and 50% PSUs to align compensation with annual financial performance goals and objectives
•Sales Incentive Plan (“SIP”) Variable compensation in the form of 100% cash to align compensation with annual sales-related goals
•STI Financial Performance Stock Units ("STI fPSUs") Performance unit grants that cliff vest after one year if the annual financial performance goals and objectives are achieved

Long-Term Incentives	To align the interests of executive officers and stockholders via equity while encouraging retention and the continuity of our strategic plan	•Time-based RSU Full value grants that vest ratably over three years and support our stock ownership guidelines and long-term retention
•LTI Financial Performance Stock Units ("LTI fPSUs")
Grants that vest ratably over three years if the achievement of each separate annual financial performance goals are met, and support our stock ownership guidelines and long-term retention

•Market Performance Stock Units ("mPSUs") Grants that cliff vest after three years based off the Company's TSR relative to the TSR of the S&P 1500 Application Software Index

Base Salary
We provide base salary as a means to deliver a stable amount of fixed cash compensation to our executive officers, including our NEOs, for performance of their day-to-day responsibilities. As described in the chart above, the base salary of each of our executive officers, including our NEOs, is reviewed annually to determine if an adjustment is warranted or required and may be reviewed intra-year as well, such as in connection with a promotion or material change in job scope.
We did not raise the base salary of any of our NEOs in 2024. Details on the base salary of each NEO is provided in our 2024 Summary Compensation Table on page 43 of this Proxy Statement.

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Cash Bonus
From time to time, we offer our NEOs a one-time signing bonus in varying cash amounts, which is paid out at the same time as the first regular payment of the executive's base salary. These one-time bonuses are generally subject to a clawback provision that, subject to certain exceptions detailed in the relevant employment agreement, permits the Company to recoup the signing bonus if the executive leaves the Company within two years from the initial date of employment. This one-time bonus is intended to encourage high quality talent to join the Company and encourage their short-term retention. Our Compensation Committee reviews and approves the amount of all one-time signing bonuses in consultation with its independent compensation consultant, considering factors such as competitive market trends for acquiring talent, the NEO's role and scope of responsibilities, and the NEOs expected contribution to Dayforce. In 2024, Mr. Johnson was the only NEO to receive a cash bonus, which was awarded upon commencement of his employment in January 2024.
Short-Term Incentives
Our STI programs are performance-based and designed to focus and reward NEOs for performance on key annual measures that drive stockholder value. In 2024, our STI programs consisted of:
•MIP that each of our NEOs participated in;
•SIP in which Mr. Alkharrat participated; and
•STI fPSUs with a one-year performance period and a cost savings metric granted to each of our NEOs.
Each NEO has an individual STI target annual payout (the "Annual STI Target"), which is calculated as a percentage of each NEO's base salary. Our Compensation Committee, in consultation with its independent compensation consultant and Dayforce management, undertakes an annual review of STI Targets, which includes factors such as competitive market trends, the potential impact of each NEO’s performance on Dayforce’s performance metrics, each NEO’s role and responsibilities, and expected contribution to Dayforce.
Details on the Annual STI Target payout amounts for each NEO are available in the 2024 Summary Compensation Table on page 43 of this Proxy Statement.
Management Incentive Plan
The MIP is an annual program designed to incentivize senior employee performance against critical performance metrics that drive stockholder value. In 2024, 100% of Messrs. Ossip, Johnson, Armstrong, Korngiebel, and Holdridge, and 25% of Mr. Alkharrat's Annual STI Target was fulfilled by the MIP.
In 2024, the MIP payouts were equally measured against the delivery of three key organizational performance metrics: Cloud Recurring Revenue excluding float, adjusted EBITDA excluding float, and Sales PEPM ACV. We chose to include Cloud Recurring Revenue excluding float and adjusted EBITDA excluding float as our MIP metrics because they measure the growth of our business and profitability, respectively. Similarly, we continued to include a Sales PEPM ACV metric in our 2024 performance criteria for both our STI and LTI programs, in order to place additional emphasis on sustainable revenue growth. All three performance metrics are calculated on a constant currency basis. The MIP performance period is one year, which we believe effectively incentivizes our NEOs to drive toward our short-term goals. The payout for each metric is calculated at (i) 50% for achieving threshold, 100% for achieving target, and 150% for achieving maximum of the Cloud Recurring Revenue excluding float metric, (ii) 50% for achieving threshold, 100% for achieving target, and 150% for achieving maximum of the adjusted EBITDA excluding float metric, and (iii) 50% for achieving threshold, 100% for achieving target, and 200% for achieving maximum of the Sales PEPM ACV metric. MIP participants receive a payout between 0% for not meeting the threshold of any of the performance goals, up to a maximum total payout of 167% for achieving the maximum level of all of the performance goals.
In October 2024, the Compensation Committee approved an increase in the Annual STI Target of Mr. Korngiebel from 60% to 80% of his base salary in recognition of his promotion to Executive Vice President, Chief Strategy, Product and Technology Officer, and the accompanying increased level of responsibility. The Annual STI Target increase was deemed appropriate by our Compensation Committee, based on the factors described in "Short-Term

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Incentives" above. The incremental adjustment to Mr. Korngiebel's Annual STI Target was paid out in 100% cash, with no adjustments made to his equity awarded under the MIP. The adjusted Annual STI Target placed Mr. Korngiebel's target TDC slightly above the 50th percentile for our compensation peer group. The increase in Mr. Korngiebel's Annual STI Target aligns with our compensation philosophy to provide market competitive incentives to our NEOs.
Program Performance
Our Compensation Committee once again set aggressive targets for our 2024 MIP, and our performance against those targets varied for each performance metric. Specifically, in 2024 we exceeded our Cloud Recurring Revenue threshold, our Adjusted EBITDA threshold, and our Sales PEPM ACV threshold.
The following table shows the payouts earned under the 2024 MIP for our NEOs based on achievement against their targets.

Metric	Why it Matters	Threshold	Goal	Maximum Achievement	Metric Achieved	Payout Earned (%)

Cloud Recurring Revenue, ex. Float(1)	Indicator of growth in our SaaS products, solutions, and geographies as well as emerging markets	$1,217.3 M	$1,248.5 M	$1,279.7 M	$1,235.7 M

Adjusted EBITDA, ex. Float(1)	Indicator of our profitability, operating efficiencies, and the scalability of our growth	$299.4 M	$315.2 M	$331.0 M	$309.4 M

Sales PEPM ACV	Motivates alignment behind top-line growth	(2)	(2)	(2)	(2)

Total Payout						85.59%

(1)This compensation metric was adjusted from our financial results reported in our Annual Report on Form 10-K for the period ended December 31, 2024. Please refer to Appendix A in this Proxy Statement for information regarding the adjustments made to our reported results.
(2)We are not disclosing the target, threshold, maximum, or actual level of payout for this performance criteria, as we believe such disclosure would cause substantial competitive harm without adding to a meaningful understanding of our business. Our Compensation Committee set the Sales PEPM ACV targets at rigorous levels to require significant effort by our NEOs, such that average or below-average performance would result in smaller or no incentive bonus payment. Dayforce does not provide guidance on this metric throughout the year.
MIP Achievement and Payout

Following the conclusion of Fiscal Year 2024, the Compensation Committee reviewed the level of achievement of each performance goal against the pre-established targets and certified that the overall MIP payout for all of our NEOs was 85.59%. The 85.59% achievement of the 2024 MIP was paid out to all NEOs (other than Mr. Korngiebel, as described above) in the form of 50% cash and 50% MIP PSUs, which differ from LTI PSUs. Details on the MIP payout amounts are reflected in the 2024 Summary Compensation Table on page 47 of this Proxy Statement.
2024 Sales Incentive Plan
Mr. Alkharrat was the only NEO to participate in the 2024 SIP, which was designed to focus him on year-over-year growth of Sales PEPM ACV. Mr. Alkharrat’s 2024 SIP provided an opportunity for Mr. Alkharrat to earn a short-term cash incentive for achievement of sales-related goals for the period commencing on January 1, 2024, through December 31, 2024. Under the terms of the SIP, Mr. Alkharrat had the opportunity to receive a payout based on his sales-related goals, with any overachievement based on a set of payout accelerators for incremental achievement above target, and underachievement resulting in below target payouts. There was no earnings cap or incentive ceiling in the 2024 SIP to maximize the incentive to meet and exceed the sales targets. Pursuant to Mr. Alkharrat’s 2024 SIP, he received a payout at 95% of target level. The financial targets pertaining to Mr. Alkharrat’s 2024 SIP are not being disclosed because we believe such disclosure would cause substantial competitive harm without adding to a meaningful understanding of our business. Consistent with the approach to the MIP Sales PEPM ACV targets, our Compensation Committee set the Sales PEPM ACV targets for the 2024 SIP at a rigorous level to

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require significant effort by Mr. Alkharrat, such that average or below-average performance would result in smaller or no incentive bonus payment. Dayforce does not provide guidance on Sales PEPM ACV throughout the fiscal year.
2024 STI fPSU (Cost Savings Initiatives)
In 2024, the Company established an initiative to target approximately $26 million in cost savings from headcount costs and non-headcount costs. The headcount reductions were primarily aimed at our organizational structure, spans of control, and layers of management. The non-headcount costs were primarily aimed at third party spend, facilities costs, and travel efficiencies. In February 2024, the Compensation Committee approved the grant of STI fPSUs to each of the NEOs, in order to further focus the NEOs on driving these organizational efficiencies into the business. These awards were granted as a supplement to the Annual STI Targets contained in the employment agreements of each of the NEOs, and were designed to be net zero cost to the Company based on the projected cost efficiencies under the program. The STI fPSUs had potential payouts that were linear to performance, set at a threshold of $24 million in cost savings (90% achievement and 90% payout), a target of $26 million in cost savings (100% achievement and 100% payout), and a maximum achievement of $29 million in cost savings (110% achievement and 110% payout). The Company exceeded the maximum achievement, achieving above $30 million in cost savings, or approximately 2% of total Company pre-tax expenses excluding non-cash stock compensation. The results from this initiative flowed through the Company's financial performance, including into operating cash flow which increased by 28% to $281.1 million, and free cash flow which increased by 63% to $171.5 million.
The STI fPSUs vested upon the certification by the Compensation Committee, following the one-year anniversary of the grant, that the Company achieved 110% of the STI fPSU goal, as reflected in the Summary Compensation Table on page 43 of this Proxy Statement.
Long-Term Incentives
Our LTI programs are performance based and designed to ensure retention of our executives. In 2024, the Compensation Committee retained certain design elements that emphasized the alignment of Company performance with executive compensation, including the following:
1.Three-year, time-based vesting RSUs.
2.LTI fPSUs with three one-year performance periods during the full vesting period.
3.mPSUs with three-year cliff vesting performance period.
The mix of the design elements is influenced by the role of the executive and their expected impact on the Company's performance and the value created for our stockholders. In 2024, the Compensation Committee continued to focus on at-risk compensation for the NEOs, with approximately 53% of LTI based on performance of our non-CEO NEOs, and approximately 57% of LTI based on performance for Mr. Ossip.
In his role as Chair and CEO, Mr. Ossip provides experienced leadership that contributes to the continued success of Dayforce offerings in the marketplace and the efficient global scaling of our business. As a result, our Compensation Committee believes that the positioning of Mr. Ossip's LTI in 2024 above the 75th percentile of our compensation peer group is appropriate to incent Mr. Ossip to continue to drive toward achievement of Dayforce's aggressive long-term financial goals.
LTI Achievement and Payout
LTI fPSUs
The following table shows the payouts earned under the LTI fPSU component of the 2024 LTI for our NEOs based on achievement against their targets. Similar to our MIP payout, our Compensation Committee set aggressive targets for the 2024 LTI, and our performance against those targets varied for each performance metric. Specifically, in 2024 we exceeded our Recurring Revenue and Adjusted Operating Profit threshold targets, and we exceeded our Sales PEPM ACV goal target.

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Metric	Why it Matters	Threshold	Goal	Maximum Achievement	Metric Achieved	Payout Earned (%)
Dayforce Recurring Revenue, ex. Float, Year-over-Year Growth(1)	Emphasizes growth in recurring revenue generated in our SaaS products, solutions, and geographies as well as emerging markets	17% Growth	20% Growth	23% Growth	19.4%
Adjusted Operating Profit, ex float, Year-over-Year Growth(1)	Emphasizes control of business operation costs while continuing to focus on revenue generation	20% Growth	30% Growth	40% Growth	25.6%
Sales PEPM ACV, Year-over-Year Growth	Motivates alignment behind top-line growth	(2)	(2)	(2)	(2)
Total Payout						97.7%
(1)This compensation metric was adjusted from our financial results reported in our Annual Report on Form 10-K for the period ended December 31, 2024. Please refer to Appendix A in this Proxy Statement for information regarding the adjustments made to our reported results.
(2)We are not disclosing the target, threshold, maximum, or actual level of payout for this performance criteria, as we believe such disclosure would cause substantial competitive harm without adding to a meaningful understanding of our business – we do not provide guidance on this metric throughout the year. Our Compensation Committee set the LTI fPSU Sales PEPM ACV targets at rigorous levels to require significant effort by our NEOs, such that average or below-average performance would result in smaller or no payment.
Our Compensation Committee certified the results of 97.7% total payout earned in 2024 under the LTI fPSU metrics. Details on the payout amounts for each NEO is available in the Summary Compensation Table on page 43 of this Proxy Statement.
LTI mPSUs
The mPSU component of the 2024 LTI for our NEOs was first introduced in 2023. The metric used to determine vesting of the mPSUs is based on TSR performance relative to the S&P 1500 Application Software Index for the three-year performance period from January 1, 2024, through December 31, 2026. The Compensation Committee selected the comparison group of the S&P 1500 Application Software Index for its stability and because it consists of companies closest to our industry with a certain caliber of performance required to remain in the index.
The mPSUs fully vest on the third anniversary of the grant date, contingent upon achievement of the mPSU goal. The mPSU has a potential threshold payout of 50% for achieving the 25th percentile rTSR; a target payout of 100% for achieving the 50th percentile rTSR; an above target payout of 150% for achieving the 75th percentile rTSR; and a maximum payout of 200% for achieving the 90th percentile of the TSR peer group. Actual achievement will be certified by the Compensation Committee or the Board in 2027 after completion of the three-year performance period.
Alkharrat Join-the-Company PSU
In February 2024, the Compensation Committee approved the grant of an additional PSU to Mr. Alkharrat that was agreed to in connection with the commencement of his employment with the Company (the "Alkharrat PSU"). The metrics used to determine vesting of the Alkharrat PSU were calculated based on the Company's achievement of Sales PEPM ACV in 2024, with potential payouts between 50% and 200% of target for threshold to maximum levels of achievement. We are not disclosing the target, threshold, maximum, or actual level of payout for this performance criteria, as we believe such disclosure would cause substantial competitive harm without adding to a meaningful understanding of our business. We do not provide guidance on this metric throughout the year. Similar to our MIP and LTI fPSU payout, our Compensation Committee set an aggressive target for the Alkharrat PSU. The Alkharrat PSU achieved the threshold level of performance which led to 79.7% of PSUs vesting based on the weighted payout. Upon the Compensation Committee certifying that the Company had achieved at least the threshold level, 79.7% of the Alkharrat PSUs will vest one-third annually on each of the first three anniversaries of the grant date.
Holdridge and Korngiebel Promotion RSUs
In October 2024, the Compensation Committee approved the grant of one-time RSU awards under the terms of the 2018 EIP to each of Mr. Holdridge (the “Holdridge Equity Award”) and Mr. Korngiebel (the “Korngiebel Equity Award”) in recognition of their increased scopes of responsibility associated with their promotions to President and

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Chief Operating Officer and Executive Vice President, Chief Strategy, Product, and Technology Officer, respectively. The value of the Holdridge Equity Award was $2.0 million and the value of the Korngiebel Equity Award was $1.0 million. The RSUs will vest as to one-third of the award on each of the first three anniversaries of the grant date and were granted on the form of RSU award agreement approved by the Compensation Committee on February 27, 2024.
When making decisions about grant type and quantum for these awards, the Compensation Committee considered several factors, including advice from its independent compensation consultant and competitive market survey data. This data placed the total 2024 LTI awards for Messrs. Holdridge and Korngiebel, inclusive of the Holdridge and Korngiebel Equity Awards, between the 50th and 75th percentiles of the compensation peer group, which the Compensation Committee believed fairly recognized the executives' unique contributions and expanded responsibilities.
Other Elements
We offer healthcare, insurance, retirement benefits, and paid time off for every employee at Dayforce, including our NEOs, to invest in our employees’ health and future. Benefits are substantially the same for all employees, including NEOs, based on country location. In addition, we offered select perquisites to some of our executives in 2024, including Mr. Ossip, such as supplemental executive long-term disability insurance, cybersecurity services, and security services.
Additional information on the employee benefits and other compensation provided to our NEOs is available in the Summary Compensation Table on page 43 of this Proxy Statement.
Global Employee Stock Purchase Plan
The Dayforce, Inc. Global Employee Stock Purchase Plan ("GESPP") provides an opportunity for eligible employees to become Dayforce stockholders and drives employee engagement. This plan provides a 15% discount on the stock purchase price, which is applied to the lower of the fair market value of a share of Common Stock on the first trading day or last trading day of the offering period. With the exception of certain former eloomi employees, all employees in the U.S., Canada, Mexico, Philippines, Singapore, United Kingdom, Germany, Mauritius, Australia, and New Zealand were eligible for participation in the GESPP as of December 31, 2024, including our NEOs, unless otherwise prohibited by the rules of the Internal Revenue Service.
Executive Severance
Within the employment agreements of the NEOs, we provide for severance payments and benefits in the event of a qualifying termination of employment, or a termination of employment in connection with a change in control as provided in their respective employment agreements, which include varying severance payments based on the length of service to Dayforce. The Compensation Committee believes that these arrangements are competitively reasonable and necessary to recruit and retain key executives and align with our pay philosophies. The material terms of these severance payments to our NEOs are described in “Potential Payments upon Termination or Change in Control” on page 51 of this Proxy Statement.

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Compensation Governance

WHAT WE DO
Pay for performance: Approximately 57% of the annual LTI for Mr. Ossip and approximately 53% of the annual LTI for our non-CEO NEOs featured performance-based metrics.

Independent compensation consultant: The Compensation Committee retains an independent compensation consultant to advise on our executive compensation program, policies, and practices.

Stock Ownership Guidelines: We have Stock Ownership Guidelines for executive officers of 6x annual base salary for our CEO and 3x annual base salary for our other executive officers.

Annual compensation risk assessment: A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.

Peer group analysis: The Compensation Committee reviews external market data when making compensation decisions and at least annually reviews our peer group with its independent compensation consultant.

Independent Compensation Committee: Our Compensation Committee is 100% comprised of independent members of our Board.

Clawback policy: We have adopted a Compensation Recovery Policy, which allows Dayforce to recoup certain incentive compensation in connection with a material accounting restatement. Our Compensation Recovery Policy is publicly filed as an exhibit to our Annual Report on Form 10-K.
In addition, the 2018 EIP contains a recovery provision whereby Dayforce may recoup (i) gain on awards granted under the 2018 EIP in the event of a termination for cause; and (ii) excess on awards granted under the 2018 EIP in the event of an accounting restatement.

Annual stockholder “Say on Pay” vote: Our Board seeks an annual non-binding advisory vote from stockholders to approve the executive compensation disclosed in our CD&A, tabular disclosures, and related narrative of the proxy statement.

Stockholder engagement: We routinely engage with our stockholders to seek their input on our compensation policies and practices.

WHAT WE DO NOT DO

No change in control single trigger acceleration: We grant equity awards with double trigger acceleration requiring both a change in control and an involuntary termination without cause or voluntary termination with good reason before vesting.

No hedging or pledging of company stock: Pursuant to our Insider Trading Policy, executive officers and members of the Board may not directly or indirectly engage in hedging or pledging of Dayforce’s Common Stock.
Our Insider Trading Policy is publicly filed as an exhibit to our Annual Report on Form 10-K.

No repricing or exchange of underwater stock options: Our equity incentive plan does not permit repricing or exchange of underwater stock options without stockholder approval.

No tax gross-ups: We do not provide tax gross-ups to our executive officers.

No excessive perquisites: We do not provide excessive perquisites for executive officers.

No guaranteed bonuses: We do not provide guaranteed annual bonus payouts.

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Compensation Committee Oversight
The Compensation Committee, comprised entirely of independent directors, reviews and approves the compensation of Dayforce’s NEOs and other executive and senior officers. The Compensation Committee also administers and makes recommendations related to equity-based compensation plans to the Board. Details of the Compensation Committee’s duties are summarized in the "Committees of the Board of Directors" section beginning on page 12 of this Proxy Statement, and are fully set out in the Compensation Committee’s charter which can be found on our website under “Governance Documents” on the Corporate Governance section of our Investor Relations page at www.dayforce.com.
Use of an Independent Compensation Consultant
As permitted under its charter, in 2024, the Compensation Committee retained WTW as its independent compensation consultant. WTW reported directly to the Compensation Committee and took direction from the Chair of the Compensation Committee. The Compensation Committee assessed the independence of WTW in light of SEC rules and NYSE listing standards and concluded that WTW was independent and its work in 2024 did not raise any conflicts of interest.
During the year, WTW assisted in designing and reviewing our management and director compensation programs, including developing compensation market comparisons, providing competitive program and policies information, attending Compensation Committee meetings, and providing general advice. The Compensation Committee considered the analysis and advice from WTW, as well as support and insight from management when making compensation-related decisions.
In 2024, WTW was compensated approximately $239,625 for services to the Compensation Committee. WTW also provides certain other services to Dayforce, including health and welfare benefits consulting and corporate risk and insurance brokerage services. WTW received approximately $5.5 million for these additional services in 2024. The Compensation Committee is aware of the other services provided by WTW to Dayforce but did not review or approve the provision of these services because they are of the type directly procured by management in the ordinary course of business.
In December 2024, the Compensation Committee engaged Compensia, Inc. ("Compensia") to perform compensation consulting services during the remainder of 2024 and in fiscal year 2025. During 2024, Compensia consulted on potential changes to our 2025 compensation programs and was compensated approximately $1,444 for those services. The Compensation Committee assessed the independence of Compensia in light of SEC rules and NYSE listing standards and concluded that Compensia was independent and its work in 2024 did not raise any conflicts of interest.
Role of Management
Compensation Committee meetings are typically attended by the CEO, the Executive Vice President and Chief People Officer, the Senior Vice President, Global Total Rewards, and the Executive Vice President, Chief Legal & Compliance Officer, and Corporate Secretary. Our CEO typically provides recommendations on compensation for all other executive officer roles. Our CEO was not present when our Compensation Committee discussed his compensation.
Managing Compensation-Related Risk
In connection with their oversight of compensation-related risks, our Compensation Committee and WTW reviewed Dayforce’s compensation policies and practices to ensure that compensation programs do not encourage risk-taking that is reasonably likely to have a material adverse effect on us. Our Compensation Committee and WTW reviewed all compensation plans and identified those plans that are most likely to pose material risks and balanced these against our existing processes and compensation program safeguards. The review process considered mitigating features contained within our compensation plan design, which includes elements such as mix of pay, timing of payouts relative to performance periods and metrics, and goal diversification. We believe, and the results of the risk

41

analysis concluded, that our compensation programs do not encourage risk-taking that is reasonably likely to result in a material adverse effect on Dayforce.
Stock Ownership Guidelines
Our CEO is required to own and hold shares of our stock with a value that is at least equal to six-times his annual base salary. Our other executive officers are required to own and hold shares of our stock with a value that is at least three-times each of their annual base salaries.
Each of our executive officers has five years following the later of their commencement of service with Dayforce as an executive officer subject to the Stock Ownership Guidelines (which includes the date of promotion to a position subject to the Stock Ownership Guidelines or to a new multiple level within the Stock Ownership Guidelines) or the adoption of Stock Ownership Guidelines to satisfy the stock ownership requirement. If an executive officer does not achieve the Stock Ownership Guidelines requirements as of December 31 of the year following the fifth anniversary of being subject to the Stock Ownership Guidelines, then the executive officer must retain at least 75% of after-tax shares received in connection with equity awards until the Stock Ownership Guidelines requirements are met.
Qualifying shares under the Stock Ownership Guidelines consist of: (i) shares of Common Stock or Exchangeable Shares held directly or beneficially owned by the executive officer, including any shares of Common Stock held in a brokerage account or 401(k) account; (ii) shares of Common Stock or Exchangeable Shares held indirectly by the executive officer if such shares of Common Stock or Exchangeable Shares are “beneficially owned” by the executive officer, including such shares of Common Stock or Exchangeable Shares held by an affiliated entity, a spouse and/or immediate family member of the executive officer, or shares of Common Stock or Exchangeable Shares held in trust for the benefit of the executive officer; and (iii) vested RSUs held directly by the executive and granted to the executive officer under a Dayforce equity plan. Unvested equity awards and unexercised stock options do not count toward meeting the Stock Ownership Guidelines.
As of December 31, 2024, each of our NEOs met or are complying with the retention requirements in accordance with the Stock Ownership Guidelines.
Compensation Recovery Policy
Pursuant to the Compensation Recovery Policy, in the event that the Board determines that a material accounting restatement of our financial statements has occurred, Dayforce may recoup all or a portion of the excess incentive compensation received by our executive officers in the three completed fiscal years immediately preceding the date of the material accounting restatement. Our Compensation Recovery Policy has been publicly filed as an exhibit to our Annual Report on Form 10-K.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
Dayforce does not currently have a practice of granting new awards of stock options, stock appreciation rights, or similar option-like instruments. Our Insider Trading Policy prohibits the grant of stock options, stock appreciation rights, or similar option-like instruments when Dayforce is in possession of material nonpublic information, or, absent extraordinary circumstances, within the period that begins four business days before the filing of a periodic report or a current report disclosing material nonpublic information, and ends one business day after the filing or furnishing of such report. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain information for Fiscal Years 2024, 2023, and 2022 concerning the total compensation awarded to, earned by, or paid to our NEOs.

Name and Principal Position	Year	Salary ($)(1)(2)	Bonus ($)(3)	Stock Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)(8)	Total ($)
David Ossip	2024	800,000	—	17,431,807	342,360	22,377	18,596,544
Chairman and Chief	2023	800,000	—	12,439,889	337,320	14,656	13,591,865
Executive Officer	2022	800,000	—	9,399,991	333,200	18,415	10,551,606
Jeremy Johnson	2024	600,000	250,000	4,143,877	154,062	10,350	5,158,289
Executive Vice President,
Chief Financial Officer(9)
Samer Alkharrat	2024	600,000	—	4,582,511	489,869	10,350	5,682,730
Executive Vice President,	2023	304,231	250,000	4,999,960	258,020	9,554	5,821,765
Chief Revenue Officer
Christopher Armstrong	2024	655,000	—	6,364,698	224,246	20,438	7,264,382
Executive Vice President,	2023	655,000	—	4,888,133	185,706	9,900	5,738,739
Chief Customer Officer	2022	655,000	—	3,946,432	163,685	19,180	4,784,297
Stephen Holdridge	2024	650,000	—	8,362,504	222,534	10,350	9,245,388
President, Chief	2023	650,000	—	5,735,944	178,724	9,900	6,574,568
Operating Officer	2022	625,000	—	3,914,916	187,425	9,150	4,736,491
Joseph Korngiebel	2024	650,000	—	7,290,945	278,168	10,350	8,229,463
Executive Vice President,	2023	650,000	—	4,814,474	157,034	9,900	5,631,408
Chief Strategy, Product, and Technology Officer	2022	650,000		3,944,948	162,435	9,150	4,766,533
(1)Amounts shown in the table reflect the U.S. dollar value of base salary earned by Mr. Ossip during the applicable year. Mr. Ossip is paid in Canadian dollars, with actual payment amounts converted from U.S. dollars to Canadian dollars and trued-up quarterly based on the actual U.S. / Canadian dollar exchange rate on the pay date. Due to fluctuations in exchange rates and pay periods, the actual U.S. dollar values of base salary paid to Mr. Ossip were $765,482, $826,158, and $756,378 in 2024, 2023, and 2022, respectively, based on the exchange rate of $1.4350, $1.3250, and $1.3569 Canadian dollars per U.S. dollar as of December 31, 2024, December 31, 2023, and December 31, 2022, respectively.
(2)Amount shown for Mr. Armstrong represent 100% of his base salary for 2024, actual amount paid through payroll for 2024 $634,846.
(3)Amount for 2024 reflect non-performance related bonus amounts paid to Mr. Johnson upon him joining Dayforce pursuant to the terms of his employment agreement. See "Compensation Elements and Analysis" section of this Proxy Statement. Amount for 2023 reflect non-performance bonus amounts paid to Mr. Alkharrat upon him joining Dayforce pursuant to the terms of his employment agreement.
(4)Represents the aggregate grant date fair value of the stock awards and option awards granted in Fiscal Years 2024, 2023, and 2022 computed in accordance with FASB ASC Topic 718. These values have been determined based on the assumptions set forth in Note 2 to our consolidated financial statements included in the 2024 Annual Report.
(5)Amounts shown in the column titled “Stock Awards” include LTI RSUs, LTI fPSUs, LTI mPSUs, and STI PSUs (inclusive of both MIP PSUs and STI fPSUs). The amounts reported for the PSUs assume the probable outcome of the performance conditions at the grant date or at the modification date, as applicable (i.e., based on target level performance). If the PSUs were instead valued based on the maximum outcome of the applicable performance condition (i.e., based on maximum level performance), the total amount for the awards reporting in this column for 2024 would increase as follows: for Mr. Ossip $17,431,807 to $23,842,733, Mr. Johnson $4,143,877 to $5,955,649, Mr. Alkharrat $4,582,511 to $6,692,794, Mr. Armstrong $6,364,698 to $8,481,321, Mr. Holdridge $8,362,504 to $10,477,664 and Mr. Korngiebel $7,290,945 to $9,358,182. For further information regarding the PSUs granted to our NEOs, including discussion of performance metric weighting and target information, see “2024 Compensation Elements and Analysis” on page 34 of this Proxy Statement.
(6)Reflects incentive payments earned in Fiscal Years 2024, 2023, and 2022 based on achievement of the pre-established financial performance goals satisfied in Fiscal Years 2024, 2023, and 2022, pursuant to the terms of each NEO’s employment agreement and as described more fully in “2024 Compensation Elements and Analysis” on page 34 of this Proxy Statement. The amounts for Mr. Alkharrat reflect his MIP and SIP amounts.

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(7)In the case of Mr. Ossip, amounts shown in the column titled “All Other Compensation,” were converted to U.S. dollars from Canadian dollars. Currency was converted based on the exchange rate of $1.4350, $1.3250, and $1.3569 Canadian dollars per U.S. dollar as of December 31, 2024, December 31, 2023, and December 31, 2022, respectively.
(8)The Fiscal Year 2024 amounts reflected in this column include All Other Compensation as described in the following table:

Name	Other Benefits ($)		Retirement Plan Contribution ($)(d)	Life Insurance Benefits ($)(e)	Total ($)
Mr. Ossip	21,867	(a)	—	510	22,377
Mr. Johnson	—	(b)	10,350	—	10,350
Mr. Alkharrat	—	(b)	10,350	—	10,350
Mr. Armstrong	10,088	(c)	10,350	—	20,438
Mr. Holdridge	—	(b)	10,350	—	10,350
Mr. Korngiebel	—	(b)	10,350	—	10,350
(a)The amount includes executive health benefits ($12,326), security services ($7,769), parking reimbursement for our Toronto headquarters building ($1,373), and a cybersecurity service offered to our executives ($399).
(b)Perquisites and other personal benefits provided to Messrs. Johnson, Alkharrat, Holdridge, and Korngiebel for Fiscal Year 2024 were in total less than $10,000 and information regarding any such perquisites and personal benefits has therefore not been included.
(c)The amount includes premiums paid by the Company for supplemental executive long-term disability insurance ($2,690) and fees related to guest travel to the President’s Club, a Dayforce performance leader event ($7,398).
(d)These amounts reflect matching contributions paid by the Company to the NEO’s Retirement Savings Plan accounts.
(e)These amounts reflect premiums paid by the Company for group term life insurance coverage.
(9)Mr. Johnson joined the Company and was appointed as our Executive Vice President, Chief Financial Officer effective January 1, 2024.

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Grant of Plan Based Awards in Fiscal Year 2024
During Fiscal Year 2024, plan-based awards granted to our NEOs included PSUs and RSUs granted under the 2018 EIP, as well as cash awards under the 2024 MIP and the 2024 SIP. The following table summarizes all plan-based awards granted to our NEOs during Fiscal Year 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date (8)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Ossip
MIP - Cash	—	66,800	400,000	668,000	—	—	—	—	—
MIP - PSUs(2)	3/1/2024	—	—	—	1,077	6,447	10,766	—	440,008
STI - PSUs(2)	3/1/2024	—	—	—	5,010	5,567	6,124	—	379,948
LTI fPSUs(2)	3/1/2024	—	—	—	17,128	102,564	171,282	—	6,999,993
mPSUs(3)	3/1/2024	—	—	—	14,652	29,304	58,608	—	2,611,866
RSUs(4)	3/1/2024	—	—	—	—	—	—	102,564	6,999,993
Mr. Johnson
MIP - Cash	—	30,060	180,000	300,600	—	—	—	—	—
MIP - PSUs(2)	3/1/2024	—	—	—	485	2,902	4,846	—	198,062
STI -PSUs(2)	3/1/2024	—	—	—	9,890	10,989	12,088	—	749,999
LTI fPSUs(2)	3/1/2024	—	—	—	10,989	21,978	36,703	—	1,499,999
mPSUs(3)	3/1/2024	—	—	—	1,099	2,197	4,394	—	195,819
RSUs(4)	3/1/2024	—	—	—	—	—	—	21,978	1,499,999
Mr. Alkharrat
MIP / SIP - Cash(6)	—	384,939	525,000	(6)	—	—	—	—	—
MIP - PSUs(2)	3/1/2024	—	—	—	202	1,209	2,019	—	82,514
STI - PSUs(2)	3/1/2024	—	—	—	6,593	7,326	8,059	—	500,000
LTI fPSUs(2)	3/1/2024	—	—	—	3,670	21,978	36,703	—	1,499,999
PSUs(7)	3/1/2024	—	—	—	7,326	14,652	29,304	—	999,999
RSUs(4)	3/1/2024	—	—	—	—	—	—	21,978	1,499,999
Mr. Armstrong
MIP - Cash	—	43,754	262,000	437,540	—	—	—	—	—
MIP - PSUs(2)	3/1/2024	—	—	—	705	4,223	7,052	—	288,220
STI- PSUs(2)	3/1/2024	—	—	—	9,890	10,989	12,088	—	749,999
LTI fPSUs(2)	3/1/2024	—	—	—	6,117	36,630	61,172	—	2,499,998
mPSUs(3)	3/1/2024	—	—	—	1,832	3,663	7,326	—	326,483
RSUs(4)	3/1/2024	—	—	—	—	—	—	36,630	2,499,998
Mr. Holdridge
MIP - Cash	—	43,420	260,000	434,200	—	—	—	—	—
MIP - PSUs(2)	3/1/2024	—	—	—	700	4,191	6,999	—	286,036
STI - PSUs(2)	3/1/2024	—	—	—	9,890	10,989	12,088	—	749,999
LTI fPSUs(2)	3/1/2024	—	—	—	6,117	36,630	61,172	—	2,499,998
mPSUs(3)	3/1/2024	—	—	—	1,832	3,663	7,326	—	326,483
RSUs(4)	3/1/2024	—	—	—	—	—	—	36,630	2,499,998
RSUs(4)	11/1/2024	—	—	—	—	—	—	26,585	1,999,990
Mr. Korngiebel
MIP - Cash	—	32,565	195,000	325,650	—	—	—	—	—
MIP - PSUs(2)	3/1/2024	—	—	—	525	3,143	5,249	—	214,510
STI - PSUs(2)	3/1/2024	—	—	—	9,890	10,989	12,088	—	749,999
LTI fPSUs(2)	3/1/2024	—	—	—	6,117	36,630	61,172	—	2,499,998
mPSUs(3)	3/1/2024	—	—	—	1,832	3,663	7,326	—	326,483
RSUs(4)	3/1/2024	—	—	—	—	—	—	36,630	2,499,998
RSUs(4)	11/1/2024	—	—	—	—	—	—	13,292	999,957
(1)Amount reported represents the anticipated cash payout at Threshold, Target, and Maximum achievement of the cash portion of the annual STI award under our 2024 MIP and 2024 SIP (for Mr. Alkharrat only). For more information concerning these programs, see “2024 Compensation Elements and Analysis” on page 34 of the Proxy Statement.

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(2)Amount reported represents PSUs granted in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the 2024 STI and 2024 LTI to drive company results related to certain key financial metrics in 2024. Shares granted as part of the 2024 STI - PSUs vest in one installment on the first anniversary of the grant date, subject to meeting the performance criteria and the Compensation Committee certifying the Company has achieved at least the Threshold results. Shares granted as part of the 2024 MIP - PSUs vest in one installment on the first anniversary of the grant date, subject to meeting the performance criteria and the Compensation Committee certifying the Company has achieved at least the Threshold results. The LTI fPSUs granted as part of the 2024 LTI will vest in equal installments over three years, beginning with the first anniversary of the grant date, subject to meeting the performance criteria and the Compensation Committee certifying the Company has achieved at least the Threshold results for the prior period. For more information concerning these programs, see “2024 Compensation Elements and Analysis” on page 34 of the Proxy Statement.
(3)Amount reported represents mPSUs granted in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the 2024 LTI to drive company results related to TSR for the three-year period January 1, 2024, through December 31, 2026. Shares granted vest in one installment on the third anniversary of the grant date, subject to meeting the performance criteria and the Compensation Committee certifying the Company has achieved at least the Threshold results. For more information concerning these programs, see “2024 Compensation Elements and Analysis” on page 34 of the Proxy Statement.
(4)Amount reported represents RSUs granted in Fiscal Year 2024 under the 2018 EIP. One-third of the shares subject to the RSUs vest in equal installments over three years, beginning with the first anniversary of the grant date. As discussed below under “Nonqualified Deferred Compensation,” delivery of the underlying shares may be deferred to a date within 10 years of the grant date for our Canadian NEO. Additional information on RSUs is set forth within the “2024 Compensation Elements and Analysis” under “Long-Term Incentives” beginning on page 34 of this Proxy Statement.
(5)Amounts represent the grant date fair value of the RSUs and/or PSUs based on the closing price of our Common Stock as reported on the NYSE of $68.25 per share on March 1, 2024, with the exception of the awards dated November 1, 2024 for Mr. Holdridge and Mr. Korngiebel whose awards are based on the closing price of our Common Stock as reported on the NYSE of $75.23 per share on November 1, 2024, computed in accordance with FASB ASC Topic 718. These values have been determined based on the assumptions set forth in Note 2 to our consolidated financial statements included in the 2024 Annual Report.
(6)Amount reported represents aggregate awarded to Mr. Alkharrat under the 2024 MIP and his 2024 SIP. Mr. Alkharrat's threshold, target, and maximum payouts under the 2024 MIP were $12,525, $75,000, and $125,250, respectively. The threshold and target payouts under his 2024 SIP were $372,414 and $450,000, respectively. There is no earning cap or maximum payout on the 2024 SIP.
(7)For additional information regarding the Alkharrat PSU, please refer to footnote (7) of the "Outstanding Equity Awards as of December 31, 2024" table below.
(8)Awards granted on March 1, 2024 were approved by the Compensation Committee on February 29, 2024. Awards granted on November 1, 2024 were approved by the Compensation Committee on October 25, 2024.

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Outstanding Equity Awards as of December 31, 2024
The following table sets forth certain information about outstanding equity awards held by our NEOs as of December 31, 2024.

			Stock Option Awards (1)(3)					Stock Awards (2)(3)
Name	Type of Award	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares of units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
Mr. Ossip	STI - PSU(4)	3/1/2024	—	—	—	—	—	6,447	468,310	—	—
	fSTI- PSU (5)	3/1/2024	—	—	—	—	—	5,567	404,387	—	—
	LTI fPSU(6)	3/1/2024	—	—	—	—	—	102,564	7,450,249	—	—
	RSU	3/1/2024	—	—	—	—	—	102,564	7,450,249	—	—
	mPSU(9)	3/1/2024	—	—	—	—	—	29,304	2,128,643	—	—
	LTI fPSU(8)	2/28/2023	—	—	—	—	—	45,706	3,320,084	—	—
	RSU	2/28/2023	—	—	—	—	—	45,706	3,320,084	—	—
	mPSU(10)	2/28/2023	—	—	—	—	—	27,423	1,992,007	—	—
	PSU	2/24/2022	—	—	—	—	—	17,641	1,281,442	—	—
	RSU	2/24/2022	—	—	—	—	—	21,178	1,538,370	—	—
	SO	3/8/2021	170,198	56,733	--	80.95	3/8/2031	—	—	—	—
	PSO(11)	5/8/2020	—	750,000	750,000	65.26	—	—	—	—	—
	SO	5/8/2020	750,000	—	—	65.26	5/8/2030	—	—	—	—
	SO	5/8/2020	321,734	—	—	65.26	5/8/2030	—	—	—	—
	SO	3/20/2019	1,750,000	—	—	49.93	3/20/2029	—	—	—	—
	SO	2/8/2019	10,390	—	—	44.91	2/8/2029	—	—	—	—
Mr. Johnson	STI - PSU(4)	3/1/2024	—	—	—	—	—	2,902	210,801	—	—
	fSTI- PSU(5)	3/1/2024	—	—	—	—	—	10,989	798,241	—	—
	LTI fPSU(6)	3/1/2024	—	—	—	—	—	21,978	1,596,482	—	—
	RSU	3/1/2024	—	—	—	—	—	21,978	1,596,482	—	—
	mPSU(9)	3/1/2024	—	—	—	—	—	2,197	159,590	—	—
Mr. Alkharrat	STI - PSU(4)	3/1/2024	—	—	—	—	—	1,209	87,822	—	—
	fSTI- PSU(5)	3/1/2024	—	—	—	—	—	7,326	532,161	—	—
	LTI fPSU(6)	3/1/2024	—	—	—	—	—	21,978	1,596,482	—	—
	RSU	3/1/2024	—	—	—	—	—	21,978	1,596,482	—	—
	PSU(7)	3/1/2024	—	—	—	—	—	14,652	1,064,321	—	—
	RSU	6/9/2023	—	—	—	—	—	52,543	3,816,724	—	—
Mr. Armstrong	STI - PSU(4)	3/1/2024	—	—	—	—	—	4,223	306,759	—	—
	fSTI- PSU(5)	3/1/2024	—	—	—	—	—	10,989	798,241	—	—
	LTI fPSU(6)	3/1/2024	—	—	—	—	—	36,630	2,660,803	—	—
	RSU	3/1/2024	—	—	—	—	—	36,630	2,660,803	—	—
	mPSU(9)	3/1/2024	—	—	—	—	—	3,663	266,080	—	—
	LTI fPSU(8)	2/28/2023	—	—	—	—	—	18,282	1,328,004	—	—
	RSU	2/28/2023	—	—	—	—	—	27,423	1,992,007	—	—
	mPSU(10)	2/28/2023	—	—	—	—	—	8,227	597,609	—	—
	PSU	2/24/2022	—	—	—	—	—	5,880	427,123	—	—
	RSU	2/24/2022	—	—	—	—	—	7,059	512,766	—	—
	SO	5/8/2020	107,244	—	—	65.26	5/8/2030	—	—	—	—
	SO	2/8/2019	2,301	—	—	44.91	2/8/2029	—	—	—	—
Mr. Holdridge	STI - PSU(4)	3/1/2024	—	—	—	—	—	4,191	304,434	—	—
	fSTI- PSU(5)	3/1/2024	—	—	—	—	—	10,989	798,241	—	—
	LTI fPSU(6)	3/1/2024	—	—	—	—	—	36,630	2,660,803	—	—
	RSU	3/1/2024	—	—	—	—	—	36,630	2,660,803	—	—
	mPSU(9)	3/1/2024	—	—	—	—	—	3,663	266,080	—	—
	RSU	11/1/2024	—	—	—	—	—	26,585	1,931,134	—	—
	LTI fPSU(8)	2/28/2023	—	—	—	—	—	18,282	1,328,004	—	—
	RSU	2/28/2023	—	—	—	—	—	18,282	1,328,004	—	—
	mPSU(10)	2/28/2023	—	—	—	—	—	8,227	597,609	—	—

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	PSU	2/24/2022	—	—	—	—	—	5,880	427,123	—	—
	RSU	2/24/2022	—	—	—	—	—	7,059	512,766	—	—
	SO	2/28/2020	65,547	—	—	70.73	2/28/2030	—	—	—	—
Mr. Korngiebel	STI - PSU(4)	3/1/2024	—	—	—	—	—	3,143	228,308	—	—
	fSTI- PSU(5)	3/1/2024	—	—	—	—	—	10,989	798,241	—	—
	LTI fPSU(6)	3/1/2024	—	—	—	—	—	36,630	2,660,803	—	—
	RSU	3/1/2024	—	—	—	—	—	36,630	2,660,803	—	—
	mPSU(9)	3/1/2024	—	—	—	—	—	3,663	266,080	—	—
	RSU	11/1/2024	—	—	—	—	—	13,292	965,531	—	—
	LTI fPSU(8)	2/28/2023	—	—	—	—	—	18,282	1,328,004	—	—
	RSU	2/28/2023	—	—	—	—	—	18,282	1,328,004	—	—
	mPSU(10)	2/28/2023	—	—	—	—	—	8,227	597,609	—	—
	PSU	2/24/2022	—	—	—	—	—	5,880	427,123	—	—
	RSU	2/24/2022	—	—	—	—	—	7,059	512,766	—	—
(1)All stock options have a 10-year term. For all stock options other than Mr. Ossip’s performance-based stock option, as described in footnote (11) below, twenty-five percent (25%) of the shares are subject to the stock option vest in equal installments over four years, beginning with the first anniversary of the grant date.
(2)One-third of the shares subject to the RSUs vest in equal installments over three years, beginning with the first anniversary of the grant date. As discussed below under “Nonqualified Deferred Compensation” delivery of the underlying shares may be deferred to a date within 10 years of the grant date for our Canadian NEO. There is no public market for the RSUs. For purposes of this disclosure, we have valued the RSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share.
(3)Stock options and RSUs granted prior to 2021 include an acceleration of vesting provision; such that upon the consummation of a change of control of the Company, the options and RSUs shall fully vest, provided the individual is providing service to Dayforce or any subsidiary at the time of consummation of such event. Stock options and RSUs granted on or after March 8, 2021, include a “double trigger” acceleration of vesting provision; such that upon the consummation of a change of control of the Company in which the acquirer assumes and converts the shares into acquirer stock and the NEO is involuntarily terminated without cause within 12 months of the effective date of change of control, the options and RSUs shall fully vest, provided the individual is providing service to Dayforce or any subsidiary at the time of consummation of such event.
(4)Amount reported represents STI - PSUs granted in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the 2024 STI to drive company results related to certain key financial metrics in 2024 which were (1) Cloud Revenue, (2) Adjusted EBITDA, and (3) Sales PEPM ACV. The number of PSUs outlined in the table were split as follows: 33 1/3% Cloud Revenue, 33 1/3% Adjusted EBITDA, and 33 1/3% Sales PEPM ACV.
There is no public market for the STI - PSUs. For purposes of this disclosure, we have valued the STI - PSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share. The shares fully vest on the first anniversary of the grant date, subject to achieving the performance criteria. As discussed under the “Management Incentive Plan" section the STI - PSU metrics achieved at 85.59% of target.
This results in the following for Mr. Ossip:
•For the grant of 6,447 PSUs to Mr. Ossip, 5,518 shares were achieved and vested on March 1, 2025.
The PSU metrics achieved 85.59% for Messrs. Johnson, Alkharrat, Armstrong, Holdridge, and Korngiebel:
•For the grant of 2,902 PSUs to Mr. Johnson, 2,484 shares were achieved and vested on March 1, 2025.
•For the grant of 1,209 PSUs to Mr. Alkharrat, 1,035 shares were achieved and vested on March 1, 2025.
•For the grant of 4,223 PSUs to Mr. Armstrong, 3,614 shares were achieved and vested on March 1, 2025.
•For the grant of 4,191 PSUs to Mr. Holdridge, 3,587 shares were achieved and vested on March 1, 2025.
•For the grant of 3,143 PSUs to Mr. Korngiebel, 2,690 shares were achieved and vested on March 1, 2025.
(5)Amount reported represents STI - PSUs granted in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the supplement to the Annual STI to drive company results related to certain key financial metrics. The metrics used to determine vesting of the STI fPSUs were calculated based on Dayforce's reduction of certain identified expenses related to ongoing operating expenses and external spending.
There is no public market for the STI - PSUs. For purposes of this disclosure, we have valued the STI - PSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share. The shares fully vest on the first anniversary of the grant date, subject to achieving the performance criteria. As discussed under the “2024 STI fPSU" section the STI - PSU metrics achieved at 110% of target.
This results in the following for Mr. Ossip:
•For the grant of 5,567 PSUs to Mr. Ossip, 6,124 shares were achieved and vested on March 1, 2025.
The PSU metrics achieved 110% for Messrs. Johnson, Alkharrat, Armstrong, Holdridge, and Korngiebel:
•For the grant of 10,989 PSUs to Mr. Johnson, 12,088 shares were achieved and vested on March 1, 2025.
•For the grant of 7,326 PSUs to Mr. Alkharrat, 8,059 shares were achieved and vested on March 1, 2025.
•For the grant of 10,989 PSUs to Mr. Armstrong, 12,088 shares were achieved and vested on March 1, 2025.
•For the grant of 10,989 PSUs to Mr. Holdridge, 12,088 shares were achieved and vested on March 1, 2025.
•For the grant of 10,989 PSUs to Mr. Korngiebel, 12,088 shares were achieved and vested on March 1, 2025.
(6)Amount reported represents LTI fPSUs granted in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the 2024 LTI to drive company results related to certain key financial metrics which were (1) Cloud Recurring Revenue, (2) Adjusted Cloud Recurring Gross

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Margin, and (3) Sales PEPM ACV. The number of LTI fPSUs outlined in the table were equally split between the three financial metrics based on achievement of the metric at target performance. There is no public market for the PSUs. For purposes of this disclosure, we have valued the LTI fPSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share. The shares vest in equal installments on the first three anniversaries of the grant date, subject to achieving the one-year performance criteria for the prior period. As discussed under “Long-Term Incentive,” the PSU metrics achieved at 97.7% of target for 2024, resulting in:
•For the grant of 102,564 PSUs to Mr. Ossip, 33,402 shares were achieved and vested on March 1, 2025, with the remaining 68,376 shares subject to vest on March 1, 2026, and March 1, 2027, based on 2025 and 2026 performance, respectively.
•For the grant of 21,978 PSUs to Mr. Johnson, 7,158 shares were achieved and vested on March 1, 2025, with the remaining 14,652 shares subject to vest on March 1, 2026, and March 1, 2027, based on 2025 and 2026 performance, respectively.
•For the grant of 21,978 PSUs to Mr. Alkharrat, 7,158 shares were achieved and vested on March 1, 2025, with the remaining 14,652 shares subject to vest on March 1, 2026, and March 1, 2027, based on 2025 and 2026 performance, respectively.
•For the grant of 36,630 PSUs to Mr. Armstrong, 11,929 shares were achieved and vested on March 1, 2025, with the remaining 24,420 shares subject to vest on March 1, 2026, and March 1, 2027, based on 2025 and 2026 performance, respectively.
•For the grant of 36,630 PSUs to Mr. Holdridge, 11,929 shares were achieved and vested on March 1, 2025, with the remaining 24,420 shares subject to vest on March 1, 2026, and March 1, 2027, based on 2025 and 2026 performance, respectively.
•For the grant of 36,630 PSUs to Mr. Korngiebel, 11,929 shares were achieved and vested on March 1, 2025, with the remaining 24,420 shares subject to vest on March 1, 2026, and March 1, 2027, based on 2025 and 2026 performance, respectively.
(7)Amount reported represents PSUs granted to Mr. Alkharrat that was agreed to in connection with the commencement of his employment with the Company in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the 2024 LTI to drive company results related to Sale PEPM ACV. There is no public market for the PSUs. For purposes of this disclosure, we have valued the PSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share. The shares vest in equal installments on the first three anniversaries of the grant date, as discussed under “Long-Term Incentive,” the PSU metrics achieved at 79.7% of target.
•For the grant of 14,652 PSUs to Mr. Alkharrat, 11,678 shares were achieved and will vest in three equal installments on March 1, 2025, March 1, 2026, and March 1, 2027.
(8)Amount reported represents LTI fPSUs granted in Fiscal Year 2023 under the 2018 EIP. The shares were awarded as part of the 2023 LTI to drive company results related to certain key financial metrics which were (1) Cloud Recurring Revenue, (2) Adjusted Cloud Recurring Gross Margin, and (3) Sales PEPM ACV. The number of LTI fPSUs outlined in the table were equally split between the three financial metrics based on achievement of the metric at target performance. There is no public market for the PSUs. For purposes of this disclosure, we have valued the LTI fPSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share. The shares vest in equal installments on the first three anniversaries of the grant date, subject to achieving the one-year performance criteria for the prior period. As discussed under “Long-Term Incentive,” the PSU metrics achieved at 92.2% of target for 2024, resulting in:
•For Mr. Ossip's unvested portion of 45,706 PSUs, 21,070 shares were achieved and vested on March 1, 2025, with the remaining 22,853 shares subject to vest on March 1, 2026, based on 2025 performance.
•For Mr. Armstrong's unvested portion of 18,282 PSUs, 8,428 shares were achieved and vested on March 1, 2025, with the remaining 9,141 shares subject to vest on March 1, 2026, based on 2025 performance.
•For Mr. Holdridge's unvested portion of 18,282 PSUs, 8,428 shares were achieved and vested on March 1, 2025, with the remaining 9,141 shares subject to vest on March 1, 2026, based on 2025 performance.
•For Mr. Korngiebel's unvested portion of 18,282 PSUs, 8,428 shares were achieved and vested on March 1, 2025, with the remaining 9,141 shares subject to vest on March 1, 2026, based on 2025 performance.
(9)Amount reported represents mPSUs granted in Fiscal Year 2024 under the 2018 EIP. The shares were awarded as part of the 2024 LTI to align the interests of executive officers and stockholders related to TSR performance relative to the S&P 1500 Application Software Index for the three-year performance period from January 1, 2024, through December 31, 2026. The mPSUs fully vest on the third anniversary of the grant date, contingent upon achievement of the mPSU goal. The mPSU has a potential threshold payout of 50% for achieving the 25th percentile rTSR; a target payout of 100% for achieving the 50th percentile rTSR; an above target payout of 150% for achieving the 75th percentile rTSR; and a maximum payout of 200% for achieving the 90th percentile of the TSR peer group. Actual achievement will be certified by the Compensation Committee or the Board in 2026 after completion of the three-year performance period. There is no public market for the mPSUs. For purposes of this disclosure, we have valued the mPSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share.
(10)Amount reported represents mPSUs granted in Fiscal Year 2023 under the 2018 EIP. The shares were awarded as part of the 2023 LTI to align the interests of executive officers and stockholders related to TSR performance relative to the S&P 1500 Application Software Index for the three-year performance period from January 1, 2023, through December 31, 2025. The mPSUs fully vest on the third anniversary of the grant date, contingent upon achievement of the mPSU goal. The mPSU has a potential threshold payout of 50% for achieving the 25th percentile rTSR; a target payout of 100% for achieving the 50th percentile rTSR; an above target payout of 150% for achieving the 75th percentile rTSR; and a maximum payout of 200% for achieving the 90th percentile of the TSR peer group. Actual achievement will be certified by the Compensation Committee or the Board in 2027 after completion of the three-year performance period. There is no public market for the mPSUs. For purposes of this disclosure, we have valued the mPSUs as of December 31, 2024, based on the then fair market value of our Common Stock of $72.64 per share.
(11)Mr. Ossip received 1,500,000 performance-based stock option shares (the "Option Shares"), whereas 750,000 shares are eligible to vest when the Company’s per share closing price meets or exceeds a stock price threshold of $110.94 (1.7 times the exercise price), for ten consecutive trading days, and the remaining 750,000 shares are available to vest when the Company’s per share closing price meets or exceeds a stock price threshold of $130.52 (2.0 times the exercise price) for ten consecutive trading days. If a stock price threshold is met on or before the third anniversary of the grant date, then the vesting of the Option Shares eligible to vest under the stock price threshold will occur on the third anniversary of the grant date. If a stock price threshold is met after the third anniversary of the grant date and on or before the fifth anniversary of the grant date, then vesting of the Option Shares eligible to vest under the stock price threshold will occur on the date the stock price threshold is met. If the stock price threshold is not met on or prior to the fifth anniversary of the grant date, then the option terminates as to any Option Shares eligible to vest under the unmet stock price threshold. Vesting is cliff based and no more than a total of 1,500,000 Option Shares may vest pursuant to the option. The first threshold of the performance-based stock option award was met, as

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beginning September 23, 2021, the share closing price met or exceeded $110.94 for 10 consecutive trading days. Therefore 750,000 shares vested on May 8, 2023.
Stock Option Exercises and Stock Vested in Fiscal 2024
The following table shows the number of shares acquired and the value realized upon the exercise of stock options or the vesting of stock awards during Fiscal Year 2024.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)		Value realized on vesting ($)(2)
Mr. Ossip	858,697	49,418,012	94,593	(3)	6,696,931
Mr. Johnson	—	—	—		—
Mr. Alkharrat	—	—	26,270		1,353,745
Mr. Armstrong	50,000	1,211,317	44,663		3,127,072
Mr. Holdridge	—	—	38,380		2,706,180
Mr. Korngiebel	—	—	44,231		3,096,378
(1)Value realized is the amount by which the stock price on exercise date exceeded the option exercise price, multiplied by the number of shares exercised.
(2)Value realized equals the closing price of our Common Stock on the NYSE on the vesting date multiplied by the number of shares vested.
(3)Represents 94,593 RSUs and PSUs which vested but where the issuance of the underlying shares of Common Stock was deferred, which Mr. Ossip may elect to convert to issued shares of Common Stock at any time prior to the date that is 10 years after the applicable grant date. These awards are also reflected under the Nonqualified Deferred Compensation in Fiscal Year 2024 table below.

Nonqualified Deferred Compensation in Fiscal Year 2024
The following table sets forth certain information about vested RSUs and PSUs in Fiscal Year 2024 for which the issuance of the underlying shares of Common Stock has been deferred by the NEOs who are Canadian residents pursuant to the terms of the 2018 EIP and the underlying RSU award agreement or PSU award agreement, as applicable. All amounts reported below are deferrals of the issuance of shares of Common Stock from the vested RSU and PSU awards disclosed above under “Compensation Elements” and are not in addition to any RSU or PSU awards previously disclosed.

Name	Executive contributions in last FY ($)(1)(2)	Aggregate earnings in last FY ($)(3)	Aggregate withdrawals/distributions ($)	Aggregate balance at last FYE ($)(4)
Mr. Ossip	6,871,236	10,208,622	—	50,789,307
(1)There is no public market for the RSUs or PSUs. For purposes of this disclosure, we have valued the RSUs and PSUs as of December 31, 2024, based on the then-fair market value of our Common Stock of $72.64 per share.
(2)Represents 94,593 vested RSUs and PSUs where the issuance of the underlying shares of Common Stock were deferred, which Mr. Ossip may elect to convert to issued shares of Common Stock at any time prior to the date that is 10 years after the applicable grant date. These contributions are not included in the Summary Compensation Table.
(3)Reflects earnings or losses on the value of shares deferred upon the vesting of RSUs and PSUs, which consists solely of changes in the stock price of the NEO's deferred RSUs and PSUs in 2024. These earnings are not included in the Summary Compensation Table.
(4)Represents an aggregate of 699,192 vested RSUs and PSUs held by Mr. Ossip where the issuance of the underlying shares of Common Stock were deferred, which Mr. Ossip may elect to convert to shares of Common Stock at any time prior to the date that is 10 years after the applicable grant date. These holdings are not included in the Summary Compensation Table.

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Potential Payments Upon Termination or Change in Control
Our NEOs are entitled to receive severance payments upon (i) termination of employment, or (ii) termination of employment in connection with a change in control, as provided in their respective employment agreements and further described below in “Agreements with our NEOs.” In addition, certain equity awards may be accelerated upon a change of control, as further described above in “Outstanding Equity Awards as of December 31, 2024.” The table below presents the estimated value of payments and benefits that each NEO would have been entitled to receive if the specified triggering event had occurred on December 31, 2024. Unless otherwise noted below, all payments are to be made in a lump sum upon or shortly after the applicable termination.

Name / Triggering Event		Severance Payment ($)(1)	Health/ Life ($)(2)	Outplacement Services ($)(3)	Accelerated Vesting of Equity Awards ($)(4)	Totals ($)
Mr. Ossip
•	Change in Control Without Termination(5)	—	—	—	34,888,824	34,888,824
•	Termination Without Cause or Resignation for Good Reason, After Change in Control	3,774,843	10,412	8,362	34,888,824	38,682,441
•	Termination Without Cause or Resignation for Good Reason, with no Change in Control	3,774,843	10,412	8,362	23,666,985	27,460,602
•	Termination due to Death	1,600,000	—	—	34,888,824	36,488,824
•	Termination due to Disability	800,000	—	—	5,535,000	6,335,000

Mr. Johnson
•	Change in Control Without Termination	—	—	—	4,361,596	4,361,596
•	Termination Without Cause, After Change in Control	1,320,000	11,592	10,000	4,361,596	5,703,188
•	Termination Without Cause, with no Change in Control	1,320,000	11,592	10,000	1,986,026	3,327,618
•	Termination due to Death	360,000	—	—	4,361,596	4,721,596
•	Termination due to Disability	360,000	—	—	—	360,000

Mr. Alkharrat
•	Change in Control Without Termination	—	—	—	8,693,991	8,693,991
•	Termination Without Cause, After Change in Control	1,800,000	24,003	10,000	8,693,991	10,527,994
•	Termination Without Cause, with no Change in Control	1,800,000	24,003	10,000	5,974,640	7,808,643
•	Termination due to Death	600,000	—	—	8,693,991	9,293,991
•	Termination due to Disability	600,000	—	—	—	600,000

Mr. Armstrong
•	Change in Control Without Termination	—	—	—	10,886,194	10,886,194
•	Termination Without Cause or Resignation for Good Reason, After Change in Control	1,506,500	11,550	10,000	10,886,194	12,414,244
•	Termination Without Cause or Resignation for Good Reason, with no Change in Control	1,506,500	11,550	10,000	6,669,466	8,197,516
•	Termination due to Death	524,000	—	—	10,886,194	11,410,194
•	Termination due to Disability	524,000	—	—	—	524,000

Mr. Holdridge		—	—	—	—	—
•	Change in Control Without Termination	—	—	—	12,815,004	12,815,004
•	Termination Without Cause, After Change in Control	1,690,000	11,331	10,000	12,815,004	14,526,335
•	Termination Without Cause, with no Change in Control	1,690,000	11,331	10,000	7,312,354	9,023,685
•	Termination due to Death	520,000	—	—	12,815,004	13,335,004
•	Termination due to Disability	520,000	—	—	—	520,000

Mr. Korngiebel		—	—	—	—	—
•	Change in Control Without Termination	—	—	—	11,773,273	11,773,273
•	Termination Without Cause, After Change in Control	1,430,000	12,044	10,000	11,773,273	13,225,317
•	Termination Without Cause, with no Change in Control	1,430,000	12,044	10,000	6,965,111	8,417,155
•	Termination due to Death	390,000	—	—	11,773,273	12,163,273
•	Termination due to Disability	390,000	—	—	—	390,000

(1)In the event of a termination without “cause” or resignation for "good reason", each individual would receive the following lump sum payments:
•Mr. Ossip, 24 months of base salary, plus two times the average STI payment paid to Mr. Ossip for the immediately preceding two years, plus a lump sum payment equal to a pro-rated portion of the executive’s MIP at target.

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•Mr. Alkharrat, 12 months of base salary and annual incentive plan payment at the annual target amount, plus a lump sum payment equal to a pro-rated portion of the executive's MIP at target.
•Mr. Armstrong, for 0 to 7 full years of employment, 12 months of base salary, for 8 through 14 full years of employment, 15 months of base salary, and for more than 14 full years of employment, 18 months of base salary, plus a lump sum payment equal to a pro-rated portion of the executive’s MIP at target, if any, to which he would have become entitled for the fiscal year in which his termination occurs.
•Mr. Holdridge, 12 months of base salary and annual incentive plan payment at the annual target amount, plus a lump sum payment equal to a pro-rated portion of the executive’s MIP at target.
•Mr. Johnson, 12 months of base salary and annual incentive plan payment at the annual target amount, plus a pro-rata cash payment of the executive’s MIP at target.
•Mr. Korngiebel, 12 months of base salary, plus the STI payment at the annual target amount, plus a pro-rata cash payment of the executive’s MIP at target.
In the event of a termination due to death or disability, Messrs. Ossip, Alkharrat, Armstrong, Holdridge, Johnson, and Korngiebel would receive a pro-rated STI payment at the annual target amount, if any, to which the executive would otherwise have become entitled for the fiscal year in which their death or disability occurs had the executive remained continuously employed for the full fiscal year. Additionally, in the event of a termination due to death, Mr. Ossip would receive a lump sum payment equal to 12 months of his base salary.
(2)Mr. Ossip would receive continuation of certain employment related benefits for the period prescribed under the Employment Standards Act (Ontario). Dayforce will cover the cost of COBRA continuation for each of Messrs. Armstrong, Holdridge, Johnson, and Korngiebel for a period of up to six months, and for Mr. Alkharrat for a period of up to twelve months following the termination date or until they are no longer eligible for COBRA continuation coverage, whichever is earlier. In the case of Mr. Ossip, amounts shown were converted to U.S. dollars from Canadian dollars based on the exchange rate of $1.4350 Canadian dollars per U.S. dollar as of December 31, 2024.
(3)Mr. Ossip is eligible to receive reasonable executive-level outplacement services for a period of up to 12 months, not to exceed $12,000 CAD (or $8,362 USD based on the exchange rate of $1.4350 Canadian dollars per U.S. dollar as of December 31, 2024). Mr. Armstrong is eligible to receive reasonable executive-level outplacement services for a period of up to 12 months following termination in an amount not to exceed $10,000. Messrs. Alkharrat, Holdridge, Johnson, and Korngiebel are eligible to receive reasonable executive-level outplacement services through Dayforce’s preferred provider of such services; for purposes of this disclosure, we have estimated those services to be $10,000.
(4)Pursuant to the 2018 EIP and grants made in or after 2021, stock options, RSUs, and PSUs will fully vest only if the awards are not assumed by the acquirer upon consummation of a change in control or upon an individual’s termination of service due to death, subject to the individual’s continued service through such date. For change in control, values assume no assumption by the acquirer of unvested awards. Additionally, RSUs will have accelerated vesting in the case of an involuntary termination or termination with good reason for awards that would vest within 18 months from the date of termination. PSUs will have accelerated vesting in the case of an involuntary termination or termination with good reason, but awards will be pro-rated based on years of service as compared to the performance period. Amounts presented for the vesting of stock options, RSUs, and PSUs are calculated based on $72.64 per share, the closing price of our Common Stock on the NYSE on December 31, 2024.
(5)Mr. Ossip holds performance stock options where only the portion that has met the specified price hurdles would have accelerated vesting due to death or disability. All performance stock options would vest for other terminating events, with the exception of termination for "cause" or resignation without "good reason."

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Agreements with our NEOs
We are party to employment agreements with each of our current NEOs. The 2024 base salary and incentive compensation for each NEO is discussed in the CD&A above. In addition to the items discussed, each of our current NEOs participates in the employee health and welfare, retirement, and other employee benefits programs offered generally from time to time by us to our employees based on the location of their employment.

David Ossip
In April 2012, we entered into an employment agreement with David Ossip, our Chair and Chief Executive Officer.

Jeremy Johnson
In December 2023, we entered into an employment agreement with Jeremy Johnson, our Executive Vice President, Chief Financial Officer.

Samer Alkharrat
In June 2023, we entered into an employment agreement with Samer Alkharrat, our Executive Vice President, Chief Revenue Officer.

Christopher Armstrong

In May 2019, we entered into an employment agreement with Christopher Armstrong, in connection with his appointment as Executive Vice President, Chief Operating Officer, the position he held again from February 2022 to September 2024, after having previously served as Executive Vice President, Chief Customer Officer for approximately two years. As of September 2024, Mr. Armstrong was once again appointed as Executive Vice President, Chief Customer Officer.

Stephen Holdridge

In December 2019, we entered into an employment agreement with Stephen Holdridge, in connection with his employment as Global Head of Services. In February 2023, we entered into an amended and restated employment agreement with Mr. Holdridge, reflecting his subsequent appointment as President, Customer and Revenue Operations. As of September 2024, Mr. Holdridge was appointed as President and Chief Operating Officer.

Joseph Korngiebel
In July 2020, we entered into an employment agreement with Joseph Korngiebel, our Executive Vice President, Chief Strategy, Product, and Technology Officer.

Termination of Agreements
The agreements with our NEOs provide that we may terminate the agreements immediately with "cause," and upon payment or provision of appropriate notice/severance in the case of termination without "cause," as defined in the respective agreements. Our NEOs may terminate their agreements with 90 days’ prior written notice. Further, we may terminate an NEO’s relationship with us for death or “disability,” as defined in their respective agreements. Messrs. Ossip, Johnson, Holdridge, Armstrong, and Alkharrat may resign with prior written notice for “good reason.” The amounts that could be paid to the NEOs under various termination situations, and an explanation of the applicable calculations, are set forth under “Potential Payments Upon Termination or Change in Control” above.
Restrictive Covenants
Pursuant to a separate amended and restated restrictive covenant agreement, which we entered into in March 2017, Mr. Ossip has agreed that subsequent to any termination, he will not engage in, consult for, or own more than 5% of any business that is similar to that of our business in any country in which we do business for a period of 24 months subsequent to such termination. We may elect to extend such restriction period by a total of either 12 months or 24 months, provided we pay Mr. Ossip a lump sum equal to his prior year’s base salary, plus $800,000, for each year the restriction period is extended.

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Our employment agreements with the following non-CEO NEOs contain non-competition and non-solicitation provisions that apply during employment and for a certain period of time thereafter: (1) Mr. Armstrong, 18 months; and (2) Messrs. Johnson and Holdridge, 12 months.
All employment agreements include perpetual confidentiality provisions, as well as provisions relating to assignment of inventions. Each of the employment agreements and Mr. Ossip’s restrictive covenant agreement include a non-disparagement provision.
CEO Pay Ratio
In accordance with the requirements set forth by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), we are providing the following information about the ratio of the total annual compensation of our Chair and CEO to the total annual compensation of our median employee.
Our determination of which employee was the median employee was based on compensation data for the active global workforce as of December 31, 2024 (the “Determination Date”), which consisted of 9,640 workers (excluding Mr. Ossip), inclusive of full-time, part-time, and temporary workers. 17 employees within this population are employees on temporary assignments with clients of our Dayforce Flex Work product. Such assignments are temporary in nature, and of different types and durations, which leads to variations in our employee population on a daily basis. Compensation for Dayforce Flex Work's temporary employees is exclusively set by our clients, not by Dayforce. In accordance with Item 402(u), our employee population includes both these temporary employees and the full-time and part-time employees who represent our “permanent” staff. For Dayforce Flex Work's temporary employees, the definition of who was an active employee on the Determination Date was anyone who worked one or more shifts on the Determination Date. For our staff employees, anyone who was denoted as active within our human resources systems on the Determination Date was included in our employee population. We ranked the relevant global workforce based on annual earnings, which included the following elements for the 12-month period beginning on January 1, 2024:
•Annualized base salary;
•Overtime pay;
•Actual cash STI or other bonus compensation paid;
•Actual commissions paid; and
•The grant date fair market value of equity awards granted.
The SEC rules for identifying the median employee and calculating the pay ratio based on the employees’ annual total compensation allows companies to adopt a variety of methodologies and to make reasonable estimates and assumptions that reflect their compensation practices. In this calculation, we used only actual cash STI or other bonus compensation paid in 2024, and excluded anticipated compensation in the following year based on current year performance. We believe our methodology provides reasonable estimates calculated in a method consistent with the pay ratio disclosure requirements. Pay ratio reported by other companies may not be comparable to the pay ratio as reported above as other companies may have different compensation practices and utilize alternative estimates, exclusions, assumptions, and methodologies based on their own unique circumstances.
For Fiscal Year 2024, an estimate of the ratio of Mr. Ossip’s total annual compensation to that of our median employee’s total annual compensation is 274:1 and is based on Mr. Ossip’s total annual compensation of $18,596,544 USD. The “total compensation” figure for Mr. Ossip reflects the aggregate grant date fair value of stock awards granted to him during Fiscal Year 2024, which may not necessarily reflect the actual value, if any, that he realizes from such awards.
We believe this ratio is a reasonable estimate, calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described below. The median employee used for the Fiscal Year 2024 analysis, including the 17 temporary employees of Dayforce Flex Work, is a Dayforce Functional Specialist who works in Canada. The total annual compensation of our median employee for Fiscal Year 2024 was $68,057.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company.

Year	Summary Compensation Table Total for PEO ($)(1)(3)	Summary Compensation Table Total for PEO 2 ($)(2)(3)	Compensation Actually Paid to PEO ($)(1)(3)		Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3)(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($mm)	Cloud Revenue ($mm)(6)
				Compensation Actually Paid to PEO 2 ($)(2)(3)			Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2024	18,596,544	—	19,562,636	—	7,116,050	7,499,552	107	206	46	1,677
2023	13,591,865	13,316,374	12,808,746	1,958,141	5,494,164	4,914,594	99	187	55	1,408
2022	10,551,606	10,553,341	(98,989,543)	(5,002,373)	4,619,071	551,052	95	114	(73)	1,016
2021	10,626,701	—	174,858	—	3,955,839	5,173,330	154	175	(75)	804
2020	32,998,933	—	171,576,972	—	3,260,400	10,998,682	157	148	(4)	729
(1)Reflects compensation for our Chief Executive Officer, David Ossip, who served as our Principal Executive Officer ("PEO") in 2020, 2021, 2022, 2023, and 2024.
(2)Reflects compensation for our Co-Chief Executive Officer, Leagh E. Turner, who served as our second Principal Executive Officer ("PEO #2") in 2022 and 2023.
(3)Summary Compensation Table totals and compensation actually paid for 2022 differ from those published in our 2023 Proxy Statement. These differences are the result of changes to the underlying inputs and assumptions aligned with SEC rules.
(4)Reflects compensation for Noémie Heuland, Leagh Turner, Christopher Armstrong, Scott Kitching, Arthur Gitajn, and Ozzie Goldschmied in 2020, Noémie Heuland, Leagh Turner, Christopher Armstrong, and Rakesh Subramanian in 2021, Noémie Heuland, Christopher Armstrong, Joseph Korngiebel, and Stephen Holdridge in 2022, Noémie Heuland, Christopher Armstrong, Stephen Holdridge, and Samer Alkharrat in 2023, and Jeremy Johnson, Stephen Holdridge, Christopher Armstrong, Samer Alkharrat, and Joseph Korngiebel in 2024 as shown in the Summary Compensation Table for each respective year.
(5)Peer Group used for TSR comparisons reflects the S&P Composite 1500 Application Software (Sub Index).
(6)Cloud Revenue, presented on a constant currency basis, primarily includes revenue generated from solutions that are delivered via two Cloud offerings, Dayforce and Powerpay, adjusted to exclude significant acquisitions or disposals (subject to Board approval). Float revenue is included based on an average budget yield rate and actual volume. See Appendix A included in this Proxy Statement starting on page 79 for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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To calculate “compensation actually paid” for David Ossip and other NEOs, the following adjustments were made to the Summary Compensation Table total pay. The 2022 amounts in the tables below differ from those published in our 2023 Proxy Statement. These differences are the result of changes to the underlying inputs and assumptions aligned with SEC rules.
Deductions and Additions to Summary Compensation Table Totals

Year	Summary Compensation Table Total ($)	Deductions from Summary Compensation Table Total Pay ($)(1)	Additions To Summary Compensation Table Total Pay ($)	Compensation Actually Paid ($)
David Ossip, Chief Executive Officer serving as PEO
2024	18,596,544	(17,431,807)	18,397,900	19,562,636
2023	13,591,865	(12,439,889)	11,656,770	12,808,746
2022	10,551,606	(9,399,991)	(100,141,158)	(98,989,543)
2021	10,626,701	(9,399,974)	(1,051,869)	174,858
2020	32,998,933	(31,689,911)	170,267,950	171,576,972
Leagh Turner, Co-Chief Executive Officer serving as PEO #2 (2)
2023	13,316,374	(12,439,889)	1,081,656	1,958,141
2022	10,553,341	(9,399,991)	(6,155,723)	(5,002,373)
Average for other Named Executive Officers indicated above
2024	7,116,050	(6,148,907)	6,532,409	7,499,552
2023	5,494,164	(4,674,218)	4,094,647	4,914,594
2022	4,619,071	(3,809,042)	(258,977)	551,052
2021	3,955,839	(3,042,685)	4,260,176	5,173,330
2020	3,260,400	(2,522,139)	10,260,421	10,998,682
(1)Deductions from Summary Compensation Table reflects Option Awards and Stock Awards columns of the Summary Compensation Table.
(2)Leagh E. Turner was added as Co-CEO and therefore PEO #2 in 2022 and 2023. Her compensation details are included in the average for other Named Executive Officers for 2020 and 2021.
Additions to Summary Compensation Table

David Ossip, Chief Executive Officer serving as PEO
Year	YE Value of Current Year Awards Outstanding as of YE ($)	+	Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)	+	Change in Value as of Vesting Date for Prior Year Awards That Vested During the Year ($)	=	Value of Equity for CAP Purposes ($)
2024	18,181,813	+	722,674	+	(506,588)	=	18,397,900
2023	10,664,741	+	2,713,896	+	(1,721,867)	=	11,656,770
2022	7,772,346	+	(73,518,436)	+	(34,395,068)	=	(100,141,158)
2021	15,503,397	+	7,211,679	+	(23,766,945)	=	(1,051,869)
2020(1)	104,843,073	+	87,875,480	+	(22,450,603)	=	170,267,950
Leagh E. Turner, Co-Chief Executive Officer serving as PEO #2 (2)
2023	—	+	533,086	+	548,570	=	1,081,656
2022	7,772,346	+	(7,735,255)	+	(6,192,814)	=	(6,155,723)
Average for other Named Executive Officers indicated above
2024	6,455,013	+	149,566	+	(72,170)	=	6,532,409
2023	3,786,358	+	104,136	+	204,153	=	4,094,647
2022	3,204,538	+	(1,920,435)	+	(1,543,080)	=	(258,977)
2021	4,315,723	+	209,263	+	(264,809)	=	4,260,176
2020(1)	5,292,803	+	4,912,369	+	55,249	=	10,260,421
(1)PSU Awards granted on February 28, 2020, did not meet performance conditions to vest and were forfeited in February of 2021. These awards have $0 CAP values and are not included in the table above.
(2)Leagh E. Turner was added as Co-CEO and therefore PEO #2 in 2022. Her compensation details are included in the average for other Named Executive Officers for 2020 and 2021.
The equity awards included above are comprised of performance share units, restricted share units, and stock options granted from 2016 through 2024.

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Compensation Actually Paid Versus Company Performance
The following graphs show the compensation actually paid to Mr. Ossip, and the average amount of compensation actually paid to our NEOs as a group (excluding our PEO/PEOs) during the periods presented.
Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Income

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Compensation Actually Paid and Cloud Revenue

Tabular List of Company Performance Measures
The following table alphabetically lists the financial performance measures we believe are most important in linking compensation actually paid to the Company’s NEOs to the Company’s performance during 2024.
1)Adjusted Cloud Recurring Gross Margin
2)Adjusted EBITDA
3)Cloud Annual Recurring Revenue
4)Cloud Revenue
5)Sales PEPM ACV
Further details on these measures and how they feature in our compensation plans can be found in our CD&A.

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Management Proposals

Proposal One	60
Election of Directors
Proposal Two	61
Advisory Vote on the Compensation of Dayforce's Named Executive Officers
Proposal Three	62
Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2025
Proposal Four	64
Approval of Dayforce's Amended and Restated Certificate of Incorporation

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Proposal One Election of Directors

Our Board has nominated each of Brent Bickett, Ronald Clarke, Deborah Farrington, Thomas Hagerty, Linda Mantia, David Ossip, Ganesh Rao, Andrea Rosen, and Gerald Throop for election as directors of the Board to hold office until the 2026 annual meeting of stockholders (the "2026 Annual Meeting") or until their successors are duly elected and qualified, subject to their earlier death, resignation, retirement, disqualification, or removal. Each of the nominees is a current member of our Board and has consented to serve if elected.
Recommendation of the Board
The Board believes the collective experience, qualifications, attributes, and skills possessed by each nominee make them well-qualified to exercise oversight responsibilities on behalf of our stockholders. In addition to each nominee’s specific qualifications that led the Board to the conclusion that such person should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty, and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our Board. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees. As a result, the Board recommends that you vote “for” the election of each of the nominees.

The board recommends that you vote “FOR” the election of each of the nominees.

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Proposal Two Advisory Vote on the Compensation of Dayforce’s Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of Dayforce’s NEOs as disclosed in the CD&A, the accompanying compensation tables, and the related narrative disclosure beginning on page 28 of this Proxy Statement, pursuant to the following resolution:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the accompanying compensation tables, and the related narrative disclosure.
As an advisory vote, this proposal is not binding on Dayforce, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.
At the 2020 Annual Meeting, the Board recommended and stockholders approved holding this advisory vote on an annual basis. Accordingly, the next advisory Say on Pay vote will occur at the 2026 Annual Meeting.

Recommendation of the Board
The Board recommends a vote “FOR” this resolution because it believes that the policies and practices described in the CD&A are effective in achieving the Company’s goals of linking pay to executive performance and levels of responsibility, encouraging our executive officers to remain focused on both short-term and long-term financial and strategic goals of the Company, and linking executive performance to the creation of stockholder value as reflected in the “Executive Summary” of the CD&A section above.

The board recommends that you vote “FOR” the approval of NEO Compensation.

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Proposal Three Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2025
Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm’s lead engagement partner who is subject to a mandatory, regular rotation and who may provide services to our Company for a maximum of five consecutive years.
In selecting and approving a lead engagement partner, the Audit Committee relies on relevant succession criteria established by management and the Audit Committee, interactions with prospective candidates, assessments of their professional experience, and input from our Company’s independent registered public accounting firm. The Audit Committee also engages in an annual evaluation of the independent registered public accounting firm. It considers, in particular, whether the retention of the firm is in the best interests of our Company and its stockholders, taking into account the firm’s quality of service, the firm’s institutional knowledge and experience, our Company’s global operations and businesses, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent registered public accounting firm.
After assessing the qualifications, performance, and independence of KPMG LLP (“KPMG”), which has served as our, or our predecessor’s, independent registered public accounting firm since 1958, the Audit Committee concluded that retaining KPMG as our independent registered public accounting firm for fiscal year 2025 is in the best interests of Dayforce. Therefore, the Audit Committee has appointed KPMG as our independent registered public accounting firm to audit the consolidated financial statements of Dayforce for the fiscal year ending December 31, 2025.
Although it is not required to do so, our Board is asking our stockholders to ratify KPMG’s appointment. If our stockholders do not ratify KPMG’s appointment, the Audit Committee will consider changing our independent registered public accounting firm for 2025. Whether or not stockholders ratify KPMG’s appointment, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. KPMG has advised the Audit Committee that it is an independent accounting firm with respect to Dayforce and its affiliates in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”). Representatives of KPMG are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they choose, and are expected to be available to respond to appropriate stockholder questions.
Audit Fees
The following table sets forth the fees billed or expected to be billed by KPMG for audit, audit-related, tax, and all other services rendered for Fiscal Years 2024 and 2023:

	2024	2023
Fee Category	($)(In thousands)
Audit Fees	3,149	2,786
Audit-Related Fees	1,989	1,842
Tax Fees	330	32
All Other Fees	—	—
Total Fees	5,468	4,660
Audit Fees. Consist of fees for services rendered for the audit and/or review of our consolidated financial statements. Audit fees also include fees for services rendered in connection with the filing of registration statements and other documents with the SEC, and the issuance of accountant consents and comfort letters.

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Audit-Related Fees. Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”
Tax Fees. Consist of aggregate fees for tax compliance, tax advice, and tax planning services, including the review and preparation of certain foreign income tax returns.
All Other Fees. Consist of fees billed in the indicated year for other permissible work performed by KPMG that is not included within the above category descriptions.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
We have adopted a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on independence. The Audit Committee pre-approved all audit and permissible non-audit services performed by KPMG in Fiscal Year 2024.

Recommendation of the Board

The board recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

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Proposal Four Approval of Dayforce's Amended and Restated Certificate of Incorporation
After careful consideration, our Board is asking stockholders to adopt the proposed amendment and restatement of our Restated Certificate of Incorporation (the “Charter”), in the form attached as Appendix B to this Proxy Statement (the “Proposed Amended and Restated Charter”). The Proposed Amended and Restated Charter would amend the Charter to:
•limit the liability of certain officers of the Company as permitted by Delaware law, as described below;
•remove or revise obsolete provisions relating to our former majority stockholders and the classification of our Board and include other immaterial changes; and
•amend and restate the Charter to reflect the foregoing amendments.
Appendix B shows the proposed changes to the Charter, with deletions indicated by strikeouts and additions indicated by underlining.
The Board unanimously approved the Proposed Amended and Restated Charter, and recommended its adoption by the Company’s stockholders, on February 28, 2025.

Limiting Liability of Certain Officers as Permitted by Delaware Law
Effective August 1, 2022, the State of Delaware, which is our state of incorporation, amended Section 102(b)(7) of the DGCL to authorize exculpation of officers of Delaware corporations. Specifically, the amendments extend the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain circumstances. This provision would only permit exculpation of officers for direct claims, as opposed to derivative claims, made by stockholders on behalf of the Company, and would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Our Charter currently provides for the exculpation of directors as permitted by the DGCL, but it does not include a provision that allows for the exculpation of officers. In addition, the Proposed Amended and Restated Charter provides that if the DGCL is further amended to eliminate or limit the liability of officers or directors, the liability of such officers or directors will be limited or eliminated to the fullest extent permitted by law, as so amended. The Proposed Amended and Restated Charter also simplifies the existing exculpation provision related to directors of the Company by referring to the DGCL as the same exists or may hereafter be amended instead of specifying each instance where exculpation for directors is currently not available under the DGCL. As such, the current exculpation protections available to the directors remain unchanged as a result of the Proposed Amended and Restated Charter.
The Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving at corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the Board took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the Company’s officers that would be impacted, and the benefits the Board believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits. During our Fall 2024 stockholder engagement, we socialized the proposed adoption of this provision to the stockholders that we met with, and they did not express any concern with the proposal.

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Accordingly, the Board has unanimously determined that the Proposed Amended and Restated Charter to provide, among other things (as described below), for the exculpation of officers pursuant to Section 102(b)(7) of the DGCL is fair and in the best interests of the Company and our stockholders.

Removal of Obsolete Provisions and Other Immaterial Changes
The Charter currently includes certain inoperative or obsolete provisions relating to our former majority stockholders and the classification of our Board. Because we no longer have a majority stockholder and the declassification of our Board was completed in 2023, these requirements no longer apply. If the Proposed Amended and Restated Charter is adopted by our stockholders and becomes effective, such inoperative or obsolete provisions will be removed or revised.
The Proposed Amended and Restated Charter would also make immaterial, non-substantive changes to the Charter, including conforming defined terms and incorporating our name change from “Ceridian” to “Dayforce.” These immaterial, non-substantive changes will not have a substantive impact on the rights of stockholders of the Company.
The foregoing description of the Proposed Amended and Restated Charter is qualified in its entirety by the full text of the Proposed Amended and Restated Charter, which is attached to this Proxy Statement as Appendix B and is marked to show the proposed changes described above.

Timing and Effect of the Proposed Amended and Restated Charter
If the Proposed Amended and Restated Charter is approved by our stockholders, it will become effective immediately upon the filing of the Proposed Amended and Restated Charter with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If the Proposed Amended and Restated Charter is not approved by our stockholders, our Charter will remain unchanged. In accordance with the DGCL, the Board may elect to abandon the Proposed Amended and Restated Charter without further action by the stockholders at any time prior to the effectiveness of the filing of the Proposed Amended and Restated Charter with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Proposed Amended and Restated Charter.

Recommendation of the Board

The board recommends that you vote “FOR” the approval of Dayforce's Amended and Restated Certificate of Incorporation.

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Other Information

Audit Committee Report	67
Equity Compensation Plan Information	67
Security Ownership of Certain Beneficial Owners and Management	68
Certain Relationships and Related Party Transactions	70

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Other Information

Audit Committee Report
The Audit Committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The Audit Committee has reviewed our audited consolidated financial statements for Fiscal Year 2024 and met with management, as well as with representatives of KPMG, our independent registered public accounting firm, to discuss the audited consolidated financial statements. The Audit Committee also discussed with members of KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
In addition, the Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with members of KPMG its independence.
Based on these discussions, the financial statement review, and other matters it deemed relevant, the Audit Committee recommended to the Board that Dayforce’s audited consolidated financial statements for Fiscal Year 2024 be included in its Annual Report on Form 10-K for fiscal year ended December 31, 2024.
Audit Committee
Gerald Throop, Chair
Deborah Farrington
Linda Mantia
Andrea Rosen
This report of the Audit Committee is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.
Equity Compensation Plan Information
The table below presents information as of December 31, 2024, for our equity compensation plans approved by our stockholders. We do not have any equity compensation plans that have not been approved by our stockholders.

Plan Category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights ($)(b)		Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))(c)
Equity compensation plans approved by stockholders	11,409,442	(1)	58.97	(2)	10,682,610	(3)
Equity compensation plans not approved by stockholders	—		—		—
Total	11,409,442	(1)	58.97	(2)	10,682,610	(3)

(1)This number includes (i) 99,927 shares of Common Stock subject to stock options outstanding and 500,000 shares of Common Stock subject to RSU awards outstanding under our 2013 Dayforce, Inc. Stock Incentive Plan, and (ii) 5,357,499 shares of Common Stock subject to stock options outstanding and 5,452,016 shares of Common Stock subject to RSU and PSU awards outstanding under our 2018 EIP. The number of shares subject to PSU awards outstanding in the table above reflects shares eligible to vest based on actual achievement for PSU awards for which the performance achievement has been determined as of December 31, 2024. For PSU awards for which performance achievement had not been determined as of December 31, 2024, the number of shares included in column (a) reflects achievement calculated based on 100% of target.
(2)The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs or PSUs, since they do not have an exercise price.
(3)Includes securities available for future issuance under the 2018 EIP other than those listed in column (a), and 1,154,045 shares of Common Stock available for issuance under our GESPP.

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Global Employee Stock Purchase Plan
Our Board adopted, and our stockholders approved, the GESPP. The GESPP authorizes the issuance of up to 2,500,000 shares of Common Stock to eligible participants through purchases via payroll deductions. The purchase price is the lower of (i) 85% of the fair market value of a share of Common Stock on the offering date (the first trading day of the offering period commencing on January 1 and concluding on December 31), or (ii) 85% of the fair market value of a share of Common Stock on the purchase date. The GESPP continues for ten years, unless terminated sooner as provided under the GESPP. A total of 1,154,045 shares remain available for issuance under the GESPP as of December 31, 2024.
Equity Incentive Plans
Our Board adopted, and our stockholders approved, the 2018 EIP, as amended, and the 2013 Dayforce, Inc. Stock Incentive Plan (the “2013 Plan”). The following is a summary of the material features of the 2018 EIP and the 2013 Plan.
2018 EIP. The 2018 EIP was adopted by our Board and approved by our stockholders in connection with our initial public offering. The 2018 EIP authorizes us to grant incentive awards to our employees, directors, and consultants. As of December 31, 2024, there are approximately 8,340 individuals (including all of our executive officers and non-employee directors) who are eligible to participate in the 2018 EIP on the basis of their services provided to us. As of December 31, 2024, a total of 30,794,332 shares of our Common Stock were approved for issuance and a total of 10,809,515 shares of our Common Stock were subject to outstanding awards under the 2018 EIP.
In 2022, our Board approved an amendment to the 2018 EIP to remove the 3% “evergreen” refresh provision that permits annual refreshment of the equity pool available for issuance under the 2018 EIP.
2013 Plan. The 2013 Plan provided for the grant of options, share awards, and other share-based awards to our directors, employees, and consultants as well as to directors, employees, and consultants of any of our subsidiaries or affiliates. A total of 599,927 shares of our Common Stock are subject to outstanding awards under the 2013 Plan as of December 31, 2024. We do not intend to grant any further awards under the 2013 Plan.
Security Ownership of Certain Beneficial Owners and Management
Beneficial Ownership of Common Stock
The following table shows information as of the Record Date regarding the beneficial ownership of our Common Stock by:
•each person or group who is known by us to beneficially own more than 5% of our Common Stock;
•each member of our Board, each director nominee, and each of our NEOs; and
•all members of our Board, director nominees, and our executive officers as a group.
Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. The percentage of beneficial ownership is based on [Total] shares of Common Stock outstanding as of the Record Date. Shares of Common Stock (i) issued or issuable upon exchange of the Exchangeable Shares, (ii) subject to stock options currently exercisable or exercisable within 60 days of the Record Date, and (iii) that are issuable pursuant to equity awards that are currently vested or will vest within 60 days of the Record Date are deemed to be outstanding and beneficially owned by the person holding Exchangeable Shares, stock options, or equity awards for purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Unless otherwise indicated, the address for each stockholder listed below is c/o Dayforce, Inc., 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425.

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Name and address of beneficial owner	Number of Shares	Percent of Total
>5% Stockholders:
[ ](1)	[ ]	[ ]%
[ ](2)	[ ]	[ ]%
[ ](3)	[ ]	[ ]%
[ ](4)	[ ]	[ ]%
[ ](5)	[ ]	[ ]%
[ ](6)	[ ]	[ ]%

NEOs and Directors:
Samer Alkharrat(7)	[ ]	*
Christopher Armstrong(8)	[ ]	*
Brent Bickett(9)	[ ]	*
Ronald Clarke(10)	[ ]	*
Deborah Farrington(11)	[ ]	*
Thomas Hagerty(12)	[ ]	*
Stephen Holdridge(13)	[ ]	*
Jeremy Johnson(14)	[ ]	*
Joseph Korngiebel(15)	[ ]	*
Linda Mantia(16)	[ ]	[ ]%
David Ossip(17)	[ ]	*
Ganesh Rao(18)	[ ]	*
Andrea Rosen(19)	[ ]	*
Gerald Throop(20)	[ ]	*
All current directors and executive officers as a group ([ ] persons)(20)	[ ]	[ ]%
* Represents beneficial ownership of less than 1% of our outstanding Common Stock.
(1)[ ]
(2)[ ]
(3)[ ]
(4)[ ]
(5)[ ]
(6)[ ]
(7)[ ]
(8)[ ]
(9)[ ]
(10)[ ]
(11)[ ]
(12)[ ]
(13)[ ]
(14)[ ]
(15)[ ]
(16)[ ]
(17)[ ]
(18)[ ]
(19)[ ]
(20)[ ]

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Beneficial Ownership of Preferred Stock
As of the Record Date, Dayforce has one share of special voting preferred stock outstanding, par value $0.01 per share (the “Special Voting Share”). The trustee who holds the Special Voting Share (the “Trustee”) holds legal title to the Special Voting Share for the use and benefit of the registered holders of Exchangeable Shares.
In connection with the Voting and Exchange Trust Agreement dated April 25, 2018, among the Company, Dayforce Canada Ltd. (f/k/a Ceridian Canada Ltd.), Ceridian AcquisitionCo ULC, and the Trustee, the Trustee is entitled, with respect to any matter, question, proposal, or proposition whatsoever that may properly come before Dayforce’s Annual Meeting and with respect to all written consents sought from the holders of Dayforce’s Common Stock, to cast the number of votes for each Exchangeable Share equal to the number of shares of Common Stock issuable upon the exchange of each Exchangeable Share held by registered holders of such Exchangeable Shares on the Record Date and for which the Trustee has received voting instructions from such holders.
Except as specifically authorized, the Trustee has no power or authority to sell, transfer, vote, or otherwise deal in or with the Special Voting Share. The Trustee is not entitled to receive any portion of any dividend or distribution at any time. Upon any liquidation, dissolution, or winding up of Dayforce, the Trustee will not be entitled to any portion of any related distribution.
At such time as (i) there are no Exchangeable Shares of Ceridian AcquisitionCo ULC issued and outstanding that are not owned by Dayforce or any subsidiary of Dayforce; and (ii) there is no share of stock, debt, option, or other agreement, obligation, or commitment of Ceridian AcquisitionCo ULC which could by its terms require Ceridian AcquisitionCo ULC to issue any Exchangeable Shares to any person other than Dayforce or any subsidiary of Dayforce, then the Special Voting Share will be retired and cancelled promptly for no consideration and will not be reissued.
The Special Voting Share is held by Barbara Ferreri. The address for Barbara Ferreri is c/o Corporate Secretary, Dayforce, Inc., 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425.

Certain Relationships and Related Party Transactions
Set forth below is a description of certain relationships and related person transactions between Dayforce, its subsidiaries, and our directors, executive officers, or holders of more than 5% of our voting securities.
Registration Rights Agreement
On April 30, 2018, in connection with our initial public offering, we entered into a registration rights agreement with entities affiliated with Thomas H. Lee Partners, L,P., Cannae Holdings, LLC, David Ossip, Alon Ossip (the brother of David Ossip), and entities controlled by each of David Ossip and Alon Ossip in respect of the shares of Common Stock and Exchangeable Shares held by such holder immediately following the initial public offering. This agreement provides these holders (and their permitted transferees) with the right to require us, at our expense, to register shares of our Common Stock that they hold. The agreement also provides that we will pay certain expenses of these electing holders relating to such registrations and indemnify them against certain liabilities that may arise under the Securities Act.
Policies for Approval of Related Person Transactions
Our Board has adopted a written Related Person Transactions Policy to assist us in complying with SEC and NYSE rules and regulations related to related person transactions. A “related person transaction” is any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships, in which (i) Dayforce or any of its subsidiaries is or will be a participant; and (ii) any related person (as defined in Item 404 of Regulation S-K) has or will have a direct or indirect material interest. The Audit Committee is responsible for administering the policy, which includes reviewing all of the relevant facts and circumstances of all related person transactions that require the Audit Committee’s approval before entry into the transaction. Under the policy, the Audit Committee must either approve or disapprove of the entry into the related person transaction in accordance with all

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applicable SEC and NYSE rules and regulations, including Item 404 of Regulation S-K and Section 314.00 of the NYSE Listed Company Manual.
Other Transactions
We provide Dayforce and related services to certain companies that are considered related parties. The revenue from these related parties was as follows:

Counterparty	Related Persons Interest	Year Ended December 31, 2024
		($)(In millions)
Corpay, Inc.	Ronald Clarke, Thomas Hagerty, and Gerald Throop are shared board members. Ronald Clarke is also the CEO and the chairman of the board of the counterparty	0.9
Verve Senior Living	David Ossip, our Chair and CEO, and his brother are currently minority stockholders	0.4
BlackRock, Inc.	Greater than 5% beneficial owner of Common Stock	1.0
The Capital Group Companies, Inc.	Greater than 5% beneficial owner of Common Stock	0.2
We are party to service agreements with certain companies that are considered related parties. Payments made to related parties were as follows:

Counterparty	Related Persons Interest	Year Ended December 31, 2024
		($)(In millions)
BlackRock, Inc.	Greater than 5% beneficial owner of Common Stock	0.2

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Voting and Other General Information
Our Board solicits your proxy on our behalf for the 2025 Annual Meeting, and at any adjournment, continuation, or postponement of the 2025 Annual Meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of 2025 Annual Meeting of Stockholders (the “Notice of Internet Availability”).

Annual Meeting Details
Time and Date:	10:00 a.m., EDT, Friday, May 2, 2025
Live Webcast:	www.virtualshareholdermeeting.com/DAY2025
Record Date:	March 6, 2025

Mailing Address
The mailing address of our principal executive office is Dayforce, Inc., 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425.

Entitled to Vote

Holders of record of shares of our Common Stock, and the holder of the Special Voting Share (together with the Common Stock, the “Voting Stock”), at the close of business on the Record Date, will be entitled to notice of and to vote at the Annual Meeting.
Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. In addition, as described below under “How to Vote,” the holder of the Special Voting Share is entitled to vote on all matters on which a holder of Common Stock is entitled to vote and is entitled to cast a number of votes equal to the number of shares of Common Stock issuable upon exchange of the Exchangeable Shares then outstanding.

Shares Outstanding

As of the Record Date, [Common Stock] shares of Common Stock were outstanding, and the Special Voting Share represents an additional [Exchangeable Shares] shares of Common Stock issuable upon the exchange of the Exchangeable Shares, for a total of [Total] votes represented by the outstanding shares of Voting Stock. The list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days ending on the day before the Annual Meeting date at Dayforce's principal place of business (3311 East Old Shakopee Road, Minneapolis, Minnesota 55425).

Proxy Materials

On or about March [ ], 2025, we mailed or made available to our stockholders proxy materials, including our Proxy Statement, the 2024 Annual Report which includes the annual report on Form 10-K for the fiscal year ended December 31, 2024, and form of proxy or the Notice of Internet Availability of proxy materials. These proxy materials can be accessed directly at proxyvote.com.

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How to Vote

There are four ways a stockholder of record can vote:
1.By internet at proxyvote.com up until 11:59 p.m. EDT on May 1, 2025 (have your proxy card in hand when you visit the website);
2.By toll-free telephone at 1-800-690-6903 up until 11:59 p.m. EDT on May 1, 2025 (have your proxy card in hand when you call);
3.By completing and mailing your proxy card; or
4.By electronic ballot at the Annual Meeting.
In order to be counted, proxies submitted by telephone, internet, or U.S. mail must be received before the start of the Annual Meeting.
If you hold your shares through a bank, broker, or other nominee, please follow the bank’s, broker’s, or other nominee’s instructions, as applicable.
If you hold Exchangeable Shares, you are entitled to direct the Trustee to cast the number of votes equal to the number of shares of Common Stock issuable upon the exchange of the Exchangeable Shares you held on the Record Date via one of the voting methods described above. The Trustee will vote pursuant to your voting instructions, which must be received prior to 5:00 p.m. EDT on April 28, 2025. Holders of Exchangeable Shares will receive a separate notice containing further details regarding voting instructions.

Admission

The Annual Meeting will be a virtual meeting conducted on the following website:
www.virtualshareholdermeeting.com/DAY2025
Admission to the Annual Meeting is restricted to stockholders as of the close of business on the Record Date, valid proxy holders of such stockholders, and/or their designated representatives. To participate in the virtual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If your shares are held in the name of a bank, brokerage firm, or other nominee, you should follow the instructions provided by them in order to participate in the virtual meeting. We recommend that you log in 15 minutes before the start of the Annual Meeting to ensure sufficient time to complete the check-in procedures.

Quorum

A majority of the shares of all issued and outstanding stock entitled to vote on the Record Date must be present at the Annual Meeting or represented by proxy to constitute a quorum. For purposes of determining whether a quorum is present, “all issued and outstanding stock entitled to vote” will include the number of shares of Common Stock issuable upon the exchange of the Exchangeable Shares.

Revoking Your Proxy

Stockholders of record may revoke their proxies by attending the Annual Meeting and voting, by submitting an instrument in writing revoking the proxy, by submitting another duly executed proxy bearing a later date to our Corporate Secretary before the applicable voting deadline, or by voting again using the telephone or internet (your latest telephone or internet proxy is the one that will be counted). If you hold shares through a bank, broker, or other nominee, please contact that firm for instructions on how to revoke your prior voting instructions.

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Votes Required to Adopt Proposals

Each share of Common Stock outstanding on the Record Date is entitled to one vote on any proposal presented to stockholders at the Annual Meeting, and the Trustee is entitled to vote on all matters that a holder of our Common Stock is entitled to vote on and is entitled to cast a number of votes equal to the number of shares of Common Stock issuable upon exchange of the Exchangeable Shares then outstanding. As of the Record Date, [Common Stock] shares of Common Stock were outstanding and the Special Voting Share represents an additional [Exchangeable Shares] shares of Common Stock issuable upon exchange of the Exchangeable Shares, for a total of [Total] votes represented by the outstanding shares of Voting Stock.

For Proposal One, election of Directors, our bylaws provide for a majority voting standard in uncontested elections of directors. Accordingly, directors shall be elected by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter at the Annual Meeting. This means that the number of votes cast “FOR” a director must exceed the number of votes cast “against” that director. If your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. Our Restated Certificate of Incorporation prohibits cumulative voting. Note that if a nominee that is an incumbent director does not receive a required majority of the votes cast, the director must promptly tender their resignation to the Board. The Board will act on the recommendation of the Corporate Governance and Nominating Committee in deciding whether to accept or reject the resignation, and will publicly disclose its decision within ninety (90) days from the date of publication of the election results. Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each of the nominees. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. However, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board.

•Votes Required: Affirmative vote of the holders of a majority in voting power of the votes cast (in person or by proxy)
•Voting Choices: For; Against; Abstain
•Effect of Abstentions: No effect
•Effect of Broker Non-Votes: No effect

For Proposal Two, advisory vote on the compensation of Dayforce's Named Executive Officers, the proposal must receive the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter (in person or by proxy). If your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. As the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any NEO and will not be binding on or overrule any decisions by the Compensation Committee or the Board. However, because we value our stockholders’ view, the Compensation Committee and Board will carefully consider the results of this advisory vote when formulating future executive compensation philosophy, policies, and practices.

•Votes Required: Affirmative vote of the holders of a majority in voting power of the votes cast (in person or by proxy)
•Voting Choices: For; Against; Abstain
•Effect of Abstentions: No effect
•Effect of Broker Non-Votes: No effect

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For Proposal Three, ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2025, the proposal must receive affirmative votes of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. Your broker or other nominee will have the discretion to vote your shares on this proposal without your instruction.

•Votes Required: Affirmative vote of the holders of a majority in voting power of the votes cast (in person or by proxy)
•Voting Choices: For; Against; Abstain
•Effect of Abstentions: No effect
•Effect of Broker Non-Votes: N/A

For Proposal Four, approval of Dayforce's Amended and Restated Certificate of Incorporation, the proposal must receive “FOR” votes from the holders of at least a majority in voting power of the outstanding shares of Voting Stock.

•Votes Required: Affirmative vote of the holders of a majority in voting power of the outstanding shares of Voting Stock
•Voting Choices: For; Against; Abstain
•Effect of Abstentions: A vote against
•Effect of Broker Non-Votes: No effect

Broker Non-Votes

A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. If a broker, bank, custodian, nominee, or other record holder of our Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then the votes represented by those shares will be treated as broker non-votes with respect to that proposal. In this regard, the election of directors (Proposal One), Say on Pay (Proposal Two), and approval of Dayforce's Amended and Restated Certificate of Incorporation (Proposal Four), are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore we expect broker non-votes on Proposal One, Proposal Two, and Proposal Four. Proposal Three is a routine matter, so we do not expect any broker non-votes on this proposal.
If you do not instruct your broker how to vote with respect to Proposal One, Proposal Two, or Proposal Four, your broker may not vote with respect to those proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all proposals.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not indicate how your shares should be voted on each item, the persons named as proxies will vote “FOR” the election of directors (Proposal One), “FOR” the Say on Pay vote (Proposal Two), “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Three), and "FOR" the Amended and Restated Certificate of Incorporation (Proposal Four). The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment. We have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

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Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final voting results by filing a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs

We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email, or facsimile, but they do not receive additional compensation for providing those services. We have retained the services of Sodali LLC and may retain the services of other third-parties to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services to be rendered by Sodali LLC is estimated to be $24,000, and our agreement provides that we will indemnify Sodali LLC and its affiliates against certain claims, liabilities, losses, damages, and expenses.

Householding

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can provide extra convenience for stockholders and cost savings for companies. Dayforce and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker or Dayforce that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold Common Stock directly. Any such requests can be directed to us by calling 1-866-540-7095 or by writing to us at the following address: Dayforce, Inc., c/o Corporate Secretary, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425.

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Transaction of Other Business and Additional Information
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.
Stockholder Communications
The Board provides to every stockholder the ability to communicate with the Board through an established process for stockholder communications. Stockholders and other interested parties may send communications to our Board through our Corporate Secretary at stockholders@dayforce.com or via U.S. mail: Dayforce, Inc., c/o Corporate Secretary, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Board of Directors. Stockholders and other interested parties may indicate that their communications are intended for the full Board or any subset of directors, including only the Chair of the Board, only the Lead Director, or only the non-employee directors. The Corporate Secretary will review all such incoming communications and forward any stockholder or interested party communication to the appropriate member(s) of the Board or Board committees. The Corporate Secretary will generally not forward communications that are unrelated to the duties and responsibilities of the Board, including communications that the Corporate Secretary determines to be primarily commercial in nature, product complaints or inquiries, or materials that are patently offensive or otherwise inappropriate.
Procedures for Submitting Stockholder Proposals
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.
Our amended and restated bylaws (the “Bylaws”) provide that nominations of persons for election to our Board and other proposals to be considered at an annual meeting of stockholders must comply with the requirements set forth in our Bylaws. Our Bylaws require that a stockholder give written notice to our Corporate Secretary, c/o Dayforce, Inc., 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, with such notice to be delivered to or mailed and received not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year's annual meeting. Since our 2025 Annual Meeting of Stockholders will be held on May 2, 2025, stockholder proposals must be received by our Corporate Secretary at our principal executive offices between January 2, 2026, and February 1, 2026, in order to be raised at our 2026 Annual Meeting. Our Bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding annual meeting, notice must be so delivered, or mailed and received, not later than (i) the 90th day prior to such annual meeting or, (ii) if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.
Any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2026 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than [ ], 2025. Such proposals must be delivered to our Corporate Secretary, c/o Dayforce, Inc., 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425. If we hold our 2026 Annual Meeting more than 30 days before or after May 2, 2026 (the one-year anniversary date of the 2025 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders’ proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if that method is impracticable, by any means reasonably determined to inform stockholders.

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Exemption from Toronto Stock Exchange Rules
Dayforce is an “Eligible International Interlisted Issuer,” as such term is defined in the TSX Company Manual (the “Manual”). As an "Eligible International Interlisted Issuer," Dayforce has applied for and received an exemption pursuant to Section 401.1 of the Manual from Sections 461.1 to 461.4 and Section 464 of the Manual, the effect of which is that Dayforce will not have to comply with certain Canadian requirements relating to majority voting and the annual election of directors. As an “Eligible International Interlisted Issuer,” Dayforce is also exempt from, among other things, Sections 604 and 613 of the Manual.
Dayforce sought the exemption on the basis that (i) Dayforce’s primary listing is the NYSE; (ii) Dayforce is incorporated in the state of Delaware; and (iii) less than 25% of trading volume in Dayforce’s shares was on Canadian marketplaces. Dayforce is required to notify the TSX of its continued reliance on the exemption before each successive annual meeting of stockholders.
Delinquent Section 16(a) Reports
Based on a review of Section 16 reports filed with the SEC, we believe all reports required to be filed during the 2024 fiscal year pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

Forward-Looking Statements
CAUTIONARY STATEMENT PURSUANT TO THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Section 27A of the Securities Act and Section 21E of the Exchange Act provide a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about their companies. With the exception of historical information, the matters discussed in this Proxy Statement are forward-looking statements and may be identified by the use of words such as “anticipate,” “estimate,” “expect,” "assume," “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words and terms of similar meaning, but not all forward-looking statements contain these identifying words. Such statements are based on our current expectations and assumptions with respect to our business, the economy, and other future events and are subject to inherent risks, uncertainties, and changes in circumstances that are difficult to predict. A variety of factors could cause our future results, levels of activity, performance or achievements to differ materially from those anticipated by such forward-looking statements. Readers should review the risks detailed in the "Cautionary Note Regarding Forward-Looking Statements" and Part I, Item 1A, Risk Factors, of our 2024 Annual Report, along with our Quarterly Reports on Form 10-Q and other reports we file with the SEC, for a description of important factors that could cause our future results to differ materially from those contemplated by the forward-looking statements made in this Proxy Statement. Our forward-looking statements speak only as of the date of this Proxy Statement or as of the date they are made, and we undertake no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Appendix A
USE OF NON-GAAP FINANCIAL MEASURES
We use certain non-GAAP financial measures in this Proxy Statement including:

Non-GAAP Financial Measure	GAAP Financial Measure
Free cash flow	Net cash provided by operating activities
Dayforce revenue retention rate	No directly comparable GAAP measure
We believe that free cash flow is meaningful to investors because it is a measure of liquidity that provides useful information in understanding and evaluating the strength of our liquidity and future ability to generate cash that can be used for strategic opportunities or investing in our business. The exclusion of capital expenditures facilitates comparisons of our liquidity on a period-to-period basis and excludes items that management does not consider to be indicative of our liquidity. We use annual Dayforce revenue retention rate to measure the percentage of revenues that we retain from our existing Dayforce customers, which we believe is useful to management and investors as an indicator of customer satisfaction and future revenues.
These non-GAAP financial measures are not required by, defined under, or presented in accordance with, GAAP, and should not be considered as alternatives to our results as reported under GAAP, have important limitations as analytical tools, and our use of these terms may not be comparable to similarly titled measures of other companies in our industry. Our presentation of non-GAAP financial measures should not be construed to imply that our future results will be unaffected by similar items to those eliminated in this presentation.
We define these non-GAAP financial measures as follows:
•Free cash flow is defined as net cash provided by operating activities, as adjusted to exclude capital expenditures.
•Annual Dayforce revenue retention rate is calculated as a percentage, excluding Ascender and eloomi, where the numerator is the Dayforce Annualized Recurring Revenue ("ARR") for the prior year, less the Dayforce ARR from lost Dayforce customers during that year; and the denominator is the Dayforce ARR for the prior year. We have not reconciled Annual Dayforce revenue retention rate because there is no directly comparable GAAP financial measure.

Our compensation programs include various non-GAAP metrics, which were adjusted from the results reported in our Annual Report on Form 10-K, and include Cloud recurring revenue, Adjusted EBITDA, Dayforce recurring revenue, year-over-year growth, and Adjusted operating profit, year-over-year growth. These metrics were adjusted to exclude float revenue and the results from our eloomi acquisition, as well as to reflect expected foreign exchange rate impacts on all revenue items.
Reconciliation of GAAP To Non-GAAP Financial Measures
The following table reconciles net cash provided by operating activities to the non-GAAP financial measure free cash flow:

Year Ended December 31, 2024
(Unaudited, Dollars in millions)
Net cash provided by operating activities	$281.1
Capital expenditures	(109.6)
Free cash flow	$171.5

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Appendix B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DAYFORCE, INC.

Dayforce, Inc., a Delaware corporation (the “Corporation”), certifies as follows:

1. The original Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on July 3, 2013. The Corporation was originally incorporated under the name Ceridian HCM Holding Inc.

2. This ~~Restated Certificate of Incorporation, which only restates and integrates and does not further amend the provisions of the Fourth~~ Amended and Restated Certificate of Incorporation ~~of the Corporation as heretofore amended or supplemented, there being no discrepancies between those provisions and the provisions of~~ (this ~~Restated~~ "Certificate of Incorporation")~~, was~~ has been duly adopted ~~by the Board of Directors of the Corporation~~ in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

3. This Certificate of Incorporation amends, restates and integrates the provisions of the Restated Certificate of Incorporation ~~shall become effective~~ filed with the Office of the Secretary of State of the State of Delaware on January 31, 2024 ~~at 11:59 P.M. Eastern Standard Time~~.

4. The text of ~~the Fourth Amended and Restated~~ this Certificate of Incorporation ~~of the Corporation as heretofore amended or supplemented~~ is hereby amended and restated in its entirety ~~to read~~ as follows:

Section 1. NAME
The name of the corporation (the “Corporation”) is “Dayforce, Inc.”

Section 2. REGISTERED AGENT
The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, in the city of Wilmington, County of New Castle, Zip Code 19808. The name of the Corporation’s registered agent at that address is “Corporation Service Company”.

Section 3. PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law ~~of the State of Delaware~~ (the “DGCL”).

Section 4. CAPITAL STOCK
Section 4.1. Authorized Shares. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 510,000,000 shares, of which (i) 500,000,000 shares shall be designated shares of common stock, par value $0.01 per share (“Common Stock”) and (ii) 10,000,000 shares shall be designated shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). Notwithstanding anything to the contrary contained herein, the rights and preferences of the Common Stock shall at all times be subject to the rights and preferences of the Preferred Stock as may be set forth in one or more certificates of designations filed with the Secretary of State of the State of Delaware from time to time in accordance with the DGCL and this Certificate of Incorporation. The number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding shares of stock entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto) (including, with respect to the Preferred Stock, the vote attaching to the Special Voting Share), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class or series shall be required therefor.

Section 4.2. Common Stock. The Common Stock shall have the following powers, designations, preferences and rights and qualifications, limitations and restrictions:

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(a) Voting. Each holder of record of shares of Common Stock shall be entitled to vote at all meetings of the stockholders of the Corporation and shall have one vote for each share of Common Stock held of record by such holder of record as of the applicable record date on any matter that is submitted to a vote of the stockholders of the Corporation; provided, however, that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series or class of Preferred Stock) that relates solely to the terms of one or more outstanding series or class(es) of Preferred Stock if the holders of such affected series or class(es) of Preferred Stock are entitled, either separately or together with the holders of one or more other such series or class(es), to vote thereon pursuant to applicable law or this Certificate of Incorporation (including any certificate of designations relating to any series or class of Preferred Stock); and provided further that the Board of Directors may issue or grant shares of Common Stock that are subject to vesting or forfeiture and that restrict or eliminate voting rights with respect to such shares until any such vesting criteria is satisfied or such forfeiture provisions lapse.

(b) Dividends and Distributions. Subject to the prior rights of all classes or series of stock at the time outstanding having prior rights as to dividends or other distributions, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property, or stock as may be declared on the Common Stock by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions.

(c) Liquidation, etc. Subject to the prior rights of creditors of the Corporation and the holders of all classes or series of stock at the time outstanding having prior rights as to distributions upon liquidation, dissolution or winding up of the Corporation, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Common Stock shall be entitled to receive their ratable and proportionate share of the remaining assets of the Corporation.

(d) No holder of shares of Common Stock shall have cumulative voting rights.

(e) No holder of shares of Common Stock shall be entitled to preemptive or subscription rights pursuant to this Certificate of Incorporation.

Section 4.3. Preferred Stock. The Board of Directors is hereby expressly authorized, to the fullest extent as may now or hereafter be permitted by the DGCL, by resolution or resolutions, at any time and from time to time, to provide for the issuance of a share or shares of Preferred Stock in one or more series or classes and to fix for each such series or class (i) the number of shares constituting such series or class and the designation of such series or class, (ii) the voting powers (if any), whether full or limited, of the shares of such series or class, (iii) the powers, preferences, and relative, participating, optional or other special rights of the shares of each such series or class, and (iv) the qualifications, limitations, and restrictions thereof, and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. Without limiting the generality of the foregoing, to the fullest extent as may now or hereafter be permitted by the DGCL, the authority of the Board of Directors with respect to the Preferred Stock and any series or class thereof shall include, but not be limited to, determination of the following:

(a) the number of shares constituting any series or class, which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding) and the distinctive designation of that series or class;

(b) the dividend rate or rates on the shares of any series or class, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series or class;

(c) whether any series or class shall have voting rights, in addition to the voting rights provided by applicable law, and, if so, the number of votes per share and the terms and conditions of such voting rights;

(d) whether any series or class shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate upon such events as the Board of Directors shall determine;

(e) whether the shares of any series or class shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

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(f) whether any series or class shall have a sinking fund for the redemption or purchase of shares of that series or class, and, if so, the terms and amount of such sinking fund;

(g) the rights of the shares of any series or class in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series or class; and

(h) any other powers, preferences, rights, qualifications, limitations, and restrictions of any series or class.

The powers, preferences and relative, participating, optional and other special rights of the shares of each series or class of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series or classes at any time outstanding. Unless otherwise provided in the resolution or resolutions providing for the issuance of such series or class of Preferred Stock, shares of Preferred Stock, regardless of series or class, which shall be issued and thereafter acquired by the Corporation through purchase, redemption, exchange, conversion or otherwise shall return to the status of authorized but unissued Preferred Stock, without designation as to series or class of Preferred Stock, and the Corporation shall have the right to reissue such shares.

Section 4.4. Special Voting Preferred Stock. One (1) share of the authorized Preferred Stock of the Corporation is designated “Special Voting Preferred Stock” and shall have the rights, preferences, powers, privileges and restrictions, qualifications and limitations set forth herein. Unless otherwise indicated, references to “Sections” or “Subsections” in this Section 4.4 refer to sections and subsections of this Section 4.4. The one (1) share of Special Voting Preferred Stock is referred to herein as the “Special Voting Share”).

(a) Dividends. The holder of the Special Voting Share shall not be entitled to receive any portion of any dividend or distribution at any time.

(b) Voting Rights. The holder of the Special Voting Share shall have the following voting rights:

(1) In accordance with the terms contained herein and in that certain Voting and Exchange Trust Agreement dated as of April 25, 2018 (the “Trust Agreement”), among the Corporation, ~~Ceridian~~Dayforce Canada Ltd., Ceridian Acquisitionco ULC (“Exchangeco”), and the Trustee (as defined therein), the holder of the Special Voting Share shall, with respect to all meetings of stockholders of the Corporation at which holders of shares of Common Stock are entitled to vote (each, a “~~Ceridian~~Dayforce Holding Meeting”) and with respect to all written consents sought from the holders of shares of Common Stock (a “~~Ceridian~~Dayforce Holding Consent”), be entitled to cast a number of votes for each exchangeable share of Exchangeco (the “Exchangeable Shares”) owned of record at the close of business on the record date established by the Corporation or by applicable law for such ~~Ceridian~~Dayforce Holding Meeting or ~~Ceridian~~Dayforce Holding Consent, as the case may be, by registered holders of such Exchangeable Shares (excluding any such Exchangeable Shares owned by the Corporation or its subsidiaries) and for which the Trustee (as defined in Trust Agreement) has received voting instructions from the Beneficiaries (as defined in Trust Agreement), equal to the number of votes to which a holder of one share of Common Stock is entitled, in respect of each matter, question, proposal or proposition to be voted on at such ~~Ceridian~~Dayforce Holding Meeting or to be consented to in connection with such ~~Ceridian~~Dayforce Holding Consent.

(2) Except as otherwise provided herein or by law, the holder of the Special Voting Share and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(3) Except as set forth herein, the holder of the Special Voting Share shall have no special voting rights, and its consent shall not be required (except to the extent it is entitled to vote with the holders of shares of Common Stock and Common Stock as set forth herein) for taking any corporate action.

(c) Additional Provisions.

(1) The holder of the Special Voting Share is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.

(2) At such time as (A) there are no Exchangeable Shares of Exchangeco issued and outstanding that are not owned by the Corporation or any subsidiary of the Corporation, and (B) there is no share of stock, debt, option or other agreement, obligation or commitment of Exchangeco which could by its terms require Exchangeco to issue any Exchangeable Shares to any person other than the Corporation or any subsidiary of the Corporation, then the Special Voting Share shall thereupon be retired and cancelled promptly thereafter for no consideration and not be reissued.

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(d) Reacquired Share. If the Special Voting Share is purchased or otherwise acquired by the Corporation in accordance with the terms of Section 4.4(c)(2) or Section 4.4(e), then the Special Voting Share shall be retired and cancelled promptly after the acquisition thereof.

(e) Redemption. The Special Voting Share is not redeemable, except as at such time as contemplated by Section 4.4(c)(2).

(f) Dissolution, Liquidation or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holder of the Special Voting Share shall not be entitled to any portion of any related distribution.

Section 5. DIRECTORS

Section 5.1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, consisting of not less than one (1) nor more than fourteen (14) members with the exact number of directors to be set forth in the ~~Corporation’s Bylaws or determined from time to time by resolution adopted by the Board of Directors. Prior to the election of directors at the Corporation’s 2024 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any class or series of Preferred Stock as set forth in this Certificate of Incorporation, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 2022 annual meeting of stockholders, successors to the directors whose terms expire at that annual meeting shall be elected to hold office for a one-year term expiring at the 2023 annual meeting of stockholders; at the 2023 annual meeting of stockholders, successors to the directors whose terms expire at that annual meeting shall be elected to hold office for a one-year term expiring at the 2024 annual meeting of the stockholders; and at the 2024 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all directors~~ bylaws of the Corporation (as in effect from time to time, the “Bylaws”) or determined from time to time by resolution adopted by the Board of Directors. A director shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders~~. A director~~ and shall hold office until such director’s term expires and until such director’s successor is elected and qualified for office, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.

Section 5.2. ~~If, prior to the election of directors at the Corporation’s 2024 annual meeting of stockholders, the number of directors on the Board of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. In no case will a decrease in the number of directors shorten the term of any incumbent director.~~

~~Section 5.3.~~ Subject to the terms of any one or more series or classes of Preferred Stock, any vacancy on the Board of Directors, however resulting, may be filled only by an affirmative vote of the majority of the directors then in office, even if less than a quorum, or by an affirmative vote of the sole remaining director. Any director elected to fill a vacancy ~~prior to the election of directors at the Corporation’s 2024 annual meeting of stockholders shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. Any director elected to fill a vacancy after the election of directors at the Corporation’s 2024 annual meeting of stockholders~~ shall hold office for a term that shall expire at the next annual meeting of stockholders.

Section 5.~~4~~3. Notwithstanding any of the foregoing provisions, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation, or the resolution or resolutions adopted by the Board of Directors pursuant to Section 4.~~4~~3 of this Certificate of Incorporation applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Section 5 unless expressly provided by such terms~~.
Section 6. ~~CORPORATE OPPORTUNITIES~~[RESERVED]

~~Section 6.1. In anticipation of the possibility (a) that the officers and/or directors of the Corporation may also serve as officers and/or directors of Cannae (as defined below) or THL (as defined below) and (b) that the Corporation on one hand, and Cannae or THL on the other hand, may engage in the same or similar activities or lines of business and have an interest in the same corporate opportunities, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with Cannae and THL, the provisions of this Section 6 are set forth to regulate, to the fullest extent permitted by law, the conduct of certain affairs of the Corporation as they relate to Cannae and THL and their respective officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.~~

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~~Section 6.2 (a) Except as may be otherwise provided in a written agreement between the Corporation on one hand, and Cannae or THL on the other hand, Cannae and THL shall have no duty to refrain from engaging in the same or similar activities or lines of business as the Corporation, and, to the fullest extent permitted by law, neither Cannae nor THL nor any officer or director thereof (except in the event of any violation of Section 6.3 hereof, to the extent such violation would create liability under applicable law) shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities of Cannae or THL.~~

~~(b) The Corporation may from time to time be or become a party to and perform, and may cause or permit any subsidiary of the Corporation to be or become a party to and perform, one or more agreements (or modifications or supplements to pre-existing agreements) with Cannae and/or THL. Subject to Section 6.3 hereof, to the fullest extent permitted by law, no such agreement, nor the performance thereof in accordance with its terms by the Corporation or any of its subsidiaries, Cannae or THL, shall be considered contrary to any fiduciary duty to the Corporation or to its stockholders of any director or officer of the Corporation who is also a director, officer or employee of Cannae or THL. Subject to Section 6.3 hereof, to the fullest extent permitted by law, no director or officer of the Corporation who is also a director, officer or employee of Cannae or THL shall have or be under any fiduciary duty to the Corporation or its stockholders to refrain from acting on behalf of the Corporation or any of its subsidiaries, Cannae or THL in respect of any such agreement or performing any such agreement in accordance with its terms.~~

~~Section 6.3. In the event that a director or officer of the Corporation who is also a director or officer of Cannae or THL acquires knowledge of a potential transaction or matter which may be a corporate opportunity of both the Corporation on one hand, and Cannae or THL on the other hand, such director or officer of the Corporation shall, to the fullest extent permitted by law, have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such corporate opportunity, if such director or officer acts in a manner consistent with the following policy:~~

~~(a) a corporate opportunity offered to any person who is an officer of the Corporation, and who is also a director but not an officer of Cannae or THL, shall belong to the Corporation, unless such opportunity is expressly offered to such person in a capacity other than such person’s capacity as an officer of the Corporation, in which case it shall not belong to the Corporation;~~

~~(b) a corporate opportunity offered to any person who is a director but not an officer of the Corporation, and who is also a director or officer of Cannae or THL, shall belong to the Corporation only if such opportunity is expressly offered to such person in such person’s capacity as a director of the Corporation; and~~

~~(c) a corporate opportunity offered to any person who is an officer of both the Corporation on one hand, and Cannae or THL on the other hand, shall belong to the Corporation only if such opportunity is expressly offered to such person in such person’s capacity as an officer of the Corporation.~~

~~Notwithstanding the foregoing, the Corporation shall not be prohibited from pursuing any corporate opportunity of which the Corporation becomes aware.~~

~~Section 6.4. Any person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 6.~~

~~Section 6.5. (a) For purposes of this Section 6, a director of any company who is the chair of the board of directors of that company shall not be deemed to be an officer of the company solely by reason of holding such position.~~

~~(b) The term “Corporation” shall mean, for purposes of this Section 6, the Corporation and all corporations, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) fifty percent or more of the outstanding voting stock, voting power, partnership interests or similar voting interests. The term “Cannae” shall mean, for purposes of this Section 6, Cannae Holdings, Inc., a Delaware corporation, and any successor thereof, and all corporations, partnerships, joint ventures, associations and other entities in which it beneficially owns (directly or indirectly) fifty percent or more of the outstanding voting stock, voting power, partnership interests or similar voting interests other than the Corporation. The term “THL” shall mean, for purposes of this Section 6, Thomas H. Lee Partners, L.P., a Delaware limited partnership, and any successor thereof, and all corporations, partnerships, joint ventures, associations and other entities in which it or one or more of its affiliates beneficially owns (directly or indirectly) fifty percent or more of the outstanding voting stock, voting power, partnership interests or similar voting interests other than the Corporation and its subsidiaries.~~

~~Section 6.6. Anything in this Certificate of Incorporation to the contrary notwithstanding, the foregoing provisions of this Section 6 shall not apply at any time that no person who is a director or officer of the Corporation is also a director or officer of~~

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~~Cannae or THL. Neither the alteration, amendment, termination, expiration or repeal of this Section 6 nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Section 6 shall eliminate or reduce the effect of this Section 6 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section 6, would accrue or arise, prior to such alteration, amendment, termination, expiration, repeal or adoption.~~
Section 7. REMOVAL OF DIRECTORS

Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, ~~(a) any director who prior to the 2022 annual meeting of stockholders was elected to a three-year term (a “Classified Term”) that continues beyond the date of the 2022 annual meeting (a “Classified Director”) may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Section 7 as one class; and (b) any director that is not a Classified~~ any director may be removed from office by the stockholders of the Corporation, with or without cause, by the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation then entitled to vote generally in the election of directors, considered for the purposes of this Section 7 as one class. For purposes of this Section 7, “cause” shall mean, with respect to any director, (x) the willful failure by such director to perform, or the gross negligence of such director in performing, the duties of a director, (y) the engaging by such director in willful or serious misconduct that is injurious to the Corporation or (z) the conviction of such director of, or the entering by such director of a plea of nolo contendere to, a crime that constitutes a felony.

Section 8. ELECTION OF DIRECTORS

Elections of directors at an annual or special meeting of stockholders shall be by written ballot unless the ~~bylaws of the Corporation (as in effect from time to time, the “Bylaws”)~~Corporation's Bylaws shall otherwise provide.

Section 9. WRITTEN CONSENT OF STOCKHOLDERS

Except as otherwise provided for or fixed by or pursuant to the provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders~~; provided, however, that at any time when the THL and Cannae beneficially own (determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended), in the aggregate, more than fifty percent (50%) in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Corporation at any meeting of stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by stockholders holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted~~.

Section 10. SPECIAL MEETINGS

Special meetings of the stockholders of the Corporation for any purposes may be called at any time by a majority vote of the Board of Directors or the Chair of the Board or Chief Executive Officer of the Corporation. Except as required by law or provided by resolutions adopted by the Board of Directors designating the rights, powers and preferences of any Preferred Stock, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

Section 11. OFFICERS

The officers of the Corporation shall be chosen in such manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

Section 12. INDEMNITY

The Corporation shall indemnify to the full extent authorized or permitted by law any person made, or threatened to be made, a party to any action or proceeding (whether civil or criminal or otherwise) by reason of the fact that such person is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. ~~No~~A director or officer of the Corporation shall not be ~~personally~~ liable to the Corporation or its stockholders

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for monetary damages for ~~any~~ breach of fiduciary duty ~~by such a director~~ as a director~~. Notwithstanding~~ or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence~~, a director~~ shall ~~be liable to the extent provided by applicable law (a) for any breach of the director’s duty~~ not adversely affect any right or protection of ~~loyalty to~~ a director or officer of the Corporation ~~or its stockholders, (b) for acts or omissions not~~ hereunder in ~~good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to Section 174 of the DGCL or (d) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Section 12 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with~~ respect ~~to~~of any act~~s~~ or omission~~s of such director~~ occurring prior to the time of such amendment, modification or repeal.

Section 13. BUSINESS COMBINATIONS

The Corporation shall not be governed by Section 203 of the DGCL.

Section 14. AMENDMENT

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at any time may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Section 14. In addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by this Certificate of Incorporation or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of such Preferred Stock, the provisions (a) of the Bylaws may be adopted, amended or repealed if approved by a majority of the Board of Directors then in office or approved by holders of the Common Stock in accordance with applicable law and this Certificate of Incorporation and (b) of this Certificate of Incorporation may be adopted, amended or repealed as provided by applicable law.

Section 15. SEVERABILITY

If any provision (or any part thereof) of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation including, without limitation, each portion of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

IN WITNESS WHEREOF, the undersigned has caused this ~~Restated~~ Certificate of Incorporation to be signed by its duly authorized officer on the date set forth below.

Dayforce, Inc.

By: /s/ William E. McDonald

Name: William E. McDonald
Title: Executive Vice President, ~~General Counsel~~Chief Legal and Compliance Officer, and Corporate Secretary

Date: ~~January 29, 2024~~[DATE], 2025

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Dayforce, Inc.
3311 East Old Shakopee Road
Minneapolis, Minnesota 55425

dayforce

DAYFORCE, INC.
3311 EAST OLD SHAKOPEE ROAD
MINNEAPOLIS, MN 55425-1640

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. EDT on May 1, 2025 for shares of common stock held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DAY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDT on May 1, 2025 for shares of common stock held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V64321-P25708

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DAYFORCE, INC.

The Board of Directors of Dayforce, Inc. ("Dayforce") recommends you vote FOR the following:

1. To elect nine directors to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal

Nominees:	For	Against	Abstain
1a. Brent Bickett	☐	☐	☐
1b. Ronald Clarke	☐	☐	☐
1c. Deborah Farrington	☐	☐	☐
1d. Thomas Hagerty	☐	☐	☐
1e. Linda Mantia	☐	☐	☐
1f. David Ossip	☐	☐	☐
1g. Ganesh Rao	☐	☐	☐
1h. Andrea Rosen	☐	☐	☐
1i. Gerald Throop	☐	☐	☐

The Board of Directors of Dayforce recommends you vote FOR the following proposals:	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of Dayforce's named executive officers (commonly known as a "Say on Pay" vote)	☐	☐	☐
3. To ratify the appointment of KPMG LLP as Dayforce's independent registered public accounting firm for the fiscal year ending December 31, 2025	☐	☐	☐
4. To approve Dayforce's Amended and Restated Certificate of Incorporation	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V34362-P04136 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. DAYFORCE, INC. Annual Meeting of Stockholders April 26, 2024 10:00 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints William E. McDonald and Jeremy R. Johnson, and each or any of them, as the true and lawful attorney(s) of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Dayforce, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney(s) to vote in their discretion on such other matters as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the proxy is authorized to vote (or abstain from voting) at his discretion on the specified resolutions. The proxy is also authorized to vote (or abstain from voting) on any other business which may properly come before the meeting. Continued and to be signed on reverse side

DAYFORCE, INC.
3311 EAST OLD SHAKOPEE ROAD
MINNEAPOLIS, MN 55425-1640

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 5:00 p.m. EDT on April 28, 2025 for exchangeable shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DAY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 p.m. EDT on April 28, 2025 for exchangeable shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64323-P25708 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DAYFORCE, INC.

The Board of Directors of Dayforce, Inc. ("Dayforce") recommends you vote FOR the following:

1. To elect nine directors to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal

Nominees:	For	Against	Abstain
1a. Brent Bickett	☐	☐	☐
1b. Ronald Clarke	☐	☐	☐
1c. Deborah Farrington	☐	☐	☐
1d. Thomas Hagerty	☐	☐	☐
1e. Linda Mantia	☐	☐	☐
1f. David Ossip	☐	☐	☐
1g. Ganesh Rao	☐	☐	☐
1h. Andrea Rosen	☐	☐	☐
1i. Gerald Throop	☐	☐	☐

The Board of Directors of Dayforce recommends you vote FOR the following proposals:	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of Dayforce's named executive officers (commonly known as a "Say on Pay" vote)	☐	☐	☐
3. To ratify the appointment of KPMG LLP as Dayforce's independent registered public accounting firm for the fiscal year ending December 31, 2025	☐	☐	☐
4. To approve Dayforce's Amended and Restated Certificate of Incorporation	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V64324-P25708

This Proxy Form is being solicited on behalf of Barbara Ferreri, in her capacity as trustee (the "**Trustee**") of the Class A Exchangeable Shares ("**Exchangeable Shares**") of Ceridian AcquisitionCo ULC. **Votes must be received prior to 5:00 p.m. EDT** on **April 28, 2025** (the **"Voting Deadline"**).

If you wish to designate someone other than William McDonald and Jeremy Johnson, please contact Dayforce, Inc. by emailing stockholders@dayforce.com.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the votes to which you are entitled will not be exercised. The Trustee will not be bound to exercise votes received after the Voting Deadline. You may revoke or amend this proxy once submitted by attending the meeting via internet and voting, by submitting an instrument in writing revoking previously submitted voting instructions or by providing voting instructions again using the telephone or internet before the Voting Deadline.

Continued and to be signed on reverse side